Alliance Agreement
                               ------------------

                                     between

                               Bosch Telecom, Inc.
                      8360 LBJ Freeway, Center II, M/S 8204
                               Dallas, Texas 75243

                      - hereinafter called "Bosch U.S." -

                                       and

                               Bosch Telecom GmbH
                  Gerberstra(beta)e 33, 70522 Backnang, Germany

                     - hereinafter called "Bosch Germany" -

                                   on one side

                - collectively referred to as "Bosch Telecom" -

                                       and

                          Broadband Technologies, Inc.
                            4024 Stirrup Creek Drive
                             Research Triangle Park,
                            North Carolina 27709-3737

                          - hereinafter called "BBT" -

                                on the other side

                                LIST OF CONTENTS
                                ----------------

I.         DEFINITIONS
--         -----------
1.1        Affiliate
1.2        Agreement
1.3        Bosch Telecom's Intellectual Property
1.4        Change of Control of BBT
1.5        Closing Date
1.6        Completion Date of FSAN1
1.7        Completion Date of FSAN2
1.8        Component
1.9        Confidential Information
1.10       Cumulative Net Sales Revenue
1.11       Derivatives
1.12       Encumbrance
1.13       Fields
1.14       FLX 2500 Products
1.14a      FSAN Engineering Group
1.15       FSAN Field
1.16       FSAN1 Products
1.17       FSAN2 Products
1.18       iFLX Field
1.19       iFLX Products
1.20       iFLX Intellectual Property
1.21       Information
1.22       Know How
1.23       Material, Material Adverse Effect, Materiality, Materially Affects
1.24       Net Sales Revenue
1.25       Patents
1.26       Permits
1.27       Performance Payment Period
1.28       Person
1.29       Rights
1.30       Software
1.31       Tax or Taxes
1.32       U.S.
1.33       Welfare Plans
1.34       Wireless Systems

II.        AGREEMENT TO PURCHASE AND SELL
---        ------------------------------
2.1        Agreement
2.2        Purchased Assets
           (a)       iFLX Intellectual Property
           (b)       Personal Property
           (c)       Contracts
           (d)       Customer Information

           (e)       Books and Records
2.3        Excluded Assets

III.       OBLIGATIONS AND LIABILITY
----       -------------------------
3.1        Assumed Liabilities
3.2        Excluded Liabilities

IV.        PURCHASE PRICE
---        --------------
4.1        Purchase Price
4.2        Payment of the Purchase Price
           (a)       Initial Payment
           (b)       Second Payment
           (c)       Development Cost-Reimbursement
           (d)       Performance Payment
           (e)       Personal Property
           (f)       Party Obligated to Pay

V.         REPRESENTATIONS AND WARRANTIES OF BBT
--         -------------------------------------
5.1        Organization and Good Standing
5.2        Authority and Action
           (a)       Capacity
           (b)       Authorization
           (c)       Enforceability
           (d)       No Violation
5.3        Title to Assets
           (a)       General
           (b)
5.4        iFLX Intellectual Property
           (a)       Ownership
           (b)       No Infringement
           (c)       Confidentiality of Information
           (d)       Inventor's Assignment
           (e)       Actions to Preserve Patents
           (f)       Right of Transfer
5.5        Compliance with Laws
5.6        Contracts
5.7        Litigation
5.8        Tax Representations
5.9        No Consent Required
5.10       Sufficiency of Assets
5.11       Permits, Permissions and Licenses
5.12       Health and Safety
5.13       Survival of Representation and Warranties

VI.        REPRESENTATIONS AND WARRANTIES OF PURCHASERS
---        --------------------------------------------

6.1        Organization and Good Standing
6.2        Authority and Action
           (a)       Capacity
           (b)       Authorization
           (c)       Enforceability
           (d)       No Violation
6.3        No Consent Required
6.4        No Infringement
6.5        Export Control Compliance
6.6        Survival of Representation and Warranties

VII.       LICENSES AND RESTRICTIONS AND LIMITATIONS ON THE USE OF INTELLECTUAL
           PROPERTY
----       ---------------------------------------------------------------------
7.0        Incidental Sale
7.1        Rights for and Restrictions on BBT
7.1.1      FLX2500 Products
7.1.2      iFLX Products
7.1.3      FSAN1 Products and FSAN2 Products
7.1.4      Manufacture by Bosch Telecom
7.1.5      No Other Restriction
7.2        Rights for and Restrictions on Bosch Telecom
7.2.1      iFLX 2500 Products
7.2.2      iFLX Products
7.2.3      FSAN1 Products and FSAN2 Products
7.2.4      Efforts
7.2.5      No Other Restrictions
7.3        Mutual Supplies (Cross Supply Agreement), Licenses, Derivatives,
           Components
7.4        Obligations of Bosch Telecom to Develop FSAN1 and FSAN2 Product
7.5 Effect of Bosch Telecom Discontinuing Development of FSAN1 Products or FSAN2 Products
7.6 Obligations of Bosch Telecom to Make Available Bosch Telecom Intellectual Property
7.7        Change of Control of BBT
7.8        Termination of Restrictions
7.9.       Transfer of Intellectual Property and Documentation
7.10       Audit

VIII.      CLOSING
-----      -------
8.1        Closing and Closing Date
8.2        BBT's Conditions, Actions and Deliveries at Closing Date
           (a)       Purchase Assets; Bill of Sale
           (b)       Assignment of Patents
           (c)       Certificates
           (d)       Other Documents
8.3        Bosch Telecom's Conditions, Actions and Deliveries at Closing Date
           (a)       Purchase Price
           (b)       Certificates

           (c)       Assignment of Patents
           (d)       Other Documents

IX.        PENSION AND EMPLOYEE MATTERS
---        ----------------------------
9.1        Scope of Section
9.2        Employment
           (a)       Transferred Employees
           (b)       Hiring Employees
           (c)       Non-Solicitation
           (d)       Human Resources Information
           (e)       Notice of Termination
9.3        Retiree Health and Life Insurance Benefits
9.4        Retirement Plans
           (a)       General
           (b)       Vesting
           (c)       Credit and Service
           (d)       Bosch U.S.401k
           (e)       Non-Liability For Other Plans
9.5        Welfare Plans
9.6        Indemnification
9.7        Indemnification by Bosch Telecom
9.8        Other Compensation
9.9        Employment Taxes
9.10       OSHA Records

X.         OTHER AGREEMENTS
--         ----------------
10.1       Non-assignable Contracts, Permits, Licenses, Leases
10.2       Access to Information
           (a)       BBT's Access
           (b)       Bosch Telecom's Access
10.3       Taxes
           (a)       Tax Returns
           (b)       Purchase Price Allocation
           (c)       Transfer Taxes

XI.        PRE-CLOSING COVENANTS
---        ---------------------
11.1       Conduct of Activities in the Fields
11.2       Update to Disclosure
11.3       Government Approvals

XII.       CONDITIONS TO OBLIGATIONS OF PURCHASERS
----       ---------------------------------------
12.1       Injunctions
12.2       Competition Law Clearances; Certain Litigation
12.3.      No Breach
12.4       Consent of BBT's Landlord to Sublease

12.5       Services Agreement and Sublease
12.6       Transfer of Employees

XIII.      CONDITIONS TO OBLIGATIONS OF BBT
-----      --------------------------------
13.1       Injunctions
13.2       Governmental Clearances; Certain Litigation
13.3       No Breach

XIV.       INDEMNIFICATION
----       ---------------
14.1       Indemnification by BBT
14.2       Indemnification by Bosch Telecom
14.3       Limitations
14.4       Exclusive Remedy

XV.        FEES AND EXPENSES
---        -----------------

XVI.       COORDINATION, DISPUTES RESOLUTION, ARBITRATION
----       ----------------------------------------------
16.1       Coordination of Activities of The Alliance; Amicable Dispute
           Resolution
           a)     Development Coordination Team
           b)     Marketing Coordination Team
           c)     Executive Team
           d)     Escalation
           e)     Procedures
16.2       Arbitration

XVII.      CONFIDENTIAL INFORMATION
-----      ------------------------

XVIII.     PUBLIC ANNOUNCEMENTS
------     --------------------

XIX.       TERMINATION; SURVIVAL
----       ---------------------
19.1       Termination
19.2       Effect of Termination

XX.        MISCELLANEOUS
---        -------------
20.1       Entire Agreement; Amendment
20.2       Notices
20.3       Third Party Rights
20.4       Assignment
20.5       Bulk Sales
20.6       Severability
20.7       Captions
20.8       Counterparts
20.9       Governing Law
20.10      Brokers or Finders
20.11      Good Faith Cooperation

20.12      No Successor Employer

This ALLIANCE AGREEMENT ("Agreement") is made as of May 1, 1998 between Bosch Telecom, Inc., a Maryland corporation with its principal place of business in Dallas, Texas ("Bosch U.S."), Bosch Telecom GmbH, a corporation organized under the laws of Germany with its principal place of business in Stuttgart, Germany ("Bosch Germany"), and BroadBand Technologies, Inc., a Delaware corporation, with its principal place of business in Durham County, North Carolina ("BBT"). Bosch Germany and Bosch U.S. are collectively hereafter referred to as "Bosch Telecom".

                                    Recitals:
                                    ---------

A. BBT, is engaged in, among other things, the design, development, manufacture, distribution, sale and service of components for a Full Service Access Network ("FSAN") and BBT has designed iFLX Products (as hereinafter defined) as a first step to meeting FSAN standards which products are designed for countries applying the ETSI or ITU standards.

B. BBT desires to sell to Bosch Telecom and Bosch Telecom desire to purchase from BBT (i) as co-owners with all of the rights and limitations set forth herein, all of the intellectual property underlying the iFLX Products and (ii) as sole owners certain patents and certain assets which are used in the design, development, manufacture, sale and service of the iFLX Products all as more specifically defined below.

                                   Agreement:
                                   ----------

NOW, THEREFORE, in consideration of these premises and subject to the representations, warranties, covenants and other terms and conditions contained herein, and for the consideration provided herein, the parties agree as follows:

                                 I. DEFINITIONS
                                 --------------

1.1 Affiliate means any Person which, directly, or indirectly controls, is controlled by or is under common control with, such Person. For purposes of this definition, "control" means the ownership of more than 50 % of the shares or the holding of more than 50 % of the rights to vote for appointment of directors. With regard to possible changes in **************************** by way of merger, acquisition, spin off or other
           similar transaction, the parties agree to consult with each other about consequences from a change which may substantially change the situation existing at the Closing Date and if any such change would substantially increase or decrease the benefits of this Agreement to either party at the expense of the other party, to bargain in good faith to change the terms of this Agreement to restore the balance of benefits afforded by this Agreement on the Closing Date.

1.2 Agreement means this Agreement, all Schedules incorporated into this Agreement and all other Agreements which are executed as part of this Agreement.

1.3 Bosch Telecom's Intellectual Property means Patents, Rights, Know How, Software and Confidential Information developed by or for Bosch Telecom after the Closing Date in connection with the design, development, manufacture and testing of FSAN1 Products and FSAN2 Products to the extent Bosch Telecom is entitled to grant rights thereunder to third parties. Bosch Telecom represents that at the date of signature of this Agreement there are no such restrictions. In future development efforts, Bosch Telecom shall in contracts to be concluded with third parties avoid any such restrictions. If Bosch Telecom employs third parties to have parts of its development efforts performed, it shall safeguard that also BBT can enjoy rights under the results of such development efforts. This shall apply similarly if Bosch Telecom takes a license from a third party (e. g. for software); in such cases BBT shall be put in a position to take such license from such third party at substantially the same terms and conditions as Bosch Telecom. Generally, Bosch Telecom shall not subcontract major parts of its development efforts.

1.4 Change of Control of BBT means the effective date on which another Person who does not already have such right, acquires the right, whether exercised or not, to: (a) direct or cause the direction of the management and policies of BBT, whether through the ownership of voting securities, by contract or otherwise; or (b) except pursuant to a license or other right BBT has granted consistent with the terms of this Agreement, take possession of or gain access to the iFLX Intellectual Property or Bosch Telecom Intellectual Property, whether through the foreclosure of a lien or other security; but the same shall not include a financial institution acting solely as a financial institution making a loan that is secured by assets of BBT, as long as such financial institution does not dispose of the said assets to the benefit of a Person which is not a financial institution; or c. accept or reject all or any portion of BBT's obligations under this Agreement. Purchases of securities of BBT in public markets and purchases by institutional investors of blocks of stock from BBT or other investors shall not be deemed to result in a Change of Control of BBT provided that such purchasers are acting solely as financial investors seeking return on investment and are not conducting or intending to conduct a telecommunications business purchasing for the purpose of exercising or intending to exercise control over the day to day business of BBT or directing the policies of BBT to enhance the buyer's telecommunications business. Personnel changes in the Board of Directors or management of BBT shall not constitute a Change of Control, provided that a competitor of Bosch Telecom does not have the power to control management or a majority of the Board of Directors.

1.5 Closing Date shall be June 1, 1998 or the first Monday following the day on which BBT and Bosch Telecom receive regulatory clearance from the Department of Justice or the Federal Trade Commission under the Hart Scott Rodino Act.

1.6 Completion Date of FSAN1 means the date on which the FSAN1 Products meet the performance specifications set forth in Schedule 1.16.

1.7 Completion Date of FSAN2 means the date on which the FSAN2 Products meet the performance specifications set forth in Schedule 1.17.

1.8 Component means all parts, including by way of example and not as a limitation, all integrated circuits (whether monolithic microwave, application specific or otherwise), specification control drawings, design layouts, design drawings, test parameters, test specifications and test results. If all or any portion of such is stored in hard copy or by electronic form it shall include both and all software used to store, test, present and manipulate such.

1.9 Confidential Information means Information for which any of the following is true (i) it is not known to third parties, (ii) it is known to third parties who are under an obligation of confidentiality to a party to this Agreement with regard to Information protected by such confidentiality obligation and (iii) it cannot be readily perceived from any product (including sales brochures, manuals etc.) released to customers.

1.10 Cumulative Net Sales Revenue means the Net Sales Revenue for a calendar year.

1.11 Derivatives means improved or successor products derived from the respective products (FLX 2500 Products, iFLX Products, FSAN1 Products or FSAN2 Products) or substantially derived from intellectual property embodied in such products. Derivatives shall, however, not include any of the other products specifically defined herein (for example: Derivatives of FLX 2500 Products shall not include iFLX Products, FSAN1 Products of FSAN2 Products).

1.12 Encumbrance means any security interest, lien, lease, sublease, license, judgment, covenant, restriction or limitation on the possession, use, sale, offer for sale, transfer or conveyance of the Purchased Assets or any Component thereof.

1.13       Fields means the iFLX Field and the FSAN Field.

1.14       FLX 2500 Products means the network access products set forth in
           Schedule 1.14 and all Components of such products.

1.14a FSAN Engineering Group means the group of people largely responsible for developing iFLX who will continue to develop of iFLX into FSAN1 Products and FSAN2 Products.

1.15 FSAN Field means the activities of designing, developing, manufacturing, testing, distributing, selling, offering for sale and servicing FSAN1 Products and FSAN2 Products and successors to FSAN1 Products and FSAN2 Products and any systems or networks incorporating FSAN1 Products and FSAN2 Products or successor products, and services related to FSAN1 Products and FSAN2 Products.

1.16       FSAN1 Products means the network access products set forth in
           Schedule 1.16 and all Components of such products.

1.17       FSAN2 Products means the network access products set forth in
           Schedule 1.17 and all Components of such products.

1.18 iFLX Field means the activities of designing, developing, manufacturing, testing, distributing, selling, offering for sale and servicing iFLX Products and successors to iFLX Products, and any systems or networks incorporating iFLX Products or successors to iFLX Products and services related to iFLX Products.

1.19       iFLX Products means the network access products set forth on Schedule
           1.19 and all Components of such products.

1.20 iFLX Intellectual Property means Patents, Rights, Know How, Software and Confidential Information used by BBT in the iFLX Field prior to Closing Date except for Intellectual Property as to which BBT is not entitled to grant rights thereunder by existing agreements with third parties, all of which restrictions on rights to transfer, license or sublicense are disclosed on Schedule 1.20 hereto.

1.21 Information means all information for the design, development, manufacture, testing, distribution, sale, offer for sale and servicing, including by way of example and not as a limitation, all test protocols, test parameters, test results, designs, drawings, parts lists, material lists, supplier lists, and software used to store, manipulate, present and compare all or any portion of the foregoing. If Information is stored in hardcopy and in one or more electronic formats, Information shall include all of such mediums.

1.22 Know How means all knowledge and information, however stored, which is important for the design, development, manufacture, testing, distribution, sale, offer for sale and servicing.

1.23 Material, Material Adverse Effect, Materiality, Materially Affects or similar type language means, unless otherwise provided, that the act, event, circumstance or condition which imposes or is reasonably likely to impose a cost, loss or liability (contingent or otherwise) in excess of Two Hundred Thousand ($200,000) Dollars, exclusive of:

           (a) changes resulting from general economic, financial or market conditions, and

           (b) changes resulting from conditions generally applicable to the Fields.

1.24 Net Sales Revenue means the total gross sales revenue as recognized under U.S. generally accepted accounting principles for gross sales of FSAN1 Products or FSAN2 Products and Derivatives thereof made by Bosch Telecom or any Affiliate of Bosch

           Telecom during the Performance Payment Period, less the purchase price of any components, products or services purchased by Bosch Telecom from BBT or its permitted successors or assigns which are incorporated into or applied to the FSAN1 Products or FSAN2 Products included in such sales. Net Sales Revenue shall be exclusive of Taxes, shipping, insurance and packaging and shall be reduced by all allowances, rebates, incentives and warranty returns; reductions by such allowances, rebates, incentives and warranty returns shall in total not exceed 15 % of the total gross sales. When gross sales are made in a currency other than U.S. Dollars, the amounts shall be converted into U.S. Dollars by taking the currency exchange rate as published in the Wall Street Journal on the last business day of each Calendar Half Year (as defined in Section 4.2 (d) hereof) between the currency in which the sale occurred and the U.S. Dollar for the Calendar Half Year in which the sales occurred. Bosch Telecom shall pay to BBT the same royalty on sales by any third party licensee or transferee of the FSAN1 Products or FSAN2 Products and their Derivatives. In such case the royalty payable to BBT shall be based on the Net Sales Revenue of such third party.

           The Net Sales Revenue shall in no event be less than the Fair Market Value of the FSAN1 Products, FSAN2 Products and their Derivatives. The term "Fair Market Value" as applied to products accounted for shall mean the net sales price which would be realized from an unaffiliated buyer in an arm's length sale of substantially identical products in comparable quantities and at the same time and place, provided, however, that it shall not be lower than complete cost plus the usual profit margin for similar products.

1.25 Patents means patents and patent applications (whether provisional or otherwise) issued or filed in any country of the world, (including any and all divisions, continuations, continuations-in-part, reissues and re-examinations thereto).

1.26 Permits means all governmental and other permits, licenses, approvals, certificates of inspection, filings, franchises and other authorizations of BBT relating primarily to the Fields.

1.27 Performance Payment Period means the period commencing on Closing Date and ending: (a) twenty four months following the Completion Date of FSAN2; or (b) if FSAN2 is not completed due to the lack of market demand in accordance with Section VII of this Agreement, the period ending thirty months after the Completion Date of FSAN1 Products; or
           (c) if Bosch Telecom exercises its termination option set forth in
           Section 7.7 hereof, the period ending upon a Change of Control of BBT; or (d) if Bosch Telecom does not exercise its termination option set forth in Section 7.7 hereof, the period ending two years after a Change of Control of BBT, whichever of (a), (b), (c) or (d) occurs first.

1.28 Person means any individual, corporation, limited liability company, partnership, joint venture, association, trust or other entity or Organization.

1.29 Rights means utility models, copyrights and all other statutory intellectual property rights and applications therefor, except for patents and trademarks.

1.30 Software means all of the software used for the design, development, manufacture and testing.

1.31 Tax or Taxes means all taxes, assessments and other governmental charges, whether federal, state, local or non-U.S. (including, without limitation, excise taxes, sales taxes, value added taxes, taxes withheld from employees' salaries and other withholding taxes and obligations and all deposits required to be made with respect thereto), levies, assessments, deficiencies, imposts, customs duties and other duties, licenses and registration fees and charges of any nature whatsoever, including any interest and penalties thereon or additions thereto, imposed by any government or taxing authority which are levied upon the Purchased Assets or the activities or income of BBT by virtue of the operations in the iFLX Field the ownership or lease of the Purchased Assets, or the transfer of the Purchased Assets to Bosch Telecom.

1.32 U.S. means The United States of America and its respective territories, commonwealths and possessions

1.33 Welfare Plans means all medical, retiree medical, retiree life, cafeteria, dental, vision, short- and long-term disability, life, travel, accident, severance, vacation and any similar type plans, offered to all or any portion of the transferred employee group.

1.34 Wireless System means a terrestrial or non-terrestrial radio based point-to-point or point-to-multi-point access system for the transmission of voice, data or video or any combination thereof; without limiting the generality of the foregoing it shall include the Local Multi-Point Distribution system and its related products developed by Bosch U.S. including any predecessors in interest and any successor or derivative products thereof.

                       II. AGREEMENT TO PURCHASE AND SELL

2.1 Agreement. Subject to the terms and conditions contained herein, at the Closing Date BBT shall sell, convey, transfer, assign and deliver to Bosch GmbH and Bosch U.S., as designated below, the Purchased Assets.

2.2 Purchased Assets. Except as is expressly set forth herein, the Purchased Assets shall consist of co-ownership of the iFLX Intellectual Property (except for the Patents held by BBT upon Closing Date in countries other than the US and Canada - "International Patents") and all of BBT's right, title and interest in and to the following assets, properties, rights, privileges and claims (including the International Patents) owned, used or leased by BBT in the conduct of the business in the Fields, subject only to the Encumbrances noted in Schedule 2.2:

           (a) iFLX Intellectual Property. Co-ownership of the iFLX Intellectual Property subject to BBT retaining an ownership interest in such iFLX Intellectual Property . Use of the co-owned iFLX Intellectual Property by BBT and Bosch Telecom shall be subject to Section VII hereof. Upon transfer of the iFLX Intellectual Property, the following shall apply.

                     (i) BBT and Bosch Telecom shall each independently control protection of the iFLX Intellectual Property, except for Patents.

                     (ii) BBT shall exercise control of the continuing registration and protection of the Patents other than the International Patents. BBT shall be in charge of the defense and prosecution of any patent litigation related to the Patents other than the International Patents and bringing any action or any settlement thereof shall be in BBT's sole discretion. BBT shall timely inform Bosch Telecom of its intended material actions under this subparagraph.

                      (iii) Bosch Telecom shall solely exercise control of the continuing registration and protection of the International Patents. Bosch Telecom shall be in charge of the defense and prosecution of any patent litigation related to the International Patents and bringing any action or settlement thereof shall be in Bosch Telecom's sole discretion. Bosch Telecom shall also bear all related cost and expenses. Bosch Telecom shall timely inform BBT of its intended material actions under this subparagraph.

                     (iv) Each party agrees to execute such further documents to permit the parties to be registered as co-owners of the iFLX Intellectual Property and the Patents other than the International Patents on the one hand, and to permit Bosch Telecom to be registered as sole owner of the International Patents on the other hand, with all of the rights and limitations set forth herein. To the extent permitted under local law governing each Patent, the respective restrictions set forth in this Agreement shall be filed as part of the patent assignment and subsequent assignments.

           (b)       Personal Property. The assets listed on Schedule 2.2 (b)
                     (i) and to the extent Bosch Telecom exercises its election to purchase pursuant to Section 4.2 (d) hereof, the assets listed on Schedule 2.2(b) (ii) ("Personal Property").

           (c) Contracts. All rights and obligations under the agreements, contracts and purchase orders listed on Schedule 2.2(c), which Bosch Telecom shall assume to the extent assignable (the "Contracts")

           (d) Customer Information. The address, phone number, contact person for each customer and potential customer, all material information relating to each customer and potential customer of BBT in the Fields, including all designs, specifications, plans (including business plans) which BBT received or was made aware of, whether or not disclosed under confidentiality or nondisclosure agreements or otherwise ("Customer Information"), provided that the Customer Information disclosed under confidentiality or nondisclosure agreements that requires the consent of the customer prior to disclosure shall not be deemed to be included in Customer Information until the customer gives its consent.

           (e) Books and Records. Copies of all the books and records insofar as they relate to business conducted in the Fields and as such are related to the Purchased Assets.

           The obligations as per the preceding paragraphs (d) and (e) shall not apply to business BBT has for FLX 2500 Products and prior products in the U.S. and Canada. In this context BBT represents that it has not had any business with **************** *********** or any business in connection with sales Incidental to a Wireless System neither for FLX 2500 Products nor for iFLX Products.

           The assets identified in Section 2.2(a) through (e) (except for assets listed on Schedule 2.2 (b) (ii) as to which Bosch Telecom does not elect to exercise its purchase option pursuant to Section 4.2 (d) hereof) are collectively hereafter referred to as ("Purchased Assets"). All Purchased Assets, except the iFLX Intellectual Property, shall be sold, transferred and conveyed to Bosch U.S.. The iFLX Intellectual Property shall be sold, transferred and conveyed to Bosch Germany.

2.3 Excluded Assets. Except as specifically provided in Section 2.2, all other properties and assets of BBT shall not be subject to any transaction contemplated hereunder. ("Excluded Assets")

                        III. OBLIGATIONS AND LIABILITIES
                        --------------------------------

3.1 Assumed Liabilities. Unless otherwise expressly provided in this Agreement, Bosch Telecom shall assume as of the Closing Date and thereafter pay and fully satisfy when due: (a) all obligations and liabilities arising from the operation of the business in the iFLX Field subsequent to Closing Date; and (b) all obligations and liabilities under Contracts assigned to Bosch Telecom hereunder whether accrued before or after the Closing Date (collectively "Assumed Liabilities"), except to the extent BBT fails to disclose an Encumbrance associated therewith, which shall be treated as an Excluded Liability.

3.2 Excluded Liabilities. Other than as expressly set forth in Section 3.1, all debts, liabilities and obligations of BBT or arising from the operation of the business in the iFLX Field prior to the Closing Date (whether known or unknown, absolute or contingent, accrued or unaccrued or due or to come due) (collectively the "Excluded Liabilities") shall not be assumed by Bosch Telecom and shall continue after the Closing Date to be the debts, liabilities and obligations of BBT.

                               IV. PURCHASE PRICE
                               ------------------

4.1 Purchase Price. In consideration of the purchase and sale of the Purchased Assets and the consummation of the transactions contemplated herein, Bosch Telecom shall pay to BBT a purchase price in the amounts of: (a) $10,000,000 (Ten Million U.S. Dollars) ("Initial Payment"); plus (b) $2,000,000 (Two Million Dollars) (the "Second Payment"); plus (c) for development costs for FSAN1 Products which occurred in April and May 1998 through the Closing Date as documented by the records contained in BBT's RACE system (the Parties expect this to amount to about US$ 220,000 per month); plus (d) a Performance Payment of 3.5% of the Net Sales Revenue ("Performance Payment") and (e) an amount equal to the value of the Personal Property on the Closing Date as set forth on Schedule 2.2 (b) (i) and, to the extent Bosch Telecom does exercise its purchase option, on Schedule 2.2 (b) (ii) (collectively "Purchase Price").

4.2        Payment of the Purchase Price.

           (a) Initial Payment. The Initial Payment shall be paid by Bosch Telecom on the Closing Date upon the transfer of such iFLX Intellectual Property as specified in Schedule 4.2(a) by BBT to Bosch Germany; such payment to be made by wire transfer of immediately available funds to the bank account designated in writing by BBT.

           (b) Second Payment. Bosch Telecom shall pay the Second Payment upon Completion Date of FSAN1 by wire transfer of immediately available funds to such bank account as is designated in writing by BBT, provided, however, BBT may invoice Bosch Telecom at any time on or after June 30, 1999 notwithstanding that the Completion Date of FSAN1, has not occurred, which payment shall be payable not later than August 31, 1999. Bosch Telecom shall notify BBT immediately of the Completion Date of FSAN1.

           (c) Development Cost Reimbursement. Bosch Telecom shall pay at the later of the Closing Date or provision of adequate supporting documentation by BBT the amount specified in
                     Section 4.1(c).

           (d) Performance Payment. The Performance Payment shall be paid as follows: within sixty (60) days after the end of each calendar half year (i. e. the time periods of May 01 through October 31 and of November 01 through April 30 - "Calendar Half Year"), an amount equal to 3.5% of the Cumulative Net Sales Revenue through such Calendar Half Year, Bosch Telecom shall provide to BBT within sixty (60) days after each Calendar Half Year following the Closing Date, a statement reflecting the Cumulative Net Sales Revenue through such Calendar Half Year ("Semiannual Statement"). At the same time, the Performance Payment shall be paid by check, mailed to BBT, Attention: Chief Financial Officer of BroadBand Technologies, Inc. or such other person as is designated by BBT in writing or by bank transfer to an account designated by BBT. All information submitted with the Semiannual Statement shall be treated as Confidential Information of Bosch Telecom.

           (e) Personal Property. The Purchase Price for the Personal Property shall be paid to BBT as follows: (i) an amount equal to the aggregate purchase price set forth on Schedule
                     2.2 (b) (i) hereto shall be paid to BBT on the Closing Date; and (ii) within ninety (90) days after the Closing Date, an amount equal to the aggregate purchase prices of the Personal Property listed on Schedule 2.2 (b) (ii) hereto for which Bosch Telecom notifies BBT in writing it is exercising purchase options at least three (3) business days prior to the sale date. The sale date shall not be later than ninety (90) days after the Closing Date, after which Bosch Telecom's purchase option shall expire. Bosch Telecom may exercise its purchase option for the Personal Property listed on
                     Schedule 2.2 (b) (ii) hereto only one time after which its purchase option shall expire.

           (f) Party Obligated To Pay. Bosch Germany shall pay the Purchase Price applicable to the iFLX Intellectual Property i.e. the payments under Section 4.1(a), (b) (c) and (d); Bosch U.S. shall pay the remainder of the Purchase Price.

                    V. REPRESENTATIONS AND WARRANTIES OF BBT
                    ----------------------------------------

           The BBT hereby represents, warrants and covenants to and with Bosch Telecom as follows:

5.1 Organization and Good Standing. BBT is a corporation duly organized, validly existing and in good standing under the laws of Delaware. BBT is licensed to do business in, among other states, the State of North Carolina.

5.2         Authority and Action.

           (a) Capacity. BBT has all requisite corporate power and authority to enter into this Agreement and each of the other agreements, instruments and other documents to be delivered by them on the Closing Date pursuant to this Agreement (collectively, "BBT's Documents") and to perform and consummate the transactions contemplated herein and therein.

           (b) Authorization. All corporate action required to be taken by or on the part of BBT to authorize the execution and delivery of this Agreement and BBT's Documents and to authorize BBT to perform and consummate the transactions contemplated hereby and thereby have been, or prior to the Closing Date will be, duly and properly taken. This Agreement and each of BBT's Documents have been and will be duly executed and delivered by BBT.

           (c) Enforceability. This Agreement and each of BBT's Documents constitutes a valid and binding obligation of BBT.

           (d) No Violation. The execution, delivery and performance by BBT of this Agreement and BBT's Documents and the consummation of the transactions contemplated herein and therein will not:

                     (i)        subject to obtaining the consents listed on
                                Schedule 5.6 hereto, result in a material breach of any of the terms or conditions of, or constitute a material default under, or in any manner release any party thereto from any obligation under, any Material Contract to which BBT is now a party constituting a Purchased Asset, or by which the Purchased Assets may be bound or affected;

                     (ii) violate any order, writ, injunction, regulation, statute or decree of any court, administrative agency or governmental body to which BBT is now a party and by which the Purchased Assets may be bound or affected; or

                     (iii) violate any provision of the Certificate of
                           Incorporation or By-laws of BBT.

5.3        Title to Assets.

           (a) General. BBT has good title to all of the Purchased Assets free and clear of all Encumbrances, other than Encumbrances, if any, set forth in Schedule 2.2.

           (b) The transfer to Purchaser of the above-referenced Purchased Assets and all rights set forth herein will not: (i) require compliance with any reporting, disclosure or notification procedure of any governmental agency (including, without limitation, the United States Department of Defense or the Federal Communications Commission), other than compliance with the pre-merger notification rules under Hart Scott Rodino Act or (ii) violate any statute or regulation governing the transfer of technology to non-U.S. persons (including without limitation, the Export Administration Act of 1979, as amended, and the regulations thereunder), subject to Bosch Telecom complying with applicable law.

5.4        iFLX Intellectual Property.

           (a) Ownership. Schedule 5.4(a) sets forth all of BBT's Patents and Rights and invention disclosures in or concerning the Fields. All invention disclosures, Rights and all Patents, except for the International Patents, will be transferred to Bosch Germany as co-owner together with BBT on the Closing Date. The International Patents will be transferred to Bosch Germany as sole owner on the Closing Date. There are no other Patents, invention disclosures or Rights important to the conduct of the activities in the Fields. All of the other iFLX Intellectual Property owned by BBT or used by BBT under license or agreement in the conduct of the activities in the Fields will be transferred to Bosch Germany as co-owner or co-licensee, where BBT is not the owner, subject to the limitations set forth in Section VII, together with BBT at the Closing Date. Bosch Telecom shall, as of the Closing Date, have the right to use or otherwise exploit all the iFLX Intellectual Property to the same extent as

                     BBT has on the Closing Date, subject only to the limitations set forth in Section VII hereof. Except as noted in Schedule 5.4 (a) BBT owns all right, title and interest in and to all of the iFLX Intellectual Property subject only to the limitations set forth in Section VII, provided, however, that except for Intellectual Property included in any Patent that has been granted, no representation is made that BBT is the sole owner or has exclusive rights thereto; further provided, however, that BBT has all power to grant the rights and transfer ownership as contemplated under this Agreement.

           (b)       No Infringement. Except as set forth in Schedule 5.4 (b).

                     (i) use of the iFLX Products in the state developed by BBT through the Closing Date, to the knowledge of BBT, does not and will not conflict with or infringe any proprietary rights, owned, possessed or used by any third party;

                     (ii) there are no claims, disputes, actions, proceedings, suits or appeals pending or, to the knowledge of BBT, threatened against BBT alleging that the iFLX Intellectual Property infringes upon the rights of any third party;

                     (iii) BBT is not aware of any facts or circumstances which with the giving of notice or the passage of time or both would result in the transfer of the iFLX Intellectual Property as is contemplated in this Agreement, infringing upon the rights of any third party.

                     (iv) BBT is not a party to any license agreements or any other agreements that transfer to any third party all or any rights to any of the iFLX Intellectual Property or in any way encumber, restrict or limit the exploitation of the iFLX Intellectual Property.

                     (v) BBT is not a licensee for any Patent, Right, Know How, Software, Confidential Information, or other rights which, to BBT's knowledge, are important or necessary for the business in the Fields.

           (c) Confidentiality of Information. The iFLX Intellectual Property (other than the Patents) being transferred pursuant to this Agreement has been preserved and maintained by BBT in accordance with reasonable and customary standards to protect the confidentiality of such information.

           (d) Inventor's Assignment. All engineers employed by BBT who have performed any of the design work on the iFLX Product and who contributed to the iFLX Intellectual Property have executed an agreement assigning all the inventions or ideas created or invented by them to BBT. All of the persons who created or invented one or more of the ideas contained in a Patent, invention disclosure or Right ("Inventors") have executed an agreement assigning to BBT all Inventors' rights in and to all ideas contained in the Patents, invention disclosures and Rights included in the Purchased Assets.

           (e) Actions to Preserve Patents. For invention disclosures for which BBT has applied for a patent, BBT has taken all commercially reasonable action that is necessary to preserve the patentability of all ideas contained in the invention disclosures, including by way of example and not as a limitation, documenting the inception date of the idea, preserving the confidentiality of all ideas contained in invention disclosures and not offering for sale any idea contained in an invention disclosure more than one year prior to the filing of a patent application.

           (f) Right to Transfer. Subject to obtaining the consents listed on Schedule 5.6 hereto, the assignment of co-ownership rights to the iFLX Intellectual Property as well as of sole ownership rights in the International Patents will not result in default under or a termination of any of the rights of BBT to any iFLX Intellectual Property.

5.5 Compliance with Laws. Except for violations which, individually or in the aggregate, are not reasonably likely to have a Material Effect on the Purchased Assets: (i) BBT is not in violation of any law, rule or regulation applicable to the Purchased Assets, and (ii) BBT is not aware of any facts or circumstances which with the giving of notice or the passage of time, or both, would result in BBT or, after Closing Date, Bosch Telecom being in violation of any law, rule, regulation or requirement.

5.6 Contracts. Schedule 5.6, lists every contract, lease, agreement, license or commitment to which BBT is a party which Materially Affects, or is reasonably likely to Materially Affect, the Purchased Assets ("Material Contracts"). BBT shall use commercially reasonable efforts to facilitate Bosch Telecom's obtaining the same rights as BBT is enjoying as of the Closing Date under such Material Contracts. BBT is not in default and to the knowledge of BBT no event has occurred which with the giving of notice or the passage of time or both would constitute a default under any Material Contract.

5.7 Litigation. There is no action, suit, order, proceeding or investigation pending or to the knowledge of BBT threatened against or involving BBT with respect to or affecting the Purchased Assets or relating to the transactions contemplated in this Agreement.

5.8 Tax Representations. All Taxes required to have been withheld and paid by BBT in connection with all activities of the business in the Fields, including by way of example and not as a limitation, the manufacture, design, sale, offer for sale, and distribution of the iFLX Product and any components or services attendant thereto or amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party, have been withheld and paid.

5.9 No Consent Required. Except as is necessary for the filing under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "H-S-R Act"), and the expiration of all applicable waiting periods thereunder, and the filing of assignments of Patents no consent, approval, order or authorization of, or declaration, filing or registration with, any person or governmental authority is required to be made or obtained by BBT in connection with the authorization, execution, delivery or performance of this Agreement and BBT's Documents.

5.10 Sufficiency of Assets. The Purchased Assets, together with BBT's Documents, constitute all of the intellectual property which BBT has used to conduct business in the Fields prior to the Closing Date. The Encumbrances referred to in Section 2.2 constitute all of the Encumbrances against the Purchased Assets.

5.11 Permits, Permissions and Licenses. No Material government permits, permissions and licenses (including by way of example and not as a limitation, health and safety permits) are necessary to perform the activities contemplated hereunder.

5.12 Health and Safety. Schedule 5.12 lists all Material (a) safety data sheets for all chemical substances or mixtures currently used by BBT to conduct business in the Fields; (b) information contained in OSHA Form 200s related to the activities in the Fields for the last five
           (5) years; (c) citations, notices of violations, orders, consent decrees or settlements concerning the activities in the Fields; and
           (d) copies of any submissions relating to the business to: the Environmental Protection Agency under all environmental laws, the Occupational Safety and Health Administration or any other federal, state or local governmental agency with respect to required health, safety or environmental reporting.

5.13 Survival of Representation and Warranties. All of BBT's representations and warranties set forth in this Agreement or any of BBT's Documents shall be deemed to be made effective on the Closing Date and shall survive the execution and delivery of this Agreement and BBT's Documents and the consummation of the transactions contemplated hereby, for a period of twenty four (24) months after the Closing Date, except that all warranties and representations concerning title to and ownership as of the Closing Date of the Purchased Assets shall survive in perpetuity.

           VI. REPRESENTATIONS AND WARRANTIES OF BOSCH TELECOM
           ---------------------------------------------------

           Bosch Telecom hereby represent, warrant and covenant to and with BBT as of the date hereof and on and as of the Closing Date, as follows:

6.1 Organization and Good Standing. Bosch U.S. is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; Bosch Germany is a corporation duly organized, validly existing and in good standing under the laws of Germany.

6.2        Authority and Action

           (a) Capacity. Bosch Telecom have all the requisite corporate power and authority to enter into, execute and deliver this Agreement and each of the other agreements, instruments and other documents to be delivered by one or both of them on the Closing Date (collectively "Bosch Telecom's Documents"), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

           (b) Authorization. The execution and delivery of this Agreement and Bosch Telecom's Documents and the performance by Bosch Telecom of their obligations hereunder and thereunder, have been duly authorized by all necessary corporate action. This Agreement and each of Bosch Telecom's Documents is or on the Closing Date will have been duly executed and delivered by Bosch Telecom.

           (c) Enforceability. This Agreement and each of Bosch Telecom's Documents constitute or on the Closing Date will constitute legal, valid and binding obligations of Bosch Telecom enforceable against them in accordance with their respective terms.

           (d) No Violation. The execution, delivery and performance by Bosch Telecom of this Agreement and Bosch Telecom's Documents and the consummation of the transactions contemplated herein and therein will not:

                     (i) violate any order, writ, injunction regulation, statute or decree of any court, administrative agency or governmental body; or

                     (ii) violate any provision of the charter, Articles of Incorporation, By-laws or similar governing document of Bosch Telecom.

6.3 No Consent Required. Except for the filing under the H-S-R Act and the expiration of all applicable waiting periods thereunder, no consent, approval, order or authorization of, or declaration, filing or registration with, any person or governmental authority is required to be made or obtained by Bosch Telecom in connection with the authorization, execution, delivery or performance of this Agreement, Bosch Telecom's Documents or the transactions contemplated hereby and thereby.

6.4 No Infringement. Except as set forth separately in writing at the time of disclosure by Bosch Telecom to BBT:

           (i) use of the Bosch Telecom Intellectual Property as disclosed by Bosch Telecom to BBT, to the knowledge of Bosch Telecom, does not and will not conflict with or infringe any proprietary rights, owned, possessed or used by any third party;

           (ii) there are no claims, disputes, actions, proceedings, suits or appeals pending or, to the knowledge of Bosch Telecom, threatened against Bosch Telecom alleging that the Bosch Telecom Intellectual Property infringes upon the rights of any third party;

           (iii) Bosch Telecom is not aware of any facts or circumstances which with the giving of notice or the passage of time or both would result in the licensing of the Bosch Telecom Intellectual Property as is contemplated in this Agreement, infringing upon the rights of any third party.

           (iv) Bosch Telecom is not a party to any license agreements or any other agreements that in any way encumber, restrict or limit the use by BBT of its license rights to the Bosch Telecom Intellectual Property.

           (v) Bosch Telecom, to the knowledge of Bosch Telecom, is not a licensee or sublicensee for any Patent, Right, Know How, Software, Confidential Information, included in the Bosch Telecom Intellectual Property.

           (vi) Beyond the aforesaid under (i) through (v), Bosch Telecom does not warrant the Bosch Telecom Intellectual Property to be free from infringements of any rights of third parties.

6.5 Export Control Compliance. Bosch Telecom shall not use the Purchased Assets in a manner that violates any applicable U.S. export control laws or regulations.

6.6 Survival of Representation and Warranties. All of Bosch Telecom's representations and warranties set forth in this Agreement or in Bosch Telecom's Documents shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, for a period of twenty four
           (24) months after the Closing Date.

                 VII. LICENSES AND RESTRICTIONS AND LIMITATIONS
                 ----------------------------------------------
                       ON THE USE OF INTELLECTUAL PROPERTY
                       -----------------------------------

7.0 Incidental Sale. For purposes of this Section VII a sale shall be deemed Incidental to the sale of a Wireless System where the system being sold is predominantly a Wireless System and the portion of iFLX Products and/or FSAN Products, as the case may be, is less than *****. When computing the aforesaid percentage, in any case at least the Fair Market Value (as defined in Section 1.24) shall be taken into account.

7.1 Rights for and Restrictions on BBT. Bosch Telecom hereby grants to BBT a license to the International Patents and the Bosch Telecom Intellectual Property. Such license shall be for all purposes including, without limitation, the right to develop, manufacture, have manufactured, sell, offer for sale and distribute (and have distributed) products that make use of the International Patents and/or the Bosch Telecom Intellectual Property. Such license rights are irrevocable, perpetual, worldwide and royalty-free. Without the written approval of Bosch Telecom BBT shall, however, not have the right to sublicense the Bosch Telecom Intellectual Property to third parties except as provided herein. Notwithstanding the foregoing without the approval of Bosch Telecom BBT may have manufactured by a third party any product BBT has the right to manufacture and have distributed any product BBT has the right to distribute. Until the time set forth in Section 7.8 hereof, the restrictions and rules set forth in Section 7.1.1, Section 7.1.2 and Section 7.1.3 hereof shall apply. In BBT exercising its co-ownership rights to iFLX Intellectual Property, the rules set forth in Section 7.1.1, 7.1.2 and 7.1.3 shall apply. In all cases, at the time specified in Section 7.8 hereof, all restrictions on the exercise of its rights and/or license rights shall terminate with the exception of the grant of sublicenses by BBT under the Bosch Telecom Intellectual Property to third parties, which shall perpetually require the written approval of Bosch Telecom except as provided herein:

7.1.1      FLX 2500 Products

           (a) BBT shall continue to have the exclusive right to manufacture (including have manufactured) FLX 2500 Products and its Derivatives worldwide.

           (b) BBT shall not sell, offer for sale or distribute FLX 2500 Products and its Derivatives anywhere in the world but in the U.S. and Canada.

           (c) BBT shall be free to further develop its FLX 2500 Products; such development may include but is not limited to the development of FSAN1 Products or FSAN2 Products.

           (d) BBT shall be free to grant licenses to any third parties under its U.S. and/or Canadian Patents for any purpose whatsoever.

           (e) BBT shall be entitled to grant licenses for any purpose whatsoever to any third parties under such parts of its Know How, Software, Confidential Information or Rights relating to FLX 2500 Products and its Derivatives to the extent the same is not also part of iFLX Intellectual Property other than Patents relating to the iFLX Products (pure FLX 2500 intellectual property).

           (f) BBT shall be entitled to grant licenses for any purpose except as stated below to any third parties under such parts of its iFLX Intellectual Property (other than Patents) which are common to the FLX 2500 Product and the iFLX Products (common intellectual property). In such a case, except as specified in this Section 7.1.1 above, BBT shall enter into a license agreement with such third party which shall exclude from the rights granted to such third party the sale, offer for sale or distribution of any products manufactured under such license (i) outside the U.S. and Canada and (ii) in the U.S. and Canada to ******************* and (iii) in the U.S. and Canada to any other customer to the extent such sale or offer for sale is Incidental to the sale of a Wireless System as defined in
                     Section 7.0 hereof.

7.1.2      iFLX Products

           (a) Subject to Bosch Telecom's rights under Section 7.2.2(a) below, BBT shall have the exclusive right to manufacture (including have manufactured) iFLX Products and its Derivatives worldwide.

           (b)       Except for the U.S. and Canada and subject to Section 7.2.2
                     (c), BBT shall have no right to sell, offer for sale or distribute the iFLX Products or their Derivatives except to the extent that BBT is bound by the international distribution agreements listed in Schedule 7.1.2(b). As appropriate, BBT shall use its best efforts to renegotiate these agreements in order to assign them to Bosch Telecom.

           (c)       Without prejudice to BBT's rights under Section 7.1.1(c),
                     (d), (e) and (f), BBT shall not be entitled to develop its iFLX Products further or grant any licenses under iFLX Intellectual Property (other than Patents) that is not also included in FLX 2500 Products (pure iFLX intellectual property).

7.1.3      FSAN1 Products and FSAN2 Products

           (a) BBT shall be entitled to use the Bosch Telecom Intellectual Property and International Patents to manufacture (including have manufactured) FSAN1 Products, FSAN2 Products and its Derivatives worldwide.

           (b) BBT shall not sell, offer for sale or distribute (or have distributed) FSAN1 Products, FSAN2 Products and its Derivatives anywhere but in the U.S. and Canada, or to any Person where based on the circumstances of the sale or other information available to BBT, BBT has reason to believe or upon the exercise of reasonable diligence should have reason to believe, that the product is being purchased for resale outside the U.S. and Canada. BBT shall have the exclusive right to use the Bosch Telecom Intellectual Property to sell, offer for sale or distribute (or have distributed) FSAN1 Product, FSAN2 Products and its Derivatives in the U.S. and Canada. BBT`s sales and distribution rights under the Bosch Telecom Intellectual Property shall, however, not apply to sales to ******************* and sales Incidental to a sale of a Wireless System as defined in Section 7.0 hereof, provided, however, that all such sales in the U.S.

                     and Canada by Bosch Telecom or any of its Affiliates or licensees shall be supplied by BBT, subject to Section
                     7.1.4 hereof.

           (c) Without the prior written approval of Bosch Telecom, BBT shall not be entitled to grant sublicenses under the Bosch Telecom Intellectual Property. Notwithstanding the foregoing without the approval of Bosch Telecom BBT may have manufactured by a third party any product BBT has the right to manufacture and have distributed any product BBT has the right to distribute. This restriction shall remain intact perpetually except as provided herein. Notwithstanding the restriction on sublicensing contained herein, in any country in which the customer strongly demands or known local business practice requires a local sublicensee for that country, BBT shall be entitled to grant sublicenses, provided the geographic scope of the sublicense is limited to the country in which the customer strongly demands such local sublicensee or known local business practice requires such a sublicensee.

           (d) BBT shall be entitled to use the Bosch Telecom Intellectual Property to further develop the licensed FSAN1 Products and FSAN2 Products and to develop Derivatives. BBT shall own all intellectual property it develops and shall have no restriction on its use (including licensing); BBT's rights to intellectual property BBT develops shall, however, not negate any restriction on BBT's rights to use or sublicense Bosch Telecom Intellectual Property.

           (e) BBT shall use reasonable efforts to sell, offer for sale and distribute FSAN1 Products and FSAN2 Products in the territory assigned to BBT in Section 7.1.3(b) above. Should BBT not actively pursue its sales rights, BBT and Bosch Telecom shall consult each other regarding the optimization of sales efforts, e. g. by granting sales and distribution rights to Bosch Telecom which were reserved before for BBT.

7.1.4 Manufacture by Bosch Telecom. In the event BBT becomes unable or unwilling to supply iFLX Products, FSAN1 Products or FSAN2 Products or in the event that BBT's commercial conditions, including but not limited to price, quality, time of delivery or quantity of delivery become non competitive, the requirement that Bosch Telecom purchase such unavailable or non-competitive product shall cease if after ****** notice to BBT (except that, if the issue is product quality, Bosch shall provide ****** notice) BBT shall fail to be able to supply or become competitive within the applicable notice period. If Information required for the manufacture of such product in existence on the Closing Date has not already been transferred to Bosch Telecom under Section II, of this Agreement, BBT shall promptly, upon receipt of such notice, provide Bosch with all such Information. Bosch Telecom shall then have the right to manufacture (including have manufactured) such products anywhere. Bosch Telecom may make use of such manufacturing rights only to sell products within the geographic and other limitations set forth in this Agreement. In the event Bosch Telecom elects to exercise the rights granted in this Section 7.1.4 and in the event that within one year after such notice by Bosch Telecom BBT again wishes to supply the product in question to Bosch Telecom, Bosch Telecom agrees to negotiate in good faith with BBT the terms under which BBT shall be allowed to resume such supply to Bosch Telecom or its Affiliates.

7.1.5 No Other Restrictions. Unless otherwise specified in this Section 7.1 BBT shall not be restricted with regard to FLX 2500 Products, iFLX Products, FSAN1 Products and FSAN2 Products or any other use of its ownership, co-ownership, license or other rights to iFLX Intellectual Property or Bosch Telecom Intellectual Property.

7.2 Rights for and Restrictions on Bosch Telecom. In Bosch Telecom exercising its co-ownership rights to iFLX Intellectual Property and its ownership rights to the International Patents and the Bosch Telecom Intellectual Property, the following rules shall apply until the time specified in Section 7.8 hereof, at which time all restrictions on the exercise of its rights shall terminate:

7.2.1 iFLX 2500 Products. Without in any way limiting Bosch Telecom's rights under the remaining Subsections of this Section 7.2, Bosch Telecom shall have no rights to manufacture, sell, offer for sale, license or develop FLX 2500 Products.

7.2.2      iFLX Products.

           (a) Bosch Telecom shall have no rights to manufacture iFLX Products except in case BBT becomes unable or unwilling to provide iFLX Products to Bosch. In this case the provisions of Section 7.1.4 hereof shall apply.

           (b) Bosch Telecom shall have the exclusive right to sell, offer for sale and distribute iFLX Products anywhere in the world, except in the U.S. and Canada. This right shall only be subject to the restrictions listed in Section 7.1.2(b) (BBT's international distribution agreements) and Section
                     7.2.4 hereof.

                     Bosch Telecom shall not directly or indirectly sell, offer for sale or distribute iFLX Products in the U.S. and Canada, or to any Person where based on the circumstances of the sale or other information available to Bosch Telecom, Bosch Telecom have reason to believe or upon the exercise of reasonable diligence should have reason to believe, that the product is being purchased for resale in the U.S. or Canada.

                     Bosch Telecom shall, however, also have the exclusive right to utilize the iFLX Intellectual Property to sell, offer for sale and distribute iFLX Products to ******************* and to the extent such sale is Incidental to the sale of a Wireless System as defined in
                     Section 7.0 hereof.

           (c) Except for BBT's rights under Section 7.1.1(c), (d), (e) and (f), Bosch Telecom shall have the exclusive right to use the iFLX Intellectual Property to develop FSAN1 Products and FSAN2 Products and non-exclusive rights to develop Derivatives.

           (d) Subject to Section 7.5 (a) hereof, Bosch Telecom shall be entitled to grant non-exclusive licenses under co-owned iFLX Intellectual Property and under the International Patents transferred from BBT to Bosch Telecom to be wholly owned by Bosch Telecom for sales outside the U.S. and Canada..

           (e) Without the prior written approval of BBT, Bosch Telecom shall not be entitled to grant licenses to third parties under the Patents other than the International Patents pertaining to iFLX Intellectual Property.

7.2.3      FSAN1 Products and FSAN2 Products

           (a) Bosch Telecom shall be the sole owner of the Bosch Telecom Intellectual Property.

           (b) Bosch Telecom shall be entitled to manufacture (including have manufactured) FSAN1 Products, FSAN2 Products and their Derivatives worldwide,.

           (c) Bosch Telecom shall have worldwide rights to distribute FSAN1 Products and FSAN2 Products containing the iFLX Intellectual Property and the Bosch Telecom Intellectual Property on an exclusive basis, with the exception of the U.S. and Canada where it shall have exclusive distribution rights for sales only to ************************* and sales which are Incidental to the sale of a Wireless System as defined in Section 7.0 hereof.

7.2.4 Efforts. Bosch Telecom shall use reasonable efforts to sell, offer for sale and distribute iFLX Products, FSAN1 Products and FSAN2 Products in the territories and to the customers to which this Agreement grants such rights. Should Bosch Telecom not actively pursue its sale rights in any part of its territory or category of sale, BBT and Bosch Telecom shall consult with each other regarding the optimization of sales efforts e.g. by granting sales and distribution rights to BBT which were reserved before to Bosch Telecom.

7.2.5 No Other Restrictions. Unless otherwise specified in this Section 7.2 Bosch Telecom shall not be restricted with regard to iFLX Products, FSAN1 Products, FSAN2 Products and their Derivatives or any other use of its ownership, co-ownership or other rights to iFLX Intellectual Property or Bosch Telecom Intellectual Property.

7.3        Mutual Supplies (Cross Supply Agreement), Licenses, Derivatives,
           Components.

           (a) Where appropriate in accordance with the regulations of Sections 7.1 and 7.2, the parties agree to supply each other with their products and Derivatives thereof in accordance with the detailed stipulations of a cross supply agreement to be concluded separately within six months after the Date of Closing. In the event the parties fail to execute and deliver an agreement for BBT to supply

                     FSAN1 Products and FSAN2 Products to Bosch Telecom, Bosch Telecom shall not have the right to sell FSAN1 Products and FSAN2 Products in the U.S. or Canada to ****************** or to make sales Incidental to the sale of Wireless Systems. For the avoidance of doubt, this shall not mean that BBT shall have the right to sell FSAN1 Products and FSAN2 Products in the U.S. or Canada to ********************** or to make sales Incidental to the sale of Wireless Systems. Entering into the Cross Supply Agreement is deemed to be of the essence by both parties hereto.

           (b) The parties are further principally prepared to grant each other licenses for manufacture and distribution of their products, observing the geographical and other restrictions set forth hereunder. Unless otherwise required by particular circumstances, the current royalty of such license grants shall amount to *****. Likewise the conditions for the Performance Payment and its calculation shall apply. The same shall apply to Derivatives of products developed by the parties under the proviso that once such Derivatives are not closely related to the original product, the geographical and other restrictions shall not apply unless otherwise required by particular circumstances. The parties shall, at the given time, negotiate and conclude in good faith such license agreements as appropriate.

           (c) The limitations contained in Sections 7.1 and 7.2 do not apply to Components.

7.4 Obligations of Bosch Telecom to Develop FSAN1 Products and FSAN2 Products. Bosch Telecom shall make reasonable efforts to develop the FSAN1 Products and FSAN2 Products on the basis of the iFLX Intellectual Property. Bosch Telecom shall be deemed to have committed reasonable efforts for the development of FSAN1 Products if it expends ************* in development efforts for such products. Upon development of FSAN1 Products, Bosch Telecom shall make reasonable efforts to develop FSAN2 Products. This obligation shall terminate if on or before 6 months following the Completion Date of FSAN1, Bosch Telecom have not received orders, letters of intent, contract awards or other commitments for the purchase of FSAN1 Products cumulatively in an amount of at least ****************. Bosch Telecom shall be deemed to have committed reasonable efforts if it expended cumulatively *********** ******************* for the development of FSAN2 Products, including the costs of development of FSAN1 Product, but excluding amounts payable to BBT pursuant to Section IV of this Agreement. All such development costs shall be borne by Bosch Telecom and all Bosch Telecom Intellectual Property created, developed or acquired thereby, shall be solely the property of Bosch Telecom which Bosch Telecom may exploit without any limitation other than as set forth in Section 7.2, subject to the license granted to BBT in
           Section 7.1.3 hereof.

7.5 Effect of Bosch Telecom Discontinuing Development of FSAN1 Products or FSAN2 Products.

           (a) Should Bosch Telecom, in accordance with Section 7.4, (i) definitively decide not to continue and complete the development of the FSAN1 Products or the FSAN2 Products, or
                     (ii) should the Completion Date for FSAN1 not occur on or before **************** or the Completion Date for FSAN2 not occur on or before ************, BBT shall be entitled, upon its request, to be granted access as provided in
                     Section 7.9 hereof to Bosch Telecom Intellectual Property for the purpose of completing the development of the FSAN1 Products and/or FSAN2 Products. Bosch Telecom shall notify BBT of any decision not to complete development as soon as practicable after such decision.

                     In such case upon notice to BBT of such decision by Bosch Telecom or the last date for completion of development of FSAN1 Products or FSAN2 Products, whichever is applicable (the "Noncompletion Date"): (i) the license granted to BBT in Section 7.1 hereof shall continue in effect, but shall not be subject to restrictions on BBT's use of the license contained in this Section 7 (except 7.1.3 (c)); (ii) Bosch Telecom shall continue to be subject to all restrictions contained in this Section 7 for ************ months after the Noncompletion Date, after which ********** month period all restrictions for Bosch Telecom set forth in this
                     Section 7 shall cease; (iii) Bosch Telecom shall not be entitled to grant any third party rights under iFLX Intellectual Property during the period of ************ months after the Noncompletion Date, except that commencing ******* months after the Noncompletion Date Bosch Telecom shall be entitled to grant licenses for Components of iFLX Products or parts of iFLX Intellectual Property for purposes outside the FSAN Field. Such restrictions do, however, not apply to licenses granted already before the Noncompletion Date.

                     Should a Change of Control occur after the Noncompletion Date BBT shall have an option to terminate the license of Bosch Telecom Intellectual Property instead of making the payments that otherwise would be required by Section 7.7
                     (a) hereof. In such case (a) BBT shall no longer enjoy any rights under the Bosch Telecom Intellectual Property and
                     (b) all restrictions on Bosch Telecom contained in this
                     Section 7 shall terminate.

           (b) Should Bosch Telecom continue the development of the FSAN1 Products or the FSAN2 Products beyond the commitments set forth in Section 7.4 ("Additional Development Costs"), the grant of a license to BBT under Bosch Telecom Intellectual Property generated from the Additional Development Costs shall be subject to the best efforts negotiations between BBT and Bosch Telecom. The basis of the negotiations at that time shall be (1) that BBT will be offered the option of either sharing ******* of the Additional Development Costs, or (2) a reasonable royalty rate to be agreed upon to be paid by BBT to Bosch Telecom for sales by BBT in the U.S. and Canada of the FSAN1 Products or the FSAN2 Products that embody Bosch Telecom Intellectual Property generated by the Additional Development Costs, or (3) a reasonable reduction of the Performance Payment obligation of Bosch Telecom to BBT pursuant to this Agreement, or (4) a combination of (1) to (3) will be negotiated and agreed upon.

7.6 Obligations of Bosch Telecom to Make Available Bosch Telecom Intellectual Property. Upon written request by BBT, but not until BBT makes such request(s), Bosch Telecom shall disclose to BBT, subject to the restrictions contained in Section 7.1.3 and subject to all of Bosch Telecom's rights set forth in Section 7.2, Bosch Telecom Intellectual Property as developed at the time of the request. Such written request(s) shall obligate BBT to the provisions set forth in Section 7.7(a) hereof. Bosch Telecom's obligation under this Section 7.6 shall terminate upon a Change of Control of BBT.

7.7 Change of Control of BBT. The following shall result upon a Change of Control of BBT:

           (a) Subject to Section 7.5 (a) hereof, BBT shall reimburse within 60 days of a Change of Control, all development costs incurred by Bosch Telecom for all of Bosch Telecom Intellectual Property then disclosed to BBT pursuant to any request(s) made by BBT pursuant to Section 7.6;

           (b) The license set forth in Section 7.1 hereof shall remain in effect but shall be limited to use of the International Patents and Bosch Telecom Intellectual Property which was disclosed to BBT prior to a Change of Control subject to the restrictions contained in Section 7.1; such restrictions shall remain intact for two years after the Change of Control; thereafter all geographical and other restrictions shall be released.

           (c) Bosch Telecom shall have the right, but not the obligation, to terminate its obligation to develop FSAN1 Products and/or FSAN2 Products and in such case the restrictions for BBT contained in Section 7.1 and the restrictions for Bosch Telecom contained in Section 7.2 shall remain intact for two years after the Change of Control; thereafter all geographical and other restrictions shall be released.

           (d) Bosch Telecom shall no longer have any obligation to continue to provide to BBT additional Bosch Telecom Intellectual Property.

           The Change of Control provisions shall expire six years after the Closing Date.

7.8 Termination of Restrictions. Subject to Section 7.5 which provides for earlier termination under certain circumstances, the geographical and other restrictions contained in Sections 7.1, 7.2 and 7.3 shall terminate:

           (a) twenty four months after the earlier of the Completion Date of FSAN2 or **** ***********;

           (b) thirty months after the earlier of the Completion Date of FSAN1 or ********* *********, if Bosch Telecom elect not to continue to develop FSAN2;

           (c) twenty four months after a Change of Control.

7.9 Transfer of Intellectual Property and Documentation. When granting the other party access to iFLX Intellectual Property or Bosch Telecom Intellectual Property, respectively, the granting party shall make available, in reproducible form, one copy each of written or otherwise recorded data, drawings and test results required for the manufacture, assembly, testing and servicing of the products in question. This includes, by way of example but not as a limitation, parts and assembly drawings, parts lists, material specifications, standards, manufacturing plans, testing specifications, software etc.

7.10 Audit. Within six months after having received respective information, BBT shall be entitled to have audited the Semiannual Statements (as well as the ************* and the *******************
           specified in Section 7.4) by an independent expert of an internationally active accounting firm, selected by BBT and reasonably acceptable to Bosch Telecom, Bosch Telecom's relevant records and other ancillary documents necessary for their examination at Bosch Telecom's facilities during normal office hours. Should such audit reveal Material deviations, the cost of the audit shall be paid by Bosch Telecom; should this not be the case, the cost of the audit shall be paid by BBT. Bosch Telecom shall include similar audit rights in its license agreements with third parties and shall exercise its audit rights if so reasonably requested by BBT. Corresponding regulations shall apply for cases where BBT shall be obligated to make, and account for, current payments to Bosch Telecom.

                                  VIII. CLOSING
                                  -------------

8.1 Closing and Closing Date. There shall be a Closing of the purchase and sale contemplated herein (the "Closing"), which shall be held at the offices of Robert Bosch Corporation located at 2800 South 25th Ave., Broadview, Illinois 60153 at 10:00 A.M.

           on the first Monday following the third business day after the satisfaction of all conditions of Closing and expiration (or early termination) of the waiting period (or any extensions thereof) under the H-S-R Act (the "Closing Date"). The parties expect the Closing Date to occur on or about June 1, 1998. The Closing shall be effective at 12:01 a.m. Central Daylight Time on the Closing Date.

8.2 BBT's Conditions, Actions and Deliveries at Closing Date. At the Closing Date, BBT shall take the following actions and make the following deliveries:

           (a) Purchased Assets; Bill of Sale. BBT shall convey the Purchased Assets to the Bosch Telecom by delivery of a bill of sale in form and substance reasonably satisfactory to Bosch Telecom.

           (b) Assignment of Patents. BBT shall execute an assignment of Patents conveying to Bosch Germany co-ownership rights in and to all Patents (except for the International Patents which shall be solely owned by Bosch Telecom) in the form attached as Schedule 8.2(b) hereto, and shall execute such other documents as are deemed necessary appropriate or advisable by Bosch Telecom to document on public record the Restrictions and Limitations on use of iFLX Intellectual Property set forth in Section VII of this Agreement. BBT shall deliver all assignments, both foreign and domestic, with proper chain of title so that the conveyance to Bosch Germany shall be directly from BBT. Bosch Telecom shall pay all expenses of obtaining the necessary recordings and transfers of ownership/title from BBT to Bosch Germany (excluding costs to establish the chain of title in and to BBT which shall be borne by BBT) in the Patents to Bosch Telecom.

           (c) Certificates. BBT shall deliver to Bosch Telecom a certificate of its appropriate officers and its secretary (or assistant secretary) certifying the incumbency of the officers executing this Agreement and BBT's Documents, certifying the due adoption of corporate resolutions authorizing and approving the execution, delivery and performance of this Agreement and all of the transactions contemplated herein and certifying the accuracy as of the Closing Date of BBT's representations and warranties hereunder.

           (d) Other Documents. BBT shall deliver such other documents and instruments as Bosch Telecom or their counsel reasonably deem necessary to consummate the transaction contemplated hereby, and to perfect Bosch Telecom' rights, title and interest in and to all of the Purchased Assets.

8.3        Bosch Telecom's Conditions, Actions and Deliveries at Closing Date.
           At the Closing Date, Bosch Telecom shall take the following actions and make the following deliveries:

           (a) Purchase Price. Bosch Telecom shall pay BBT the Initial Payment, the Purchase Price for the Personal Property set forth on Schedule 2.2(b)(i) and the Purchase Price for the Personal Property set forth on Schedule 2.2(b)(ii) if Bosch Telecom desires to exercise its purchase option on the Closing Date, via wire transfer in immediately available funds to such bank account and in accordance with such instructions as BBT shall have designated at least 24 hours before Closing Date in writing.

           (b) Certificates. Bosch Telecom shall deliver to BBT certificates of their appropriate officers and its secretaries, or officials performing similar functions, certifying the incumbency of the persons executing this Agreement and Bosch Telecom's Documents, certifying the due adoption of all necessary corporate resolutions authorizing and approving the execution, delivery and performance of this Agreement and all of the transactions contemplated herein and certifying the current accuracy of Bosch Telecom' representations and warranties hereunder.

           (c) Bosch Telecom shall execute the assignment of Patents described in Section 8.2 (b).

           (d) Other Documents. Bosch Telecom shall deliver such other documents and instruments as BBT or their counsel shall reasonably deem necessary to consummate the transactions contemplated hereby.

                        IX. PENSION AND EMPLOYEE MATTERS
                        --------------------------------

9.1 Scope of Section. This Section 9 contains the covenants and agreements of the parties with respect to: (a) the status of employment of the employees of BBT employed in the Fields which are selected by Bosch Telecom to be offered employment with Bosch U.S. ("Employees"), and (b) the employee benefits and employee benefit plans provided or covering the Employees. Except as provided herein, nothing herein expressed or implied, confers upon any Employee, former employee or other employee of BBT any rights or remedies of any nature or kind whatsoever under or by reason of this Section 9, including, without limitation, any rights of employment by Bosch U.S. for a specific period, on certain terms and conditions nor any additional rights under or with respect to any benefit plans or policy.

9.2        Employment.

           (a) Transferred Employees. Beginning no later than one (1) week after the execution of this Agreement and concluding within five (5) days thereafter, Bosch U.S. shall offer employment as of the Closing Date and contingent upon the Closing to each Employee in the FSAN Engineering Group at each Employee's same or greater salary existing as of the time of the offer, provided that such Employee is actively at work at the time of the offer ("Active Employee"). An Active Employee who is absent at such time due to vacation, holiday or military leave or pursuant to pre-authorized leave under the Family and Medical Leave Act or a personal leave policy, or who has been absent for less than three
                     (3) consecutive work days immediately before the date of the offer due to illness, shall be considered an Active Employee. The Active Employees who accept Bosch U.S.' written or oral offer of employment made pursuant to the foregoing provisions of this paragraph effective on the Employees' first day of work for Bosch U.S. ("Transfer Date"), shall be called "Transferred Employees." Employment of the Transferred Employees by Bosch U.S. shall be employment at will. Bosch U.S. shall offer to all Transferred Employees, effective on the Transfer Date, participation in Bosch U.S.' Pension Plan, Bosch U.S.' 401(k) Plan and Bosch U.S.' Welfare Plans.

           (b) Hiring Employees. BBT agrees to use reasonable efforts to cause the Active Employees to accept Bosch U.S.' offer to become Transferred Employees as of the Closing Date, which reasonable efforts shall consist of affording Bosch U.S. reasonable opportunities, to discuss with Active Employees terms and conditions of employment with Bosch U.S. prior to the Closing Date and to distribute to the Active Employees forms and documents relating to employment with Bosch U.S.

           (c) Non-Solicitation. *************** BBT and Bosch Telecom shall not solicit for employment (whether as an employee, officer, agent, consultant, advisor or in any capacity whatsoever) any employee of the other party without the prior written consent of such other party.

                     Conditioned upon this matter closing as contemplated in this Agreement, BBT shall not rehire any Transferred Employee within **************** from the date such Transferred Employee becomes a Transferred Employee unless BBT and Bosch Telecom mutually agree otherwise.

           (d) Human Resources Information. **********************, BBT shall provide to Bosch Telecom a computer disk containing the following information for each Active Employee

                     Systems/Payroll Requirements
                                Name (Last, First, Middle Initial)
                                Address (Street Address, City, State, Zip)
                                Social Security Number
                                Annual Salary
                                          Base Salary
                                          Other Earnings by Category (i.e.,
                                          shift differential, scheduled
                                          overtime, bonus, commission)
                                Scheduled Hours
                                Payroll Type (full time/part time)
                                Employment code (exempt, non-exempt)
                                Annual Pay Periods
                                Date of Birth
                                Date of Hire
                                Sex Codes
                     Accumulator Fields:
                     -     YTD balance in FSA accounts
                     -          YTD vacation hours or days earned (in
                                   accordance with BBT policy)
                     -          YTD compensation data
                     -          YTD 401(k) contributions, i.e., loans and
                                   contributions

                     -          Other YTD deductions: Social Security
           (e) Notice of Termination. Bosch U.S. shall promptly provide BBT with written notice of the termination, for any reason, of any Transferred Employee.

9.3 Retiree Health and Life Insurance Benefits. BBT does not currently, and never has, offered or provided retiree medical and/or life insurance benefits to its employees.

9.4        Retirement Plans.

           (a) General. Except as otherwise specifically provided in this Agreement, each Employee who becomes a Transferred Employee shall cease to be an active participant in BBT's tax qualified defined contribution plan ("BBT's 401(k) Plan"). Except as otherwise specifically provided herein, Bosch Telecom assumes no liability or obligation with respect to, and shall receive no right or interest in, BBT's 401(k)Plan, or the plan assets of such plan.

           (b) Vesting: Subject to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), BBT shall fully vest the Transferred Employees in their account balances under the BBT 401(k) plan immediately prior to the Closing Date. BBT shall amend the stock option award agreements held by the Transferred Employees to treat continuous employment with Bosch U.S. on and after the Closing Date as employment with BBT for all purposes under those requirements.

           (c) Credit and Service. As of the Closing Date, Bosch U.S. shall grant to each Transferred Employee credit for his or her service with BBT prior to the date such Employee is actively at work with Bosch U.S., but only for purposes of participation eligibility (including, but not limited to, eligibility for matching contributions), vesting and retirement eligibility, under any tax qualified defined benefit plan ("Bosch U.S. Pension Plan"), tax qualified defined contribution plan ("Bosch U.S. 401(k) Plan") and supplemental non tax qualified defined contribution and defined benefit plans ("Bosch Supplemental Plans") maintained by Bosch U.S. In no event shall Bosch U.S. grant any

                     Transferred Employee credit for his or her service with BBT under the Bosch U.S. Pension Plan for benefit accrual purposes.

           (d) Bosch U.S. 401(k). As of the Transfer Date, Bosch U.S. shall offer to each Transferred Employee the right to participate in the Bosch U.S. 401(k) Plan. Bosch U.S. shall accept direct rollovers of the account balances of the Transferred Employees participating in BBT's 401(k) Plan.

           (e) Non-Liability For Other Plans. Bosch Telecom shall not be liable for any failure by BBT to satisfy the requirements of the Code and regulations thereunder with respect to BBT's 401(k) Plan. BBT shall not be liable for any failure by Bosch U.S. to satisfy the requirements of the Code and regulations thereunder with respect to Bosch U.S.' Pension Plan and Bosch U.S.' 401(k) Plan.

9.5        Welfare Plans.

           (a) As of the Closing Date, Bosch U.S. shall provide under the terms and conditions of its Welfare Plans coverage for Transferred Employees (for purposes of this Section 9.5 "Covered Employees") and their survivors, spouses and dependents ("Covered Dependents").

           (b) Bosch U.S. shall credit Covered Employees with their service under BBT's Welfare Plans for purposes of determining eligibility to participate and benefits payable under the Bosch U.S. Welfare Plans. Transferred Employees shall accrue vacation under the Bosch vacation policy in an amount at least equivalent to the Transferred Employee's accrual rate under the BBT vacation policy existing at the Transfer Date. To the extent the Bosch vacation policy provides more favorable benefits, the Transferred Employee shall receive the Bosch vacation benefit. Effective immediately upon commencing employment with Bosch U.S., Transferred Employees shall have available for immediate use (1) unpaid leave in an amount equal to the accrued, unused vacation earned for the period of 1998 prior to the Closing Date for which the Transferred Employees will be compensated under Section 9.8, and (2) paid leave in an amount equal to the amount of unused, unaccrued leave which the Transferred Employees would have accrued for the remainder of year 1998 under the BBT vacation policy existing at the Transfer Date. At the end of 1998, Transferred Employees may elect to carry over accrued, unused vacation in accordance with Bosch vacation policy. Bosch accrual process shall start in January 1999.

           (c) Bosch U.S. shall credit toward the applicable deductibles and co-payment limits under its group health plans the same amounts credited under BBT's group health plans for each Transferred Employee.

           (d) In connection with the implementation of this Section, Bosch Telecom and BBT shall cooperate in effecting the provisions of this Section, including but not limited to, the exchange of information, the notification of Covered Employees and providers and the preparation of any required documentation.

9.6 Indemnification. BBT shall indemnify and hold harmless Bosch Telecom against and in respect of any and all loss, liability, damage or deficiency resulting from any Claim by or in respect of a Covered Employee, Covered Dependent or Transferred Employee or employee or former employee of BBT or any survivor or dependents of any of the foregoing relating to benefits under any of BBT's 401(k) Plan, BBT's Medical and Life Plan, BBT's Stock Option Plans, BBT's Bonus Plan, or any other Welfare Plans of BBT. BBT shall indemnify Bosch Telecom for all judgments, costs and expenses, including reasonable legal fees incident to the foregoing.

           Bosch Telecom shall each indemnify and hold harmless BBT against and in respect of any and all loss, liability, damage or deficiency resulting from any Claim by or in respect of any Covered Employee, Covered Dependent or Transferred Employee or any survivor or dependents of any of the foregoing relating to benefits under any of Bosch U.S. Pension Plan, Bosch U.S. 401(k) Plan, Bosch U.S. Supplemental Plans, Bosch U.S. Medical Plans and any other Bosch U.S. Welfare Plans.

           For purposes of this Section 9.6 "Claim" shall mean a demand, request, cause of action or other means by which an employee, Transferred Employee or a dependent of an employee or Transferred Employee asserts a right to obtain a benefit or privilege under one or more plans.

9.7 Indemnification by Bosch Telecom. Bosch Telecom shall defend, indemnify and hold harmless BBT against and in respect of any and all loss, liability, claim, demand, cost, expense (including reasonable legal fees and expenses), damage or deficiency that BBT may incur as a result of, or in any way related to, the Transferred Employees, including, but not limited to, claims for severance or claims under the Worker Adjustment and Retraining Notification Action, 29 U.S.C.ss.ss. 2101, et seq. ("WARN"), or any similar state or local laws for such Transferred Employees.

9.8 Other Compensation. All unpaid wages, salaries and accrued vacation earned for periods prior to the Closing Date shall be paid with the last payroll check issued by BBT to the Transferred Employees.

9.9 Employment Taxes. BBT hereby acknowledges that solely for FICA and FUTA tax purposes Bosch U.S. qualifies as a successor employer with respect to the Transferred Employees. The parties understand that Bosch U.S. shall furnish a Form W-2, Wage and Tax Statement, to the Transferred Employees for the period from the date each Employee becomes a Transferred Employee until December 31, 1998 and BBT shall furnish a Form W-2 Wage and Tax statement to the Transferred Employees for the period of January 1, 1998 through the date each Employee becomes a Transferred Employee.

           With respect to the Transferred Employees BBT acknowledges that for state unemployment tax purposes, BBT will reasonably cooperate with Bosch U.S., at Bosch U.S.' option, to apply for a transfer of 10% of BBT's experience rating account, or equivalent account. BBT shall deliver to Bosch U.S. within twenty (20) business days from the Closing Date, with respect to North Carolina, copies of BBT's (i) state unemployment tax rate notices for 1996, 1997 and 1998, (ii) benefit charge statements that itemize contributions credited to, and benefit claims charged against the state account of BBT for the four most recent calendar quarters; and (iii) such other information and documentation as may be reasonably necessary to effect the intent of this subsection.

9.10 OSHA Records. To the extent provided to Bosch U.S., Bosch U.S. shall accept all OSHA records applicable to the conduct of the business in the Fields and to the extent required by law shall maintain such records and make such records available as is required by applicable law.

                               X. OTHER AGREEMENTS
                               -------------------

10.1 Non-assignable Contracts, Permits, Licenses, Leases. To the extent that the assignment hereunder by BBT to Bosch Telecom of any Material contract, permit, license, lease, permission ("Material Benefit") is not permitted or is not permitted without the consent of any other person, this Agreement shall not be deemed to constitute an assignment of such Material Benefit if such consent is not given or if such assignment otherwise would constitute a breach of, or cause a loss of benefits under, any such Material Benefit, and Bosch Telecom shall not assume any obligations or liability thereunder. Without in any way limiting BBT's obligations to obtain all consents and waivers necessary for the sale, transfer, assignment and delivery of the Material Benefits and the Purchased Assets to Bosch Telecom hereunder, if any such consent is not obtained or if such assignment is not permitted irrespective of consent and the Closing Date hereunder is consummated, BBT shall continue to use reasonable efforts to obtain such consents and shall cooperate with Bosch Telecom in any arrangement designed to provide Bosch Telecom with the rights and benefits (subject to the obligations) under any such Material Benefits, but BBT shall not be obligated to pay any amount to duplicate for Bosch Telecom any Material Benefit.

           To the extent that all consents, approvals and waivers required pursuant to this Agreement for the assignment of any Material Benefit are not obtained by BBT ("Non-assignable Right") and Bosch Telecom elect to close, BBT shall to the extent not prohibited by applicable law: (i) provide to Bosch Telecom the financial and business benefits of each such Non-assignable Right, but only to the extent the same can be done without expense to BBT or Bosch Telecom pays BBT's expenses (for purposes of (i) expenses shall only be the expenses BBT may incur in order to transfer the financial or business benefit in substantially undiminished form) and (ii) enforce, at the request of Bosch Telecom and at Bosch Telecom's expense, for the account of Bosch Telecom, any right of BBT arising from any such Non-assignable Right (including without limitation the right to elect to terminate in accordance with the terms thereof upon the advice of Bosch Telecom). Bosch Telecom covenant and agree with BBT that they shall use commercially reasonable efforts to perform any obligation attendant to a Non-assignable Right, the financial and business benefits of which are being provided to Bosch Telecom in accordance with clause (i) of this Section 9.1 to the same extent required of BBT in such Non-assignable Right.

10.2       Access to Information.

           (a) BBT's Access. After the Closing Date, Bosch Telecom will give, or cause to be given to BBT, and its representatives, during normal business hours and subject to reasonable terms and conditions, such reasonable access to the personnel, properties, titles, contracts, books, records, files and documents and at BBT's expense, copies of titles, contracts, books, records, files and documents as is necessary to allow BBT to obtain information in connection with the preparation for any audit of BBT's tax returns and any claims, demands, other audits, suits, actions or proceedings (whether or not related to taxes) by or against BBT as the previous owners and operators of the Purchased Assets and the Business. Bosch Telecom agree to cooperate fully with BBT after the Closing Date at BBT's expense with respect to any claims, demands, tax or other audits, suits, actions and proceedings by or against BBT as the previous owner and operator of the Purchased Assets and the Business. Bosch Telecom agree to preserve and keep all of the books, records and files of the Business, which under applicable law are required to be kept, for a period of not less than three (3) years after the Closing Date, or for any longer period as may be required by law for financial or tax purposes. Notwithstanding the foregoing, BBT may retain copies of any records, files or other documents BBT transfers to Bosch Telecom,

           (b) Bosch Telecom's Access. After the Closing Date, BBT will give, or cause to be given, to Bosch Telecom and its representatives, during normal business hours and subject to reasonable terms and conditions, such reasonable access to the personnel, properties, titles, contracts, books, records, files and documents to, for or of the Purchased Assets or Business and at Bosch Telecom' expense copies of titles, contracts, books, records, files and documents to, for or of the Purchased Assets or Business as is necessary to allow Bosch Telecom to prepare and audit its financial statements or tax returns and to defend against any claims, demands, audits, suits, actions or proceedings (whether or not related to taxes) by or against Bosch Telecom as the owner and operator of the Purchased Assets and the Business. BBT agrees to cooperate fully with Bosch Telecom after the Closing Date at Bosch Telecom' expense with respect to any claims, demands, tax or other audits, suits, actions and proceedings by or against Bosch Telecom as the owner and operator of the Purchased Assets and the Business. BBT agree to preserve and keep all of the books, records and files related to the Business, but which are not required to be provided to Purchaser under this Agreement, which under applicable law are required to be kept, for a period of not less than three (3) years after the Closing Date, or for any longer period as may be required by law for financial or tax purposes.

10.3       Taxes.

           (a) Tax Returns. BBT shall be liable for filing all tax returns and shall pay all Taxes (whether assessed or unassessed) applicable to the Fields or the Purchased Assets, in each case attributable to periods (or portions thereof) ending prior to the close of business on the Closing Date ("BBT's Taxes"). Bosch Telecom shall be liable for filing all tax returns and shall pay all Taxes (whether assessed or unassessed) applicable to the Fields or the Purchased Assets, in each case attributable to periods (or portions thereof) beginning on or after the Closing Date.

                     This paragraph shall not apply to Transfer Taxes defined in
                     Section 10.3(c). For purposes of this Section 10.3(a), any period beginning before and ending on or after the Closing Date shall be treated as two partial periods, one ending on the close of business on the day before the Closing Date and the other beginning on the day of the Closing Date. Bosch Telecom and BBT agree to timely sign and deliver such certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce) or make a report with respect to, such Taxes, including filings required under Section 1060 of the Code or any successor statute thereof.

           (b) Purchase Price Allocation. The Purchase Price for tax purposes shall be allocated to the Personal Property and Inventory and Supplies in the amount reflected in the May 31, 1998 Balance Sheet and the remainder shall be allocated to the iFLX Intellectual Property. ("Agreed Allocation").. The parties agree that the allocation reflects the fair market value of such assets. For this purpose, the Purchase Price shall be equal to the cash purchase price plus the Performance Payment. The BBT and Bosch Telecom shall prepare and file Form 8594 or such other form or statement as may be required by law, and any comparable state or local income tax form in a manner consistent with the Agreed Allocation. The BBT and Bosch Telecom shall adhere to the Agreed Allocation for all purposes including any federal, foreign, state, county or local income and franchise tax return filed by them after the Closing Date, including the determination by the BBT of taxable gain or loss on the sale of the Purchased Assets and the determination by the Bosch Telecom of its tax basis with respect to the Assets. Nothing in this Section 10.3(b) shall be construed as requiring either BBT or Bosch Telecom to hire appraisers or otherwise incur out-of-pocket expenses in order to reach agreement as to any of the allocations described above.

           (c) Transfer Taxes. BBT and Bosch U.S. shall each pay one-half of all use, registration, transfer, documentary, stamp, reporting or recording Taxes or fees, including interest and penalties thereon imposed as a result of failure to properly and timely file Transfer Tax returns or documents or pay to the relevant tax authority any such Transfer Taxes, to the extent such Transfer Taxes are imposed or incurred by reason of the transfer of any Purchased Assets or the Fields by BBT or Bosch Telecom (collectively, "Transfer Taxes"). Neither party to such a transfer shall be required to share in any interest or penalties to the extent that any failure to properly and timely file Transfer Tax returns or documents or pay Transfer Taxes was due to the other party's negligence or willful neglect. The non-assessed party shall pay to the assessed party its fifty (50) percent share of Transfer Taxes within ten (10) days of receipt of written demand from the assessed party accompanied by reasonably appropriate documentation. The applicable parties shall file or deliver applications or other required documentation to or with each other and the relevant state, local and foreign tax authorities to obtain the benefit of any applicable exemptions from Transfer Taxes in connection with the transfer to Bosch Telecom of any Purchased Assets.

                            XI. PRE-CLOSING COVENANTS
                            -------------------------

11.1 Conduct of Activities in the Fields. During the period from the date hereof until the earlier of Closing Date or termination of this Agreement, BBT shall:

           (a) Conduct its activities in the Fields and utilize the Purchased Assets only in the ordinary course of business, consistent with prior practice;

           (b) Refrain from entering into any license agreement in which the definition of licensed products includes iFLX Products or Components thereof or into any Material agreement affecting the iFLX Products or Components thereof and take reasonable steps to prevent disclosure of any iFLX Intellectual Property owned by BBT and used in the Fields as currently conducted, except with consent of Bosch Telecom;

           (c) Continue to meet its contractual obligations and to pay its obligations in all material respects as they mature on a timely basis in the ordinary course of business;

           (d) Use reasonable efforts to preserve and maintain its activities in the Fields intact, to retain its employees, and to preserve the good relations of suppliers, customers and potential customers;

           (e) Notify Bosch Telecom of (i) any Material loss, destruction, condemnation of, or assertion of Material claim against the Purchased Assets; (ii) receipt of notice from any Material customer of, or supplier to, the Business that it is terminating (or intends to terminate) its relationship with the Business, or is Materially modifying (or intends to materially modify) existing contractual commitments;

           (f) Refrain from making or granting any general wage or salary increase or making any increase in any of the benefit plans, without the approval of Bosch Telecom;

           (g) Notify Bosch Telecom of the occurrence of any event or the existence of any condition, which could reasonably be expected to result in a Material Adverse Effect.

                     In all such cases Bosch Telecom shall not unreasonably withhold its approval.

11.2 Update to Disclosure. From time to time prior to Closing Date, BBT will supplement or amend the disclosure Schedules delivered in connection herewith with respect to any matter which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in such disclosure Schedules or which is necessary to correct any information in such disclosure Schedules which has been rendered inaccurate thereby. If Bosch Telecom elect to close after BBT makes an accurate supplemental disclosure as contemplated in this Section, Bosch Telecom waive any right or claim it may otherwise have or have had on account of any matter so disclosed in such supplement or amendment.

11.3       Government Approvals.

           (a) Bosch Telecom and BBT will use commercially reasonable efforts to obtain, and to cooperate with the other party in obtaining, all authorizations, consents, orders and approvals of any governmental authority that may be or become necessary in connection with the consummation of the transactions contemplated by this Agreement.

           (b) Promptly following the execution of this Agreement, BBT and Bosch Telecom shall each file a Pre-merger Notification and Report Form and all documentary attachments thereto to be filed with the Federal Trade Commission ("FTC") and the Department of Justice ("DOJ") pursuant to the H-S-R Act. Bosch Telecom shall pay all filing fees required by the H-S-R Act in connection with the transactions contemplated by this Agreement. BBT and Bosch Telecom shall file any additional information requested by the FTC or the DOJ in connection with this Agreement or the transactions contemplated hereby as soon as practicable after receipt of any request for such information.

           (c) Neither BBT nor Bosch Telecom shall reasonably take or fail or take any action which reasonably could be expected to have the effect of delaying, impairing or impeding the receipt of any authorizations, consents, orders and approvals of any governmental authority (including without limitation, approval under the H-S-R Act ) as contemplated by this Section 10.4.

                  XII. CONDITIONS TO OBLIGATIONS OF PURCHASERS
                  --------------------------------------------

           The obligation of Bosch Telecom to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions on or before the Closing Date:

12.1 Injunctions. No restraining order or injunction shall be in effect that prevents the consummation of the transactions contemplated by this Agreement in any Material respect.

12.2 Competition Law Clearances; Certain Litigation. The waiting period under the H-S-R Act applicable to the purchase of the Purchased Assets shall have expired or otherwise be terminated, the appropriate regulatory body shall have approved without conditions or restrictions the transactions contemplated by this Agreement. No action, suit or proceeding by the FTC, the DOJ, or any national governmental agency of any jurisdiction shall be pending that seeks to restrain or prohibit the consummation of the transactions contemplated hereby.

12.3 No Breach. Each covenant of BBT required by this Agreement to be performed on or prior to the Closing Date shall have been duly performed and complied with in all Material respects on or before Closing Date. The representations and warranties of BBT contained in this Agreement shall be true and correct in all Material respects as of the Closing Date as though made on and as of such date.

12.4 Consent of BBT's Landlord to Sublease. BBT shall have obtained the written consent of its Landlord for the Sublease identified in
           Section 12.5(b) below.

12.5 Services Agreement and Sublease. BBT shall have executed and delivered: (a) a transition services agreement (the "Services Agreement") attached as Schedule 12.5(a); and (b) the sublease attached as Schedule 12.5(b) ("Sublease") pursuant to which Bosch Telecom can occupy approximately 20,000 square feet of BBT's current facility identified as an attachment to the Sublease for a period of five (5) years with an option to renew for two (2) additional five
           (5) year terms, except that the term of the sublease and any option periods shall not exceed the term of BBT's lease and renewals thereof, under the same terms and conditions of BBT's lease , in effect at the Closing Date and as such terms shall be amended from time to time.

12.6 Transfer of Employees. Certain Active Employees identified by Bosch Telecom shall have accepted employment with Bosch Telecom and at least 30 of the remaining Active Employees shall have accepted employment with Bosch Telecom. To be considered as having accepted employment with Bosch Telecom for purposes of this paragraph, the Active Employee must have signed the Agreement on Innovations and Confidential Information and the Acknowledgment of Receipt and Waiver on or before the Closing Date.

                     XIII. CONDITIONS TO OBLIGATIONS OF BBT
                     --------------------------------------

           The obligation of BBT to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions by Bosch Telecom on or before the Closing Date:

13.1 Injunctions. No restraining order or injunction shall be in effect that prevents the consummation of the transactions contemplated by this Agreement in any material respect.

13.2 Governmental Clearances; Certain Litigation. The conditions set forth in Sections 12.2 above have been met.

13.3 No Breach. Each covenant of Bosch Telecom required by this Agreement to be performed by them on or prior to the Closing Date shall have been duly performed and complied with in all Material respects on or before the Closing Date. The representations and warranties of Bosch Telecom contained in the Agreement shall be true and correct in all Material respects as of the Closing Date as though made on and as of such date.

                              XIV. INDEMNIFICATION
                              --------------------

14.1 Indemnification by BBT. BBT agrees to indemnify and hold harmless Bosch Telecom and their officers, directors, employees, shareholders, agents and assigns against and with respect to, any and all loss, liability, assessment, damage or expense, (including, without limitation, reasonable attorneys' fees), court costs, penalties, charges and amounts paid in settlement of claims, of any kind or character, whether foreseen or unforeseen (a "Loss" or collectively, the "Losses"), arising out of, or incident, relating or attributed to, any of the following:

           (a) any Material breach or violation of the Material covenants and agreements made by BBT in this Agreement and BBT's Documents;

           (b) any Material inaccuracy in or breach of the representations and warranties made by the BBT in this Agreement and the BBT's Documents;

           (c)       any of the Excluded Assets and Excluded Liabilities;

           (d)       the operations of BBT not related to the Fields; and

           (e) any Loss arising out of an occurrence prior to Closing Date, except to the extent expressly assumed hereunder by Bosch Telecom;

14.2 Indemnification by Bosch Telecom. Bosch Telecom agree to indemnify and hold harmless BBT and its officers, directors, employees, shareholders, agents and assigns against and with respect to any and all Losses, arising out of, or incident, relating or attributed to, any of the following:

           (a) any Material breach or violation of the Material covenants and agreements made by Bosch Telecom in this Agreement and Bosch Telecom's Documents;

           (b) any Material inaccuracy in or breach of the representations and warranties made by the Bosch Telecom in this Agreement and the Bosch Telecom's Documents;

           (c)       the Assumed Liabilities

           (d) the operations of Bosch US and Bosch Germany not related to the Fields; and

           (e) the operation of the business in the Fields after the Closing Date except to the extent that the Loss falls within an obligation of BBT under Section 14.1.

14.3       Limitations. Notwithstanding any other provisions of this Agreement:

           (a) Neither Bosch Telecom nor BBT shall have any right to indemnification pursuant to this Section XIV to the extent that the party seeking indemnification had actual knowledge of the inaccuracy or breach of the representation or warranty on the Closing Date.

           (b) Neither party shall have any obligation to the other with respect to a claim made pursuant to Sections 14.1 or 14.2 except to the extent that the aggregate of all Losses of the party seeking recovery exceeds ******************** ************* Dollars and to the extent that the aggregate of all such Losses exceeds such threshold, the indemnifying party's liability in the aggregate shall remain limited to such Losses that are in excess of such threshold.

           (c) Neither party shall be liable to the other for consequential damages (including lost profits) or punitive damages, except to the extent such constitute part of an award to a third party.

           (d) In calculating any amounts payable by the indemnifying party pursuant to Sections 14.1 and 14.2, the amount payable by the indemnifying party shall be reduced by any related insurance recoveries and by any payments from third parties that are not Affiliates of the indemnified party.

           (e) Neither Indemnifying Party shall be liable for indemnification payments under Section 14.1(b) or Section 14.2(b) to the extent such aggregate indemnification payments exceed the Purchase Price.

14.4 Exclusive Remedy. Except as otherwise noted herein, the indemnity provided for in this Section XIV shall be the exclusive remedy for any breach of, or failure to comply with, any representation, warranty, covenant or other provision of this Agreement, provided however that either Party shall be entitled to injunctive relief on matters concerning the iFLX Intellectual Property and the Bosch Telecom Intellectual Property.

                              XV. FEES AND EXPENSES
                              ---------------------

           Except as otherwise expressly set forth herein, each of the parties hereto shall bear any and all fees and expenses (including, without limitation, legal, accounting, consulting and other professional fees and expenses) incurred by it in connection with the negotiation and the consummation of this Agreement and the transactions contemplated herein. This provision shall survive any termination of this Agreement.

          XVI. COORDINATION, AMICABLE DISPUTES RESOLUTION, ARBITRATION
          ------------------------------------------------------------

16.1 Coordination of Activities of The Alliance, Amicable Disputes Resolution. In order to address issues arising in connection with this Agreement and to facilitate the smooth co-operation of the parties in pursuing the goals of this Alliance, the parties agree to establish the following teams which shall support and oversee the activities of the parties contemplated by this Agreement:

           (a) Development Coordination Team .to address technical integration plans and product development planning, to enable both parties to monitor the FSAN1 Products and the FSAN2 Products development progress in relation to the requirements of their respective markets and to allow BBT visibility on the progress of the FSAN1 Products and the FSAN2 Products development work performed by Bosch Telecom.

           (b) Marketing Coordination Team. to address marketing plans, sales issues, and customer issues specifically including those that arise in connection with the parties' respective rights and restrictions, in particular under Sections 7.1.1
                     (f), 7.1.3 (b) and 7.2.2 and 7.2.3.

           (c) "Executive Team". The executive management (the "Executive Team") of Bosch and BBT will meet within 60 days after the Date of Closing to review this Agreement's implementation. The Executive Team shall meet at least once a year to review the past performance and future plans of the parties relative to this Agreement. The venue will rotate between BBT's headquarters in N.C. and Bosch Telecom's facilities in Germany.

           (d) Escalation. In case an agreement regarding a specific issue cannot be reached in the Development Coordination Team or the Marketing Coordination Team, within thirty (30) day after initial consideration of the issue either Party may cause such issue to be escalated to the Executive Team for resolution through amicable negotiations. If no solution can be found within thirty (30)days by the Executive Team, either Party may resort to the arbitration procedure set forth hereinafter in Section 16.2 of this Agreement.

           (e) Procedures. All teams shall have an equal number of members appointed by each Party, the initial members of which shall be appointed within thirty (30) days after the Closing Date. Either Party may call a meeting of any team. The Executive team may by unanimous agreement of the team members delegate any duty to any other team or create new teams.

16.2 Arbitration. In the event of any dispute between the Bosch Telecom and BBT with respect to the any matters set forth in this Agreement, including the breach alleged breach or interpretation of any provision in this Agreement , the parties shall first use their best efforts to resolve such dispute among themselves as provided in
           Section 16.1 hereof. If the parties are unable to resolve the dispute as provided in Section 16.1 hereof, the dispute, except to the extent it involves equitable relief, shall be settled by arbitration as hereafter provided which shall be the sole and exclusive procedure for the resolution of any such dispute. Within thirty (30) calendar days after receipt of written notice from one party that it has exhausted its efforts noted above and is submitting the matter to arbitration, each Party shall designate in writing one arbitrator to resolve the dispute who shall, in turn, jointly select a third arbitrator within thirty (30) calendar days of their designation. The third arbitrator to be selected in accordance with the procedure established by the American Arbitration Association under its arbitration rules for commercial disputes. The arbitrators so designated shall each be a lawyer experienced in commercial and business affairs who is not an employee, consultant, officer or director of any party hereto or any Affiliate of any party to this Agreement and who has not received any compensation, directly or indirectly, from any party hereto or any Affiliate of any party to this Agreement during the two (2) year period preceding the date of the claim for Arbitration under this provision. The Parties and the arbitrators shall use best efforts to complete the arbitration proceeding within ninety (90) days after appointment of all the arbitrators unless the arbitrators determine delay is required to avoid undue prejudice to either Party. The arbitration shall be governed by the rules of the American Arbitration Association for commercial disputes provided that the arbitrators shall have sole discretion with regard to the admissibility of evidence and the arbitrators shall have no authority to award consequential or punitive damages, except to the extent such are part of an award against an Indemnitee for which the Indemnitee is seeking indemnification under this Agreement. The arbitrators shall use their best efforts to rule on each disputed issue within thirty (30) calendar days after the completion of the hearings. The determination of the arbitrators as to the resolution of any dispute shall be binding and conclusive upon all parties hereto. All rulings of the arbitrators shall be in writing, shall contain findings of fact and conclusions of law and shall be delivered to the parties hereto. The prevailing party shall be entitled to its costs, expenses and attorneys' fees. The non prevailing party shall bear the costs of all arbitration fees. Any arbitration pursuant to this Section XVI shall be conducted in Washington, DC. Any arbitration award may be entered in and enforced by any court having jurisdiction thereof and the parties hereby consent and commit themselves to the jurisdiction of the courts of the State of Illinois and North Carolina for purposes of the enforcement of any arbitration award. Notwithstanding the requirement to arbitrate, either party may seek equitable remedies in court to the extent equitable remedies may be available under applicable law.

                         XVII. CONFIDENTIAL INFORMATION
                         ------------------------------

           Confidential Information. For a period of five (5) years from the Closing Date, the Parties to this Agreement and their Affiliates shall maintain the confidentiality of, and shall not use for the benefit of itself or others except in accordance with the terms of this Agreement, any Confidential Information concerning the conduct of the business in the Fields or Purchased Assets, provided, however, that this paragraph shall not restrict disclosure: (i) of any Confidential Information required by applicable statute, rule or regulation or any court of competent jurisdiction; (ii) on a confidential basis to attorneys, accountants, lenders and investment bankers; (iii) of information which is available publicly as of the date of this Agreement or thereafter becomes available publicly through no fault of a Party to this Agreement or is disclosed to a Party to this Agreement by another who acquired it from a third party without an obligation of confidentiality or which is independently developed by an employee of a Party to this Agreement who had no access to such information; (iv) in connection with tax or other regulatory filings or use of such information by a party to this Agreement to protect its rights under this Agreement or against any third party; (v) use of such information by a party to this Agreement pursuant to this Agreement and (vi) insofar as is expressly permitted under the terms of this Agreement.

                           XVIII. PUBLIC ANNOUNCEMENTS
                           ---------------------------

           On and after the date hereof and through the Closing Date, BBT and Bosch Telecom shall consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement and the transactions contemplated hereby. Neither BBT nor Bosch Telecom shall issue any press release or make any public statement prior to obtaining the other party's approval, which approval shall not be unreasonably withheld, except that no such approval shall be necessary to the extent that in the opinion of counsel to such party disclosure is or may be required by law. Specifically, Bosch Telecom acknowledges that BBT has informed it that BBT will file the contents of this Agreement with the Securities and Exchange Commission ("SEC"), subject to reasonable requests by Bosch Telecom to request confidential treatment as to which BBT cannot assure approval by the SEC, and Bosch Telecom agrees that if BBT in its sole determination makes such filing, BBT shall not be in breach of this Agreement. It is also contemplated that filings with various patent offices of the assignment of co-ownership rights will contain, as far as permitted the restrictions set forth in Article VII of this Agreement.

                           XIX. TERMINATION; SURVIVAL
                           --------------------------

19.1 Termination. Notwithstanding anything to the contrary set forth herein, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date:

           (a)       by mutual written consent of Bosch Telecom and BBT;

           (b) by Bosch Telecom by written notice to BBT, if the transactions contemplated hereby are not consummated on or before June 15, 1998, if the failure to consummate the transactions results from a failure of the conditions of
                     Section XII other than a failure caused by Bosch Telecom' breach of a covenant; or

           (c) by BBT by written notice to Bosch Telecom, if the transactions contemplated hereby are not consummated on or before June 15, 1998, if the failure to consummate the transactions results from a failure of the conditions in
                     Section XIII other than a failure caused by BBT's breach of a covenant.

19.2       Effect of Termination. If this Agreement is terminated pursuant to
           Section 19.1(a) or 19.1(b) or (c) (provided such termination is not attributable to the breach a party to this Agreement) this Agreement shall become null and void and of no further force and effect, and none of the parties hereto (nor their respective Affiliates, directors, shareholders, officers, employees, agents, consultants, attorneys-in-fact or other representatives) shall have any liability in respect of such termination. If such termination is effected pursuant to Section 19.1(b) or 19.1(c) and there has been a breach, the party having so breached shall remain liable to the other party hereto on account of such breach and the non-breaching party shall retain all rights in equity or law arising as a result of such breach, except that neither party shall be liable to the other for any consequential damages, including loss of profits or any punitive damages. Notwithstanding the forgoing all agreements regarding confidentiality and restrictions on use of proprietary information and solicitation of employees of the other shall survive termination of this Agreement for any reason.

                                XX. MISCELLANEOUS
                                -----------------

20.1 Entire Agreement; Amendment. This Agreement (including the Schedules hereto and BBT's Documents and Bosch Telecom's Documents) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties with respect to the subject matter hereof. No representation, inducement, agreement, promise or understanding altering, modifying, amending, taking from or adding to the terms and conditions hereof shall have any force and effect unless the same is incorporated into a single writing which is validly executed by the parties hereto.

20.2 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) on the day of delivery, if physically delivered, (ii) on the day of transmission if transmitted by fax or other similar means, with subsequent oral confirmation, (iii) five (5) days after having been deposited in the U.S. mail, as certified mail with return receipt requested and with postage prepaid, or (iv) one (1) business day after having been transmitted to a third party providing delivery services in the ordinary course of business which guarantees delivery on the next business day after such transmittal (e.g., via Federal Express), all of which notices or other communications shall be addressed to the recipient as follows:

           (a)        If to the BBT, to:

                     BROADBAND TECHNOLOGIES, INC.
                     4024 Stirrup Creek Drive
                     Research Triangle Park, North Carolina 27709-3737

                     Attention:     Chief Financial Officer
                     Telecopier:    (919) 361-2059

                     with copies to:

                     Kilpatrick Stockton LLP
                     Post Office Box 300004
                     Raleigh, North Carolina 27622

                     Attention:     James F. Verdonik, Esq
                     Telecopier:    (919) 420-1800

           (b)        If to Bosch U.S., to:

                     BOSCH TELECOM, INC.
                     8360 LBJ Freeway, Center II, M/S 8204
                     Dallas, Texas 75243

                     Attention:     Michael Gartner, Senior Vice President
                     Telecopier:    (972) 997-3129

                     with copies to:

                     ROBERT BOSCH CORPORATION
                     2800 South 25th Avenue
                     Broadview, Illinois  60153

                     Attention:     Luke Baer, General Counsel
                     Telecopier:    (708) 786-3673

                     and

                     ROBERT BOSCH GMBH
                     Wernerstrasse 1
                     70469 Stuttgart
                     Germany

                     Attention:     Bertram Huber, General Manager
                                    Corporate Licensing Department
                     Telecopier:    +49-711-811-33182

           (c)        If to Bosch Telecom GmbH, to:

                     BOSCH TELECOM GMBH
                     D-7152 Backnang
                     Germany

                     Attention:     Andreas Nobis
                     Telecopier:    49-7191-13-4101

                     with copies to:

                     ROBERT BOSCH GMBH
                     Robert Bosch Platz 1
                     70049 Gerlingen-Schillerhoehe
                     Germany

                     Attention:     Bernt Graf zu Dohna,
                                    Assistant General Counsel
                     Telecopier:    +49-711-811-6760

                     and

                     ROBERT BOSCH GMBH
                     Wernerstrasse 1
                     70469 Stuttgart
                     Germany

                     Attention:     Bertram Huber, General Manager
                                    Corporate Licensing Department
                     Telecopier:    +49-711-811-33182

20.3 Third Party Rights. Except as otherwise provided in Section XIV hereof with respect to the indemnification obligations for the benefit of officers, directors, shareholders, agents and assigns, the provisions of this Agreement are intended for the sole benefit of Bosch Telecom and BBT and shall not inure to the benefit of any other entity or person (other than permitted assigns of the parties hereto) either as a third party beneficiary or otherwise.

20.4 Assignment. The rights and obligations provided by this Agreement shall not be assignable by any party without the prior written consent of the other parties, except that either Party shall have the right to assign its rights and delegate its duties to any Affiliate, provided that the assigning Party named herein shall guarantee the performance of such assignee. Notwithstanding the foregoing, a Change of Control of BBT shall not be deemed to be an assignment

20.5 Bulk Sales. Bosch Telecom hereby waive compliance by BBT with the provisions of any applicable bulk sales law.

20.6 Severability. In the event that any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

20.7 Captions. The captions and headings of the sections and the sub-sections have been inserted as a matter of convenience and reference only and shall not control or affect the meaning or construction of this Agreement.

20.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be treated as an original but all of which, collectively, shall constitute a single instrument.

20.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (without regard to its rules regarding conflicts of law), it being the express intent of the parties that Illinois law shall govern.

20.10 Brokers or Finders. Neither Bosch Telecom nor BBTs have made any agreement with any person or taken any action which would cause any person to become entitled to any agent's, broker's, or finder's fee or commission in regard to the transaction contemplated by this Agreement, except that BBT has retained Broadview Associates whose fees shall be paid by BBT.

20.11 Good Faith Cooperation. The parties shall each cooperate with the other to execute such additional documents and take such additional action as is deemed necessary, appropriate or advisable to carry out the intent of this Agreement.

20.12 No Successor Employer. Bosch Telecom shall not be deemed and BBT agrees not to assert that Bosch Telecom are successor employers by virtue of the execution of this Agreement or the course of performance under this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                BROAD BAND TECHNOLOGIES, INC.
                                                                      BBT
                                By: ___________________________
                                           David E. Orr
                                Its:      President

                                BOSCH TELECOM, INC.
                                                                      Purchaser
                                By: ___________________________
                                           Michael Gartner
                                Its:       Senior Vice President

                                BOSCH TELECOM GMBH
                                                                      Purchaser
                                By: ___________________________
                                           Andreas Nobis
                                Its:       Member of the Board

                                By: _______________________________
                                           Ernst-Eckehard Folgmann
                                Its: ______________________________
                                           Member of the Board

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.14

                                FLX 2500 Products


The FLX 2500 System comprises the same system components as described in
Schedule 1.19. with the following main differences:

FLX-Shelf
-     ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************


FLX Node
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
      ***********************************************************************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.16

                                 FSAN1 Products

The Basis for FSAN 1 Products is the iFLX system. It is the target to provide a first release towards an FSAN conforming Broadband Access Network System (FSAN
1). This first release will provide FSAN compliant interfaces. In addition to the functionality of the iFLX System and FSAN 1 products will meet the following functional characteristics:
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.17

                                 FSAN2 Products

The FSAN 2 will be developed according the specifications which are in an advanced stage of development by the FSAN Telco and Manufacturing Partners (BBT and Bosch are participants in FSAN). To this schedule a standard list is attached which describe the FSAN architecture. The absolute relevant standards are printed in bold letters.

Out of the options described herein the FSAN 2 product will utilize the following main functional characteristics:
-     ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
All the above mentioned functional characteristics are being discussed with our key customers. Priorities and certain details could be changed according to our customers needs.

Standards List

FSAN Architecture:
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
      ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
      ***********************************************************************

PON:
-     ***********************************************************************
      ***********************************************************************

VB5:
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.17

                                 FSAN2 Products


xDSL:
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
-     ***********************************************************************
      ***********************************************************************
-     ***********************************************************************
      ***********************************************************************
      ***********************************************************************

Related Standards:

- Draft new ITU-T Recommendation E.736 (1/97), Methods for cell level traffic control in B-ISDN.
- ITU-T Recommendation G.652 (1997), Characteristics of a single-mode optical fibre cable.
- ITU-T Recommendation G.671 (1996), Transmission characteristics of passive optical components.
- ITU-T Recommendation G.783 (1994), Characteristics of synchronous digital hierarchy (SDH) equipment functional blocks.
- ITU-T Recommendation G.957 (1995), Optical interfaces for equipments and systems relating to the synchronous digital hierarchy.
- ITU-T Recommendation G.958 (1994), Digital line systems based on the synchronous digital hierarchy for use on optical fibre cables.
- ITU-T Recommendation G.982 (1996), Optical access networks to support services up to the ISDN primary rate or equivalent bit rates.
-     ITU-T Recommendation I.121 (4/91), Broadband aspects of ISDN.
- ITU-T Recommendation I.150 (11/95), B-ISDN asynchronous transfer mode functional characteristics.
-     ITU-T Recommendation I.311 (03/93), B-ISDN general network aspects.
- ITU-T Recommendation I.321 (04/91), B-ISDN Protocol Reference Model and its applications.
- ITU-T Recommendation I.326 (1995), Functional architecture of transport networks based on ATM.
- ITU-T Recommendation I.356 (1996), B-ISDN ATM layer cell transfer performance.
-     ITU-T Recommendation I.361 (1995), B-ISDN ATM layer specification.
- ITU-T Recommendation I.432.1 (1996), B-ISDN user-network interface - Physical layer specification: General characteristics.
- ITU-T Recommendation I.610 (1995), B-ISDN operation and maintenance principles and functions.
- ITU-T Recommendation I.731 (03/96), Functional characteristics of ATM equipment.

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.17

                                 FSAN2 Products



- ITU-T Recommendation I.732 (1996), Types and general characteristics of ATM equipment.
- ITU-T Recommendation I.751 (03/96), Asynchronous transfer mode (ATM) management of the network element view.
- ITU-T Recommendation M.3610 (05/96), Principles for applying the TMN concept to the management of B-ISDN.
- ATM Forum Specification af-uni-0010.002 (1994), ATM User-Network Interface Specification Version 3.1.
-     ATM Forum Specification af-tm-0056.000 (4/96), Traffic Management 4.0.

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products

iFLX products are described in the current "Agreement for the Design and Supply of E-FLX Subsystems between BBT and Bosch signed on October 16th 1997, in Annex 2 E-FLX Subsystem Specification. The E-FLX 2500 Product has been renamed iFLX. NetFLX is being included as part of the total product offering to the customers however the NetFLX is a separate product outside the scope of access network.

The iFLX system is an Access System Architecture. The system provides for the
*****************************************************************************
*****************************************************************************
*****************************************************************************

FLX Shelf
*****************************************************************************
*****************************************************************************
*****************************************************************************

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

                                    [DIAGRAM]

                             **********************

FLX Shelf Card Description:

ATM Network Interface (ANI)
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

Shelf Control Processor (SCP)
********************************************************************************
********************************************************************************
********************************************************************************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products


********************************************************************************

Telephony Services Processor (TSP)
********************************************************************************
********************************************************************************
********************************************************************************

********************************************************************************

Digital Broadcast Processor (DBP)
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

Optical Line Unit (OLU)
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

FLX Node
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

********************************************************************************
********************************************************************************

The card layout of the FLX Node is shown below:

                                    [DIAGRAM]

                              FLX Node Card Layout

Optical Common Controller (OCC)
********************************************************************************
********************************************************************************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products


********************************************************************************
********************************************************************************

Video Transceiver (VTR)
********************************************************************************
********************************************************************************

Telephony Drop Interface Card (TDIC)
********************************************************************************
********************************************************************************

Video Administration Module (VAM)
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

The VAM software can be installed on a large or small platform to suit application needs.

Craft Interface Tools (CIT)
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

Safety/EMC Compliance
********************************************************************************
********************************************************************************

Technical Specifications
All specifications in this document include industry-standard equipment tolerances. The specifications provided include those variances.
The FLX System lends itself to a number of different configurations, therefore the information is subject to change based on the application. In some cases, typical minimum and maximum configurations of the FLX Shelf are given, to provide examples.
The following information is provided in tabular format on the FLX Shelf and the FLX Node respectively:

o        Interface and Circuit Card Specifications
o        Power Requirements
o        Mechanical Specifications
o        Environmental Specifications

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products


Interface and Circuit Card Specifications iFLX product

This section provides the interface specifications for each card in the FLX System on a card by card basis. The following tables describe the cards in the FLX Shelf and FLX Node.

ATM Network Interface
--------------------------------------------------------------------------------
*******************                  *******************
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*******************                  *******************
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*******************                  *******************
--------------------------------------------------------------------------------

Telephony Network Interface
--------------------------------------------------------------------------------
Shelf conformance                    *******************
                                     *******************
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Node conformance                     *******************
--------------------------------------------------------------------------------

PON Interface Specifications (FLX Shelf)
--------------------------------------------------------------------------------
Data Rate
Transmit                             *******************
Receive                              *******************
--------------------------------------------------------------------------------
Optical Link Loss Budget             *******************
--------------------------------------------------------------------------------
Interface Distance
OLU to FLX Node (Reach)              *******************
[No differential distance
restriction.]
--------------------------------------------------------------------------------
PON                                  *******************
--------------------------------------------------------------------------------
Telephony                            *******************
--------------------------------------------------------------------------------
Transmitter                          *******************
--------------------------------------------------------------------------------
Receiver                             *******************
--------------------------------------------------------------------------------
Fibre Cable                          *******************
--------------------------------------------------------------------------------
Connectors                           *******************
--------------------------------------------------------------------------------



PON Interface Specifications (FLX Node)
--------------------------------------------------------------------------------
Data Rate
Transmit (to FLX Shelf)              *******************
Receive (from FLX Shelf)             *******************
--------------------------------------------------------------------------------

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products



Transmitter                          *******************
--------------------------------------------------------------------------------
Receiver                             *******************
--------------------------------------------------------------------------------
Fibre Cable                          *******************
--------------------------------------------------------------------------------
Connectors                           *******************
--------------------------------------------------------------------------------

  FDSL Interface(Broadband Drop) Specification
  ------------------------------------------------------------------------------
  Cable                              *******************
  ------------------------------------------------------------------------------
  Distance                           *******************
                                     *******************
                                     *******************
                                     *******************
  ------------------------------------------------------------------------------
  Signal Type                        *******************
  ------------------------------------------------------------------------------
  Twisted Pair (broadband) Drop      *******************
                                     *******************
  ------------------------------------------------------------------------------

SCP Specifications
--------------------------------------------------------------------------------
OS Interface
--------------------------------------------------------------------------------
Connector                            *******************
--------------------------------------------------------------------------------
Physical                             *******************
--------------------------------------------------------------------------------
Data Rate                            *******************
--------------------------------------------------------------------------------
Link                                 *******************
--------------------------------------------------------------------------------
Local Craft
--------------------------------------------------------------------------------
Connector                            *******************
--------------------------------------------------------------------------------
Data Rate                            *******************
--------------------------------------------------------------------------------
Handshake                            *******************
--------------------------------------------------------------------------------
Electrical                           *******************
                                     *******************
--------------------------------------------------------------------------------

Power Requirements
FLX Shelf and FLX Node
--------------------------------------------------------------------------------
FLX Shelf
--------------------------------------------------------------------------------
Input Voltage                                *******************
--------------------------------------------------------------------------------
Power Dissipation                            *******************
--------------------------------------------------------------------------------
Physical                                     *******************
--------------------------------------------------------------------------------
FLX Node
--------------------------------------------------------------------------------
Input Voltage                                *******************
--------------------------------------------------------------------------------

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products



--------------------------------------------------------------------------------
Power Dissipation                            *******************
--------------------------------------------------------------------------------

Mechanical Specifications
This section provides space planning and floor loading information for the FLX Shelf and the FLX Node respectively.
The FLX Shelf is designed for Central Office (Exchange) or Controlled Environment Vault (CEV) environment. It fits **********************************.
The FLX Node will fit in several different types of cabinets or environmentally hardened enclosures, depending on the application.

FLX Shelf and FLX Node Weight
--------------------------------------------------------------------------------
Name                                                  Weight (kgs.) Each
--------------------------------------------------------------------------------
FLX Shelf (max. configuration - typical)              *************
--------------------------------------------------------------------------------
Cooling Unit                                          *************
--------------------------------------------------------------------------------
FLX Node (16-Drop)                                    *************
--------------------------------------------------------------------------------

FLX Shelf and FLX Node Dimensions
------------------------------------------------------------------------------
Name                          Dimensions
------------------------------------------------------------------------------
FLX Shelf                     *******************
------------------------------------------------------------------------------
Cooling Unit                  *******************
------------------------------------------------------------------------------
FLX Node (16-Drop)            *******************
------------------------------------------------------------------------------

Environmental Specifications
FLX Shelf
--------------------------------------------------------------------------------
Operating Temperature                *******************
--------------------------------------------------------------------------------
Storage Temperature                  *******************
--------------------------------------------------------------------------------
Operating Humidity                   *******************
--------------------------------------------------------------------------------
Storage Humidity                     *******************
--------------------------------------------------------------------------------
Altitude                             *******************
--------------------------------------------------------------------------------

FLX Node
--------------------------------------------------------------------------------
Operating Temperature                *******************
--------------------------------------------------------------------------------
Storage Temperature                  *******************
--------------------------------------------------------------------------------
Operating Humidity                   *******************
--------------------------------------------------------------------------------
Storage Humidity                     *******************
--------------------------------------------------------------------------------
Altitude                             *******************
--------------------------------------------------------------------------------
FCC compatibility                    *******************
--------------------------------------------------------------------------------

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products



System Capacities

General

ATM
---------------------------------------------------- ---------------------------
Number of ANI cards                                  Maximum 4
---------------------------------------------------- ---------------------------
Network Interface
- downstream                                         *******************
- upstream                                           *******************
---------------------------------------------------- ---------------------------
Number of digital broadcast channels                 *******************
---------------------------------------------------- ---------------------------
Number of PVCs (CPE to ATM network)                  *******************
---------------------------------------------------- ---------------------------
Number of active SVCs                                *******************
---------------------------------------------------- ---------------------------
Number of CPEs                                       *******************
---------------------------------------------------- ---------------------------

PON
---------------------------------------------------- ---------------------------
Number of OLUs ( PONs)                               *******************
---------------------------------------------------- ---------------------------
Number of FLX DSLs (broadband drops)                 *******************
---------------------------------------------------- ---------------------------
CPE Capacity                                         *******************
---------------------------------------------------- ---------------------------

Telephony
---------------------------------------------------- ---------------------------
FLX TSP                                              *******************
---------------------------------------------------- ---------------------------
FLX PON                                              *******************
---------------------------------------------------- ---------------------------
FLX Node                                             *******************
---------------------------------------------------- ---------------------------

VAM
The VAM may be installed on a large or small platform to suit application needs (availability of 3rd party equipment may change equipment list):


Large VAM Platform
A large VAM platform would consist of:


Server Machine: ****************************************************************
********************************************************************************
User Interface (UI) Machine: ***************************************************

A Large VAM platform would support:

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products


---------------------------------------------------- ---------------------------
Number of Shelves                                    *******************
---------------------------------------------------- ---------------------------
Number of Video Information Providers (VIPs)         *******************
---------------------------------------------------- ---------------------------
Number of System Admins                              *******************
---------------------------------------------------- ---------------------------
Number of Operational Centres (Network Operations    *******************
Interfaces)
---------------------------------------------------- ---------------------------
Total number of VIP Channels per VAM                 *******************
---------------------------------------------------- ---------------------------
Number of viewer channels per FLX-Shelf              *******************
---------------------------------------------------- ---------------------------

Small VAM Platform
A small VAM platform would consist of:

Server Machine; ****************************************************************
********************************************************************************
Optional User Interface (UI) Machine: ******************************************

The UI machine is recommended for small field trial configurations. It is not needed for lab evaluation configurations.

---------------------------------------------------- ---------------------------
Number of FLX-Shelves                                *******************
---------------------------------------------------- ---------------------------
Number of Video Information Providers (VIPs)         *******************
---------------------------------------------------- ---------------------------
Number of System Admins                              *******************
---------------------------------------------------- ---------------------------
Number of Operational Centres (Network Operations    *******************
Interfaces)
---------------------------------------------------- ---------------------------
Toatl number of VIP Channels per VAM                 *******************
---------------------------------------------------- ---------------------------

Optional Viewer Statistics Platform
If viewer statistical data is intended to be collected, a Sun SPARCstation 5 machine be dedicated to run the viewer statistics processor may be recommended in circumstances where the VAM is heavily loaded.

Misc.
******************************************************************************

******************************************************************************

Full details of the hardware and software requirements will be provided when required.

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products


NetFLX
The NetFLX is a product which enables network providers in combination with the iFLX system to offer high speed data access for the end user. ******************
********************************************************************************
********************************************************************************

NetFLX provides up to ********* downstream data payload und ****** upstream data payload for fast data applications.

NetFLX is operations system independent and supports industry standards for *************** ********* connection management.

NetFLX enables off the shelf appliaction software to access information providers, Internet Access providers, corporate intranets and remote LAN access across the iFLX broadband access system. Applications software such as web browsers, video conferencing, video on demand and interactive games are easy to use over the iFLX broadband access system. Applications developed to run on the computer / workstation can access information across the NetFLX adapter with data communication protocols such as *******************************************
********************************************************************************
********************************************************************************

Hardware Specifications



  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************
     ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************


Software Specifications

  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.19

                                  iFLX Products



System Hardware Requirements

  o  ***********************************************************************

Power Requirements

  o  ***********************************************************************

Environmental

  o  ***********************************************************************
  o  ***********************************************************************
  o  ***********************************************************************



Physical Specifications

  o  ***********************************************************************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.20

           Restrictions on rights regarding iFLX Intellectual Property




                                     Customer Contracts

         Company                          Agreement Type                       Restriction
         -------                          --------------                       -----------
********************                 Licensing and Cooperation           ********************
********************                 Agreement                           ********************
                                                                         ********************
                                     Effective date 4/6/94               ********************
                                     (15 year term)                      ********************
                                                                         ********************

                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************

                                                                         ********************
                                                                         ********************

********************                 Licensing and Cooperation           ********************
********************                 Agreement                           ********************
                                                                         ********************
                                     Effective date:  3/1/96
                                     (5 year term)

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.20

           Restrictions on rights regarding iFLX Intellectual Property



                                               Patent License

           Company                          Agreement Type                       Restriction
           -------                          --------------                       -----------

********************                 Settlement Agreement                ********************
********************                                                     ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************


                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.20

           Restrictions on rights regarding iFLX Intellectual Property


                               Licensing Agreement


           Company                          Agreement Type                       Restriction
           -------                          --------------                       -----------
********************                 BBT Licensing and Royalty Terms     ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************
                                                                         ********************

                                                                         ********************
                                                                         ********************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 1.20

           Restrictions on rights regarding iFLX Intellectual Property



                                    Software



          Supplier                            Commodity                          Restriction
          --------                            ---------                          -----------
********************                 Runtime & Development License       Not assignable
                                                                         No sublicense rights

********************                 Runtime & Development License       No sublicense rights



          Supplier                   Commodity            Contract Type                  Restriction
          --------                   ---------            -------------                  -----------

*****************              Development Tool        Purchase Order       No sublicense rights

*****************              Development Tool        Purchase Order       No sublicense rights

*****************              Development Tool        License              No sublicense rights
                                                                            Not assignable

*****************              Development Tool        Purchase Order       No sublicense rights
*****************
*****************              Development Tool        Purchase Order       No sublicense rights

*****************              Development Tool        Purchase Order       No sublicense rights

*****************              Development Tool        Purchase Order       No sublicense rights
*****************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 2.2

                                  Encumbrances

                                    Software



          Supplier                            Commodity                          Encumbrance
          --------                            ---------                          -----------
*****************                    Runtime & Development License       Not assignable
                                                                         No sublicense rights
*****************                    Runtime & Development License       No sublicense rights


                                           Certification Services

*****************                    IFLX Certification                  No sublicense rights


                                             Customer Contracts

           Company                          Agreement Type                       Encumbrance
           -------                          --------------                       -----------

*****************                    Licensing and Cooperation           *****************
*****************                    Agreement                           *****************
                                                                         *****************
                                     Effective date 4/6/94               *****************
                                     (15 year term)                      *****************
                                                                         *****************

                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************

                                                                         *****************
                                                                         *****************

*****************                    Licensing and Cooperation           *****************
*****************                    Agreement                           *****************
                                                                         *****************
                                     Effective date:  3/1/96
                                     (5 year term)

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 2.2

                                  Encumbrances



                                 Patent License



          Company                          Agreement Type                       Encumbrance
          -------                          --------------                       -----------

*****************                    Settlement Agreement                *****************
*****************                                                        *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 2.2

                                  Encumbrances


           Company                          Agreement Type                       Encumbrance
           -------                          --------------                       -----------
*****************                    BBT Licensing and Royalty Terms     *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************

                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************
                                                                         *****************

                                                                         *****************
                                                                         *****************

                         ASSET TRANSFER LIST - SUMMARY



                              Schedule 2.2 (b) (i)

                             Asset Transfer Summary

Workstations, PCs, etc.                            *****************
FLX Test Beds                                      *****************
Test Instruments, 3rd party eqpt.                  *****************
Facilites-related                                  *****************

                                                  -------------------
                                            Total  *****************



Date:        05/15/98

                          ASSET TRANSFER LIST - PART I
                           (Workstations, PCs, etc.)




 SYS                               ASSET          MFG      SERVICE      ACQUIRED            BOOK
 NUM       DESCRIPTION              TAG    P.O.   SN        DATE         VALUE              VALUE           Comments
------------------------------------------------------------------------------------------------------------------------------------
6540       16MB MEN                                        06/05/96   **************  *******************
6261       2.1 GB DISK                                     12/08/95   **************  *******************
6391       2.1 GB DISK                                     11/28/95   **************  *******************
6392       2.1 GB DISK                                     11/28/95   **************  *******************
7392       2.1 GB DISK                                     11/12/96   **************  *******************
7393       2.1 GB DISK                                     11/12/96   **************  *******************
7352       2.1GB DISK                                      04/22/96   **************  *******************
7363       2.1GB DISK                                      11/08/96   **************  *******************
7364       2.1GB DISK                                      11/08/96   **************  *******************
7726       2.1GB DISK                                      03/21/97   **************  *******************
7727       2.1GB DISK                                      03/21/97   **************  *******************
7728       2.1GB DISK                                      03/21/97   **************  *******************
7729       2.1GB DISK                                      03/21/97   **************  *******************
7730       2.1GB DISK                                      03/21/97   **************  *******************
7731       2.1GB DISK                                      03/21/97   **************  *******************
7856       28-32 MB MEM                                    04/01/97   **************  *******************  (28) 32MB SIMMS
6156       7 32MB MEM                                      09/15/95   **************  *******************  (7) 32MB SIMMS
7849       AUSPEX 7000                                     04/07/97   **************  *******************
7715       CISCO 2501 ROUTER                               03/12/97   **************  *******************
7693       COMPAQ KPRO                                     02/20/97   **************  *******************
7694       COMPAQ KPRO                                     02/24/97   **************  *******************
7903       COMPAQ KPRO                                     05/07/97   **************  *******************
7701       COMPAQ LAPTOP                                   02/19/97   **************  *******************
7892       COMPAQ LAPTOP                                   05/01/97   **************  *******************
7106       FORERUNNER ATM CARD                             10/23/96   **************  *******************
7143       FORERUNNER ATM CARD                             03/26/96   **************  *******************
7994       FORERUNNER ATM CARD                             07/10/97   **************  *******************
7750       NET UPS 70                                      03/21/97   **************  *******************
7751       NET UPS 70                                      03/21/97   **************  *******************
7752       NET UPS 70                                      03/21/97   **************  *******************
7753       NET UPS 70                                      03/21/97   **************  *******************


                                     1 of 3


                          ASSET TRANSFER LIST - PART I
                           (Workstations, PCs, etc.)



 SYS                               ASSET          MFG      SERVICE      ACQUIRED            BOOK
 NUM       DESCRIPTION              TAG    P.O.   SN        DATE         VALUE              VALUE           Comments
------------------------------------------------------------------------------------------------------------------------------------
7754       NET UPS 70                                      03/21/97   **************  *******************
7755       NET UPS 70                                      03/21/97   **************  *******************
7756       NET UPS 70                                      03/21/97   **************  *******************
7757       NET UPS 70                                      03/21/97   **************  *******************
7758       NET UPS 70                                      03/21/97   **************  *******************
7759       NET UPS 70                                      03/21/97   **************  *******************
7760       NET UPS 70                                      03/21/97   **************  *******************
7761       NET UPS 70                                      03/21/97   **************  *******************
7762       NET UPS 70                                      03/21/97   **************  *******************
7763       NET UPS 70                                      03/21/97   **************  *******************
6915       SUN MEMORY 64M                                  07/23/96   **************  *******************  (7) 32MB SIMMS
7113       SUN MEMORY 64M                                  07/23/96   **************  *******************  (7) 32MB SIMMS
7114       SUN MEMORY 64M                                  07/23/96   **************  *******************  (7) 32MB SIMMS
5727       SUN SPARC 20            2727                    01/05/95   **************  *******************
6177       SUN SPARC 5             2594                    09/15/95   **************  *******************
6178       SUN SPARC 5             2595                    09/15/95   **************  *******************
6179       SUN SPARC 5             2596                    09/15/95   **************  *******************
6180       SUN SPARC 5             2597                    09/15/95   **************  *******************
6181       SUN SPARC 5             2153                    09/15/95   **************  *******************
6182       SUN SPARC 5             2593                    09/15/95   **************  *******************
6183       SUN SPARC 5             2154                    09/15/95   **************  *******************
6184       SUN SPARC 5             2592                    09/15/95   **************  *******************
6185       SUN SPARC 5             2792                    09/15/95   **************  *******************
6186       SUN SPARC 5             2791                    09/15/95   **************  *******************
6187       SUN SPARC 5             6405                    09/15/95   **************  *******************
6188       SUN SPARC 5             2719                    09/15/95   **************  *******************
6189       SUN SPARC 5             2801                    09/15/95   **************  *******************
6226       SUN SPARC 5                                     11/09/95   **************  *******************  (Qty. of 14) Code
                                                                                                              translators
6303       SUN SPARC 5                                     12/15/95   **************  *******************
6304       SUN SPARC 5                                     12/15/95   **************  *******************
6305       SUN SPARC 5                                     12/15/95   **************  *******************


                                     2 of 3



                          ASSET TRANSFER LIST - PART I
                           (Workstations, PCs, etc.)


 SYS                               ASSET          MFG      SERVICE      ACQUIRED            BOOK
 NUM       DESCRIPTION              TAG    P.O.   SN        DATE         VALUE              VALUE           Comments
------------------------------------------------------------------------------------------------------------------------------------
6306       SUN SPARC 5                                     12/15/95   **************  *******************
6307       SUN SPARC 5                                     12/15/95   **************  *******************
7232       SUN SPARC 5                                     04/22/96   **************  *******************
7244       SUN SPARC 5                                     04/22/96   **************  *******************
7246       SUN SPARC 5                                     04/22/96   **************  *******************
7247       SUN SPARC 5                                     04/22/96   **************  *******************
7248       SUN SPARC 5                                     04/22/96   **************  *******************
7249       SUN SPARC 5                                     04/22/96   **************  *******************
7250       SUN SPARC 5                                     04/22/96   **************  *******************
7251       SUN SPARC 5                                     04/22/96   **************  *******************
7252       SUN SPARC 5                                     04/22/96   **************  *******************
7253       SUN SPARC 5                                     04/22/96   **************  *******************
7254       SUN SPARC 5                                     04/22/96   **************  *******************
7255       SUN SPARC 5                                     04/22/96   **************  *******************
7256       SUN SPARC 5                                     04/22/96   **************  *******************
7257       SUN SPARC 5                                     04/22/96   **************  *******************
7258       SUN SPARC 5                                     04/22/96   **************  *******************
7313       SUN SPARC 5                                     04/22/96   **************  *******************
7314       SUN SPARC 5                                     04/22/96   **************  *******************
7568       SUN SPARC 5                                     12/31/96   **************  *******************
7569       SUN SPARC 5                                     12/31/96   **************  *******************
7570       SUN SPARC 5                                     12/31/96   **************  *******************
7571       SUN SPARC 5                                     12/31/96   **************  *******************
7572       SUN SPARC 5                                     12/31/96   **************  *******************
6641       SUN SPARC 5/ULTRA 2-2170                        07/23/96   **************  *******************  (Qty. of 3) ultra2
                                                                                                              mod 2170
5956       SUN SPARK 20                                    04/24/95   **************  *******************
7526       SUN ULTRA 140                                   12/07/96   **************  *******************  ultra 140 server
7527       SUN ULTRA 140                                   12/07/96   **************  *******************  ultra 140 server
7528       SUN ULTRA 140                                   12/07/96   **************  *******************  ultra 140 server
7331       SUN ULTRA 170                                   04/22/96   **************  *******************  (3) ultra170
7958       SUN ULTRA 2-2300                                06/11/97   **************  *******************  ultra2 server
------------------------------------------------------------------------------------------------------------------------------------
                                                        Workstations, PCs, etc.  Total ******************
------------------------------------------------------------------------------------------------------------------------------------


                                     3 of 3

                         ASSET TRANSFER LIST - PART II
                                (FLX Test Beds)




      Product                Product                           Std            FSAN           FSAN Cost            Comments
      Number               Description                         Cost        Requirements
------------------------------------------------------------------------------------------------------------------------------------
*******************   10' TDIC EI STUB CABLE                ************        50        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                50
------------------------------------------------------------------------------------------------------------------------------------

*******************   10' TDIC POWER STUB CABLE             ************        50        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                50
------------------------------------------------------------------------------------------------------------------------------------

*******************   12" COAX JUMPER CABLE                 ************        16        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                16
------------------------------------------------------------------------------------------------------------------------------------

*******************   2' TDIC POWER STUB CABLE              ************        20        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                20
------------------------------------------------------------------------------------------------------------------------------------

*******************   30' TDIC EI STUB CABLE                ************        50        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                50
------------------------------------------------------------------------------------------------------------------------------------

*******************   40' TDIC EI STUB CABLE                ************        15        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                15
------------------------------------------------------------------------------------------------------------------------------------

*******************   AIR FLOW CARD-FULL HEIGHT             ************        12        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                12

*******************   AIR FLOW CARD-HALF HEIGHT             ************        24        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                24
------------------------------------------------------------------------------------------------------------------------------------

*******************   BALUN, EXTENDED RANGE                 ************        16        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                16
------------------------------------------------------------------------------------------------------------------------------------

*******************   COOLING UNIT                          ************        4         *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                4
------------------------------------------------------------------------------------------------------------------------------------

*******************   COOLING UNIT MAINTENANCE FILTER       ************        4         *******************
------------------------------------------------------------------------------------------------------------------------------------

                                     1 of 7



                         ASSET TRANSFER LIST - PART II
                                (FLX Test Beds)




      Product                Product                           Std            FSAN           FSAN Cost            Comments
      Number               Description                         Cost        Requirements
------------------------------------------------------------------------------------------------------------------------------------
                                                                                4
------------------------------------------------------------------------------------------------------------------------------------
*******************   DBP CARD                              ************        1         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   DBP CARD                              ************        1         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   DBP CARD                              ************        1         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   DBP CARD                              ************        4         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   DBP CARD                              ************        1         *******************
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                8
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   FLX CELL TEST CARD                    ************        4         *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   FLX NODE 16 TEST FIXTURE              ************        56        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                56
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   FLX NODE 32                           ************        70        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                70

------------------------------------------------------------------------------------------------------------------------------------
*******************   FLX NODE 32 TEST FIXTURE              ************        24        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                24
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   FLX SHELF                             ************        22        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                22
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   FLX SHELF ALARM CABLE                 ************        6         *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   FLX SHELF POWER CABLE                 ************        25        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                     2 of 7




                         ASSET TRANSFER LIST - PART II
                                (FLX Test Beds)




      Product                Product                           Std            FSAN           FSAN Cost            Comments
      Number               Description                         Cost        Requirements
------------------------------------------------------------------------------------------------------------------------------------
*******************   FUSE & ALARM PANEL                    ************        30        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                30
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   IFLX NODE 16                          ************       136        *******************
------------------------------------------------------------------------------------------------------------------------------------
                                                                               136
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   IFLX PWR/ALARM STUB CABLE             ************        6         *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        1         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        1         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        2         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        4         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        7         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        2         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        2         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        12        *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        50        *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        19        *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        5         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        7         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        1         *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        23        *******************
------------------------------------------------------------------------------------------------------------------------------------
*******************   NETFLX CARD                           ************        59        *******************       ****************
-----------------------------------------------------------------------------------------------------------------
                                                                               195

------------------------------------------------------------------------------------------------------------------------------------
*******************   OCC 16 OCTAL TU-12                    ************       100        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                               100

*******************   OCC 32 OCTAL TU-12                    ************        38        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                38


                                     3 of 7



                         ASSET TRANSFER LIST - PART II
                                 (FLX Test Beds)

      Product                Product                           Std            FSAN           FSAN Cost            Comments
      Number               Description                         Cost        Requirements
------------------------------------------------------------------------------------------------------------------------------------
*******************   OLU PIGTAIL                           ************        11        *******************
*******************   OLU PIGTAIL                           ************        6         *******************
*******************   OLU PIGTAIL                           ************        2         *******************
*******************   OLU PIGTAIL                           ************        2         *******************
*******************   OLU PIGTAIL                           ************        2         *******************
*******************   OLU (No PIGTAIL)                      ************        1         *******************
*******************   OLU (No PIGTAIL)                      ************        1         *******************
*******************   OLU (No PIGTAIL)                      ************        2         *******************
*******************   OLU (No PIGTAIL)                      ************        2         *******************
*******************   OLU (No PIGTAIL)                      ************        8         *******************
*******************   OLU (No PIGTAIL)                      ************        32        *******************
*******************   OLU (No PIGTAIL)                      ************        1         *******************
*******************   OLU (No PIGTAIL)                      ************        30        *******************       ****************
-----------------------------------------------------------------------------------------------------------------
                                                                               100

*******************   PEDESTAL DIPLEXER                     ************        4         *******************
-----------------------------------------------------------------------------------------------------------------

*******************   SCP CARD                              ************        2         *******************
*******************   SCP CARD                              ************        21        *******************
*******************   SCP CARD                              ************        11        *******************
*******************   SCP CARD                              ************        2         *******************
*******************   SCP CARD                              ************        2         *******************
*******************   SCP CARD                              ************        2         *******************
*******************   SCP CARD                              ************        1         *******************
*******************   SCP CARD                              ************        1         *******************
*******************   SCP CARD                              ************        2         *******************
*******************   SCP CARD                              ************        4         *******************
*******************   SCP CARD                              ************        1         *******************
*******************   SCP CARD                              ************        3         *******************
*******************   SCP CARD                              ************        5         *******************


                                     4 of 7

                         ASSET TRANSFER LIST - PART II
                                 (FLX Test Beds)

      Product                Product                           Std            FSAN           FSAN Cost            Comments
      Number               Description                         Cost        Requirements
------------------------------------------------------------------------------------------------------------------------------------
*******************   SCP CARD                              ************        1         *******************
*******************   SCP CARD                              ************        1         *******************
*******************   SCP CARD                              ************        3         *******************
*******************   SCP CARD                              ************        1         *******************
*******************   SCP CARD                              ************        2         *******************       ****************
-----------------------------------------------------------------------------------------------------------------
                                                                                65

*******************   STE SHELF                             ************        2         *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                2

*******************   STEI 1 CHANNEL                        ************        16        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                16

*******************   TDIC-OCC INTERFACE CABLE              ************        50        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                50

*******************   TERMINAL/AERIAL BALUN                 ************        24        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                24

*******************   TNIC CARD                             ************        3         *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                3

*******************   TSP AU4 1STM1                         ************        40        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                40

*******************   TSP CARD                              ************        7         *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                7
-----------------------------------------------------------------------------------------------------------------

*******************   TSP CARD (DUAL PORT)                  ************        1         *******************
*******************   TSP CARD (DUAL PORT)                  ************        1         *******************
*******************   TSP CARD (DUAL PORT)                  ************        1         *******************

                                     5 of 7

                         ASSET TRANSFER LIST - PART II
                                 (FLX Test Beds)

      Product                Product                           Std            FSAN           FSAN Cost            Comments
      Number               Description                         Cost        Requirements
------------------------------------------------------------------------------------------------------------------------------------

*******************   TSP CARD (DUAL PORT)                  ************        2         *******************
*******************   TSP CARD (DUAL PORT)                  ************        1         *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                6

*******************   VFC FILLER CARD                       ************        7         *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                7

*******************   VTR4 CARD                             ************        16        *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                16

*******************   VTR8 CARD                             ************        20        *******************
*******************   VTR8 CARD                             ************        32        *******************
*******************   VTR8 CARD                             ************        1         *******************
*******************   VTR8 CARD                             ************        2         *******************
*******************   VTR8 CARD                             ************        1         *******************
*******************   VTR8 CARD                             ************        13        *******************
*******************   VTR8 CARD                             ************        6         *******************
-----------------------------------------------------------------------------------------------------------------
                                                                                75

*******************   VTR8 EXTENDED RANGE                   ************        8         *******************
*******************   VTR8 EXTENDED RANGE                   ************        1         *******************
*******************   VTR8 EXTENDED RANGE                   ************        1         *******************
*******************   VTR8 EXTENDED RANGE                   ************        2         *******************
*******************   VTR8 EXTENDED RANGE                   ************        1         *******************
*******************   VTR8 EXTENDED RANGE                   ************        1         *******************
*******************   VTR8 EXTENDED RANGE                   ************        1         *******************
*******************   VTR8 EXTENDED RANGE                   ************        1         *******************       ****************
------------------------------------------------------------------------------------------------------------------------------------
                                                                                16

                                                           FLX Test Beds Total            *******************

                                     6 of 7

                         ASSET TRANSFER LIST - PART II
                                 (FLX Test Beds)

      Product                Product                           Std            FSAN           FSAN Cost            Comments
      Number               Description                         Cost        Requirements
------------------------------------------------------------------------------------------------------------------------------------

Agreement with David Orr: *** discount on everything, *** discount on Netflex. iFLX prototypes P1 and P2 convey at ****:

                                              discounted Test Beds Total                  *******************

                                     7 of 7

                         ASSET TRANSFER LIST - PART III
                         (Test Inst. & other 3rd party)

                                                                      IN                            NET
SYS                                        ASSET              MFG   SERVICE     ACQUIRED            BOOK
NUM                  DESCRIPTION            TAG     P.O.      SN      DATE        VALUE             VALUE         Comments
------------------------------------------------------------------------------------------------------------------------------------
expensed   MEDIA SERVER                           97409144          11/12/97  **************   **************  if capitalized
    5768   ICE 40MGH USP-HPC(ICE HPC)       5795  9540107A  N98655  02/09/95  **************   **************
           EMULATOR (ICE 68040)                                     10/24/94  **************   **************  Estimated
    5725   EMULATOR (ICE 68040)             4648  9420569   N98655  01/03/95  **************   **************
    7817   ULTRA MODEL 170 SERVER(VAM)            9740255           03/27/97  **************   **************
    7908   CISCO 4700-M ROUTER                    9740489           05/09/97  **************   **************
    8004   ADVANCE NETWORK TESTER(ANT-20)         9740573           07/06/97  **************   **************
    7985   OPTICS STM/COLOR DISPLAY(ANT-20)       9740573           07/01/97  **************   **************
    8037   FORE 2.5 GBPS ATM                      9740772           08/25/97  **************   **************
    8153   4 PORT 155 MBPS (FORE)                 9840094           02/20/98  **************   **************
    8027   PORT 155 MPS(FORE)                     9740772           08/14/97  **************   **************
    6349   3 FORE CARDS SC SBUS ATN (FORE)                          01/04/96  **************   **************
    5760   CABLETRON (FORE)                       9540088           02/15/95  **************   **************
    5964   SB SONET ADAPTER (FORE)                9540311           03/28/95  **************   **************
expensed   15 SAMSUNG SET TOP BOXES               9641488           06/23/97  **************   ************** if capitalized
    6336   7 ARNE CARDS                           9640127           02/06/96  **************   **************
    8167   CONFIG SAT  BMX264                     9840175           03/06/98  **************   **************
    8060   TELECOM ANALYZER  (HP37722A)           9740831           09/05/97  **************   **************
    4889   ASCOM WARREN 48PB400(Pwr Supply)       9490081           03/16/94  **************   ************** Estimated
    8046   PENTIUM P-166, 32MB RAM(PC)            9740822           09/03/97  **************   **************
    8047   PENTIUM P-166, 32MB RAM(PC)            9740822           09/03/97  **************   **************
    8048   PENTIUM P-166, 32MB RAM(PC)            9740822           09/03/97  **************   **************
    8049   PENTIUM P-166, 32MB RAM(PC)            9740822           09/03/97  **************   **************
    8050   PENTIUM P-166, 32MB RAM(PC)            9740822           09/03/97  **************   **************
    8051   PENTIUM P-166, 32MB RAM(PC)            9740822           09/03/97  **************   **************
expensed   1 PAL DIGITAL VIDEO CONVERTER                            05/01/97  **************   **************  if capitalized
           ANT-20                                 9750189           04/16/98  **************   **************  purchased in-process
------------------------------------------------------------------------------------------------------------------------------------
                                          Test Instruments and other 3rd party equipment total **************


                                     1 of 1

                         ASSET TRANSFER LIST - PART IV
                              (Facilities-related)



    Description                                         Quantity   Acquired Value      Book Value       Transfer Cost
---------------------------------------------------------------------------------------------------------------------
Furniture
----------------------------------------------------
Office desk & Return                                        67    ***************   ***************   ***************
Office chair                                                67    ***************   ***************   ***************
Side chair                                                  67    ***************   ***************   ***************
Bookshelf                                                   67    ***************   ***************   ***************
File Cabinet                                                67    ***************   ***************   ***************
White/Cork board                                            67    ***************   ***************   ***************
Telephone                                                   67    ***************   ***************   ***************
Trash Can                                                   67    ***************   ***************   ***************

Office conference table                                     10    ***************   ***************   ***************
Office conference chair                                     30    ***************   ***************   ***************
Bookshelf (Extras)                                           6    ***************   ***************   ***************
File Cabinet (Extras)                                       10    ***************   ***************   ***************

Room H conference table                                      1    ***************   ***************   ***************
Room H conference chair                                     21    ***************   ***************   ***************
Room H credenza                                              1    ***************   ***************   ***************
Room H projector                                             1    ***************   ***************   ***************
Room H projection screen                                     1    ***************   ***************   ***************
Room H white board                                           1    ***************   ***************   ***************

Lab workbench                                                                                         TBD
Lab work chair                                                                                        TBD
Lab storage cabinet                                                                                   TBD
Lab bookcase                                                                                          TBD

                                                                                    Furniture Total   ***************
Office/Lab Space Fit-up
----------------------------------------------------
(Office: 10295 sq.ft; Lab 4708 sq. ft)
Office fitup (partition walls, doors, carpet, etc.)          1                                        ***************
Lab fitup (cable trays, power bus, etc.)                     1                                        ***************
Common area (4214 sq. ft) (see Note 1)                                                                $ -

                                                                               Office/Lab Space Total ***************

                                                                      Facilities-related assets Total ***************


Note 1: Common area is included in monthly rental and does not involve assets transfer. It is shown only for completeness of square footage.


                                     1 of 1

Schedule 2.2(b)(ii)

Personal Property (Capital Assets) to be purchased after closing (option list)

The total offered transferable assets where listed in the lists:

Transfer List of Equipment                  assetlist_computers_testeqpt.xls
FLX-2500 Equipment                          assetlist_flxeqpt.xls
BBT Assets Software                         assetlist_flxeqpt.xls

The listed assets in schedule 2.2 (b) (i) cover 90% of the assets transfered to Bosch Telecom. Aditional 10% out of the above mentioned lists can be tranfered to Bosch Telecom optionaly within 60 days after closing.

TRANSFER LIST OF EQUIPMENT

LAB Equipment
-------------

                                                                             IN                       NET
    SYS                                  ASSET                      MFG    SERVICE    ACQUIRED       BOOK
    NUM           DESCRIPTION             TAG   CER      P.O.        SN     DATE       VALUE         VALUE          Comments
------------------------------------------------------------------------------------------------------------------------------------
    7899 2 WAY TRANSMISSION/OPTIVISION         1282  ***********          05/01/97  ***********  ***********
expensed MEDIA SERVER                          NONE  ***********          11/12/97  ***********  ***********  if capitalized
    5768 ICE 40MGH USP-HPC(ICE HPC)      5795   775  ***********  N98655  02/09/95  ***********  ***********
    6295 AT & T CAP (ICE 68040)                 930  ***********          12/22/95  ***********  ***********
         EMULATOR (ICE 68040)                                             10/24/94  ***********  ***********  Estimated
    5725 EMULATOR (ICE 68040)            4648   747  ***********  N98655  01/03/95  ***********  ***********
    7817 ULTRA MODEL 170 SERVER(VAM)           1248  ***********          03/27/97  ***********  ***********
    7908 CISCO 4700-M ROUTER                   1301  ***********          05/09/97  ***********  ***********
    8004 ADVANCE NETWORK TESTER(ANT-20)        1317  ***********          07/06/97  ***********  ***********
    7985 OPTICS STM/COLOR DISPLAY(ANT-20)      1317  ***********          07/01/97  ***********  ***********
    8037 FORE 2.5 GBPS ATM                     1348  ***********          08/25/97  ***********  ***********
    8153 4 PORT 155 MBPS (FORE)                1405  ***********          02/20/98  ***********  ***********
    8027 PORT 155 MPS(FORE)                    1348  ***********          08/14/97  ***********  ***********
    6349 3 FORE CARDS SC SBUS ATN (FORE)        952                       01/04/96  ***********  ***********
    5760 CABLETRON (FORE)                       799  ***********          02/15/95  ***********  ***********
    5964 SB SONET ADAPTER (FORE)                799  ***********          03/28/95  ***********  ***********
expensed 15 SAMSUNG SET TOP BOXES              NONE  ***********          06/23/97  ***********  *********** if capitalized
    6336 7 ARNE CARDS                           968  ***********          02/06/96  ***********  ***********
    8167 CONFIG SAT  BMX264                    1416  ***********          03/06/98  ***********  ***********
    8060 TELECOM ANALYZER  (HP37722A)          1356  ***********          09/05/97  ***********  ***********
    4889 ASCOM WARREN 48PB400(Pwr Supply)       575  ***********          03/16/94  ***********  *********** Estimated
    8046 PENTIUM P-166, 32MB RAM(PC)           1355  ***********          09/03/97  ***********  ***********
    8047 PENTIUM P-166, 32MB RAM(PC)           1355  ***********          09/03/97  ***********  ***********
    8048 PENTIUM P-166, 32MB RAM(PC)           1355  ***********          09/03/97  ***********  ***********
    8049 PENTIUM P-166, 32MB RAM(PC)           1355  ***********          09/03/97  ***********  ***********
    8050 PENTIUM P-166, 32MB RAM(PC)           1355  ***********          09/03/97  ***********  ***********
    8051 PENTIUM P-166, 32MB RAM(PC)           1355  ***********          09/03/97  ***********  ***********
expensed 1 PAL DIGITAL VIDEO CONVERTER         NONE                       05/01/97  ***********  ***********  if capitalized
         ANT-20                                      ***********          04/16/98  ***********  ***********  purchased in-process
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ***********
Computer Equipment
------------------

                                     1 of 5

TRANSFER LIST OF EQUIPMENT


                                                                             IN                      NET
    SYS                                  ASSET                     MFG     SERVICE   ACQUIRED       BOOK
    NUM           DESCRIPTION             TAG   CER     P.O.       SN       DATE       VALUE        VALUE        Comments
---------------------------------------------------------------------------------------------------------------------------------
    6540 16MB MEN                                                         06/05/96  ***********  ***********
    6261 2.1 GB DISK                                                      12/08/95  ***********  ***********
    6391 2.1 GB DISK                                                      11/28/95  ***********  ***********
    6392 2.1 GB DISK                                                      11/28/95  ***********  ***********
    7392 2.1 GB DISK                                                      11/12/96  ***********  ***********
    7393 2.1 GB DISK                                                      11/12/96  ***********  ***********
    7352 2.1GB DISK                                                       04/22/96  ***********  ***********
    7363 2.1GB DISK                                                       11/08/96  ***********  ***********
    7364 2.1GB DISK                                                       11/08/96  ***********  ***********
    7726 2.1GB DISK                                                       03/21/97  ***********  ***********
    7727 2.1GB DISK                                                       03/21/97  ***********  ***********
    7728 2.1GB DISK                                                       03/21/97  ***********  ***********
    7729 2.1GB DISK                                                       03/21/97  ***********  ***********
    7730 2.1GB DISK                                                       03/21/97  ***********  ***********
    7731 2.1GB DISK                                                       03/21/97  ***********  ***********
    7856 28-32 MB MEM                                                     04/01/97  ***********  *********** (28) 32MB SIMMS
    6156 7 32MB MEM                                                       09/15/95  ***********  *********** (7) 32MB SIMMS
    7849 AUSPEX 7000                                                      04/07/97  ***********  ***********
    7715 CISCO 2501 ROUTER                                                03/12/97  ***********  ***********
    7850 CISCO ATM CARD                                                   04/10/97  ***********  ***********
    6806 COMPAQ DESK PRO                                                  08/13/96  ***********  ***********
    7923 COMPAQ DESK PRO                                                  05/08/97  ***********  ***********
    7937 COMPAQ DESK PRO                                                  05/23/97  ***********  ***********
    8036 COMPAQ DESK PRO                                                  08/19/97  ***********  ***********
    8039 COMPAQ DESK PRO                                                  08/25/97  ***********  ***********
    8137 COMPAQ DESK PRO                                                  01/30/98  ***********  ***********
    7693 COMPAQ KPRO                                                      02/20/97  ***********  ***********
    7694 COMPAQ KPRO                                                      02/24/97  ***********  ***********
    7903 COMPAQ KPRO                                                      05/07/97  ***********  ***********
    7701 COMPAQ LAPTOP                                                    02/19/97  ***********  ***********
    7892 COMPAQ LAPTOP                                                    05/01/97  ***********  ***********
    7971 COMPAQ LAPTOP                                                    06/19/97  ***********  ***********
    8035 COMPAQ LAPTOP                                                    08/19/97  ***********  ***********

                                     2 of 5

TRANSFER LIST OF EQUIPMENT


                                                                            IN                        NET
    SYS                                  ASSET                     MFG    SERVICE      ACQUIRED      BOOK
    NUM           DESCRIPTION             TAG   CER    P.O.         SN     DATE         VALUE        VALUE         Comments
---------------------------------------------------------------------------------------------------------------------------------
    6339 COMPAQ SPEAKERS                                                  02/02/96  ***********  ***********
    8078 DESKTOP PC                                                       10/15/97  ***********  ***********
    7106 FORERUNNER ATM CARD                                              10/23/96  ***********  ***********
    7143 FORERUNNER ATM CARD                                              03/26/96  ***********  ***********
    7994 FORERUNNER ATM CARD                                              07/10/97  ***********  ***********
    8114 KEYBOARD for LAPTOP                                              12/09/97  ***********  ***********
    7907 MICRON MILLENNIA PC                                              05/08/97  ***********  ***********
    7380 MULTIMODE                                                        11/08/96  ***********  ***********
    7750 NET UPS 70                                                       03/21/97  ***********  ***********
    7751 NET UPS 70                                                       03/21/97  ***********  ***********
    7752 NET UPS 70                                                       03/21/97  ***********  ***********
    7753 NET UPS 70                                                       03/21/97  ***********  ***********
    7754 NET UPS 70                                                       03/21/97  ***********  ***********
    7755 NET UPS 70                                                       03/21/97  ***********  ***********
    7756 NET UPS 70                                                       03/21/97  ***********  ***********
    7757 NET UPS 70                                                       03/21/97  ***********  ***********
    7758 NET UPS 70                                                       03/21/97  ***********  ***********
    7759 NET UPS 70                                                       03/21/97  ***********  ***********
    7760 NET UPS 70                                                       03/21/97  ***********  ***********
    7761 NET UPS 70                                                       03/21/97  ***********  ***********
    7762 NET UPS 70                                                       03/21/97  ***********  ***********
    7763 NET UPS 70                                                       03/21/97  ***********  ***********
    6915 SUN MEMORY 64M                                                   07/23/96  ***********  *********** (7) 32MB SIMMS
    7113 SUN MEMORY 64M                                                   07/23/96  ***********  *********** (7) 32MB SIMMS
    7114 SUN MEMORY 64M                                                   07/23/96  ***********  *********** (7) 32MB SIMMS
    5727 SUN SPARC 20                    2727                             01/05/95  ***********  ***********
    6177 SUN SPARC 5                     2594                             09/15/95  ***********  ***********
    6178 SUN SPARC 5                     2595                             09/15/95  ***********  ***********
    6179 SUN SPARC 5                     2596                             09/15/95  ***********  ***********
    6180 SUN SPARC 5                     2597                             09/15/95  ***********  ***********
    6181 SUN SPARC 5                     2153                             09/15/95  ***********  ***********
    6182 SUN SPARC 5                     2593                             09/15/95  ***********  ***********
    6183 SUN SPARC 5                     2154                             09/15/95  ***********  ***********

                                     3 of 5

TRANSFER LIST OF EQUIPMENT


                                                                            IN                        NET
    SYS                                  ASSET                     MFG    SERVICE      ACQUIRED      BOOK
    NUM           DESCRIPTION             TAG   CER    P.O.         SN     DATE         VALUE        VALUE         Comments
---------------------------------------------------------------------------------------------------------------------------------
    6184 SUN SPARC 5                     2592                             09/15/95  ***********  ***********
    6185 SUN SPARC 5                     2792                             09/15/95  ***********  ***********
    6186 SUN SPARC 5                     2791                             09/15/95  ***********  ***********
    6187 SUN SPARC 5                     6405                             09/15/95  ***********  ***********
    6188 SUN SPARC 5                     2719                             09/15/95  ***********  ***********
    6189 SUN SPARC 5                     2801                             09/15/95  ***********  ***********
    6226 SUN SPARC 5                                                      11/09/95  ***********  *********** (14) ss5, parallel
                                                                                                                  translations
    6303 SUN SPARC 5                                                      12/15/95  ***********  ***********
    6304 SUN SPARC 5                                                      12/15/95  ***********  ***********
    6305 SUN SPARC 5                                                      12/15/95  ***********  ***********
    6306 SUN SPARC 5                                                      12/15/95  ***********  ***********
    6307 SUN SPARC 5                                                      12/15/95  ***********  ***********
    7232 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7244 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7246 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7247 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7248 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7249 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7250 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7251 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7252 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7253 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7254 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7255 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7256 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7257 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7258 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7313 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7314 SUN SPARC 5                                                      04/22/96  ***********  ***********
    7568 SUN SPARC 5                                                      12/31/96  ***********  ***********
    7569 SUN SPARC 5                                                      12/31/96  ***********  ***********
    7570 SUN SPARC 5                                                      12/31/96  ***********  ***********
    7571 SUN SPARC 5                                                      12/31/96  ***********  ***********

                                     4 of 5

TRANSFER LIST OF EQUIPMENT


                                                                            IN                        NET
    SYS                                  ASSET                     MFG    SERVICE      ACQUIRED      BOOK
    NUM           DESCRIPTION             TAG   CER    P.O.         SN     DATE         VALUE        VALUE         Comments
---------------------------------------------------------------------------------------------------------------------------------
    7572 SUN SPARC 5                                                      12/31/96  ***********  ***********
    6641 SUN SPARC 5/ULTRA 2-2170                                         07/23/96  ***********  *********** (3) ss5, ultra2
                                                                                                                 mod 2170
    5956 SUN SPARK 20                                                     04/24/95  ***********  ***********
    5729 SUN SPARK SS1000E                                                01/05/95  ***********  ***********
    7632 SUN SPARK SS1000E                                                01/21/97  ***********  ***********
    7526 SUN ULTRA 140                                                    12/07/96  ***********  *********** ultra 140 server
    7527 SUN ULTRA 140                                                    12/07/96  ***********  *********** ultra 140 server
    7528 SUN ULTRA 140                                                    12/07/96  ***********  *********** ultra 140 server
    7331 SUN ULTRA 170                                                    04/22/96  ***********  *********** (3) ultra170
    7958 SUN ULTRA 2-2300                                                 06/11/97  ***********  *********** ultra2 server
    7674 TAX ORACLE SW                                                    02/19/97  ***********  ***********
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    **************
                                                                       ----------------------------------------------------------
                                                                       Total Equipment Transfer  ***********
                                                                       ----------------------------------------------------------

                                     5 of 5

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
  2              ************  10' TDIC EI STUB CABLE             2.5.98    2  ********* ***********  ***********    Comp-FSAN is
-----------------                                                                                                    FSAM compliance
  2              ************  10' TDIC EI STUB CABLE            1.16.98    2  ********* ***********  ***********    engineering
-----------------
 13              ************  10' TDIC EI STUB CABLE            1.22.98   13  ********* ***********  ***********
-----------------
 34              ************  10' TDIC EI STUB CABLE             2.4.98   34  ********* ***********  ***********
-----------------
 21              ************  10' TDIC EI STUB CABLE             2.5.98   21  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 72       0                                                                72
-----------------

-----------------
 63              ************  10' TDIC POWER STUB CABLE         1.27.98   63  ********* ***********  ***********
-----------------
  2              ************  10' TDIC POWER STUB CABLE         1.29.98    2  ********* ***********  ***********
-----------------
 63              ************  10' TDIC POWER STUB CABLE         1.30.98   63  ********* ***********  ***********
-----------------
  2              ************  10' TDIC POWER STUB CABLE         1.22.98    2  ********* ***********  ***********
-----------------
 13              ************  10' TDIC POWER STUB CABLE         1.26.98   13  ********* ***********  ***********
-----------------
 64              ************  10' TDIC POWER STUB CABLE         1.29.98   64  ********* ***********  ***********
-----------------
  2              ************  10' TDIC POWER STUB CABLE         1.30.98    2  ********* ***********  ***********
-----------------
  2              ************  10' TDIC POWER STUB CABLE         1.16.98    2  ********* ***********  ***********
-----------------
 22              ************  10' TDIC POWER STUB CABLE         1.21.98   22  ********* ***********  ***********
-----------------
 26              ************  10' TDIC POWER STUB CABLE         1.22.98   26  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 259      0                                                               259
-----------------

-----------------
                 ************  10BASE T UNSHIELDED CABLE          1.9.98    8  ********* ***********  ***********
-----------------
                 ************  10BASE T UNSHIELDED CABLE         2.27.98    1  ********* ***********  ***********
-----------------
                 ************  10BASE T UNSHIELDED CABLE          2.4.98    1  ********* ***********  ***********
-----------------
                 ************  10BASE T UNSHIELDED CABLE         3.12.98    2  ********* ***********  ***********
-----------------
                 ************  10BASE T UNSHIELDED CABLE          3.2.98    2  ********* ***********  ***********
-----------------
                 ************  10BASE T UNSHIELDED CABLE          3.4.98    8  ********* ***********  ***********
-----------------
                 ************  10BASE T UNSHIELDED CABLE         12.16.97   1  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                23
-----------------

-----------------
 16              ************  12" COAX JUMPER CABLE             10.31.97  79  ********* ***********  ***********
-----------------

-----------------
 20              ************  2' TDIC POWER STUB CABLE          12.12.97  20  ********* ***********  ***********
-----------------

-----------------
  2              ************  30' TDIC EI STUB CABLE            1.20.98    2  ********* ***********  ***********
-----------------
 22              ************  30' TDIC EI STUB CABLE            1.23.98   22  ********* ***********  ***********
-----------------
 40              ************  30' TDIC EI STUB CABLE             2.4.98   40  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 64       0                                                                64
-----------------

-----------------
  2              ************  40' TDIC EI STUB CABLE            1.16.98    2  ********* ***********  ***********
-----------------
 13              ************  40' TDIC EI STUB CABLE            1.23.98   13  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 15       0                                                                15
-----------------

-----------------
  6              ************  AIR FLOW CARD-FULL HEIGHT         1.30.97    6  ********* ***********  ***********
-----------------
  6              ************  AIR FLOW CARD-FULL HEIGHT         10.21.97  20  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-FULL HEIGHT         3.26.97   16  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-FULL HEIGHT         4.11.96    6  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-FULL HEIGHT          5.6.96    6  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-FULL HEIGHT         7.14.97    7  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-FULL HEIGHT          8.5.96    2  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 12       0                                                                63
-----------------

-----------------
 19              ************  AIR FLOW CARD-HALF HEIGHT         1.30.97   19  ********* ***********  ***********
-----------------
  5              ************  AIR FLOW CARD-HALF HEIGHT         10.21.97  20  ********* ***********  ***********
-----------------

                                     1 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
                 ************  AIR FLOW CARD-HALF HEIGHT         3.21.97   32  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-HALF HEIGHT         3.26.97    6  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-HALF HEIGHT         4.11.96   18  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-HALF HEIGHT          5.6.96   18  ********* ***********  ***********
-----------------
                 ************  AIR FLOW CARD-HALF HEIGHT         7.14.97   19  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 24       0                                                               132
-----------------

-----------------
                 ************  AIR FLOW-FULL HEIGHT FACEPLATE     2.7.96    5  ********* ***********  ***********
-----------------

-----------------
                 ************  AIR FLOW-HALF HEIGHT FACEPLATE     2.7.96    5  ********* ***********  ***********
-----------------

-----------------
                 ************  ANI 1B                            12.3.96    1  ********* ***********  ***********
-----------------

-----------------
                 ************  ANI 3U1B                          4.16.97    1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          4.12.96    2  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          5.29.96    2  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          9.24.96    3  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          8.12.96    1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          1.21.98    1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          1.23.97    2  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                           1.8.97    4  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          11.13.96   6  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          11.20.96   5  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          11.5.96    1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          12.19.96  10  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          7.29.97    1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          11.12.96   5  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          11.12.96   1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                           3.6.97    5  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          9.22.97    1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          1.28.97    1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          10.31.97   6  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          11.24.97   1  ********* ***********  ***********
-----------------
                 ************  ANI 3U1B                          12.22.97   4  ********* ***********  ***********
-----------------
 22              ************  ANI 3U1B                          12.5.97   22  ********* ***********  ***********
-----------------
  1              ************  ANI 3U1B                          9.12.97    1  ********* ***********  ***********
-----------------
  1              ************  ANI 3U1B                          9.23.97    1  ********* ***********  ***********
-----------------
  2              ************  ANI 3U1B                          9.30.97    2  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 26       0                                                                89
-----------------

-----------------
  0       2      ************  ANI 3U1B STM1                      2.6.98    2  ********* ***********  ***********
-----------------

-----------------
                 ************  ANI 3UIB STM4                      8.8.97    8  ********* ***********  ***********
-----------------
                 ************  ANI 3UIB STM4                      1.2.98    2  ********* ***********  ***********
-----------------
                 ************  ANI 3UIB STM4                     10.24.97  20  ********* ***********  ***********
-----------------
                 ************  ANI 3UIB STM4                     12.10.97   1  ********* ***********  ***********
-----------------
                 ************  ANI 3UIB STM4                     9.18.97    9  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                40
-----------------

-----------------
                 ************  ANI 4U                             4.9.97    1  ********* ***********  ***********
-----------------
                 ************  ANI 4U                             8.7.97    1  ********* ***********  ***********
-----------------
                 ************  ANI 4U                            12.15.97   1  ********* ***********  ***********


                                     2 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                 3
-----------------

-----------------
                 ************  BALUN                              1.9.98    8  ********* ***********  ***********
-----------------
                 ************  BALUN                             2.27.98    1  ********* ***********  ***********
-----------------
                 ************  BALUN                              2.4.98    1  ********* ***********  ***********
-----------------
                 ************  BALUN                             3.12.98    2  ********* ***********  ***********
-----------------
                 ************  BALUN                              3.2.98    2  ********* ***********  ***********
-----------------
                 ************  BALUN                              3.4.98    8  ********* ***********  ***********
-----------------
                 ************  BALUN                             1.27.98    4  ********* ***********  ***********
-----------------
                 ************  BALUN                             12.1.97    2  ********* ***********  ***********
-----------------
                 ************  BALUN                             5.23.97    7  ********* ***********  ***********
-----------------
                 ************  BALUN                             9.19.97    1  ********* ***********  ***********
-----------------
                 ************  BALUN                              9.8.97    2  ********* ***********  ***********
-----------------
                 ************  BALUN                             10.3.97    1  ********* ***********  ***********
-----------------
                 ************  BALUN                             10.3.97    2  ********* ***********  ***********
-----------------
                 ************  BALUN                             12.1.97   341 ********* ***********  ***********
-----------------
                 ************  BALUN                             9.26.97    4  ********* ***********  ***********
-----------------
                 ************  BALUN                             11.14.97  24  ********* ***********  ***********
-----------------
                 ************  BALUN                             11.26.97   5  ********* ***********  ***********
-----------------
                 ************  BALUN                             12.1.97    4  ********* ***********  ***********
-----------------
                 ************  BALUN                             8.25.97   10  ********* ***********  ***********
-----------------
                 ************  BALUN                             9.15.97    3  ********* ***********  ***********
-----------------
                 ************  BALUN                             9.23.97    1  ********* ***********  ***********
-----------------
                 ************  BALUN                             12.16.97   1  ********* ***********  ***********
-----------------
                 ************  BALUN                             7.21.97    5  ********* ***********  ***********
-----------------
                 ************  BALUN                             7.25.97    1  ********* ***********  ***********
-----------------
                 ************  BALUN                              8.4.97    1  ********* ***********  ***********
-----------------
                 ************  BALUN                             9.16.97    1  ********* ***********  ***********
-----------------
                 ************  BALUN                              9.8.97    3  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                               445
-----------------

-----------------
  5              ************  BALUN, EXTENDED RANGE             2.11.98    5  ********* ***********  ***********
-----------------
 10              ************  BALUN, EXTENDED RANGE             3.19.98   10  ********* ***********  ***********
-----------------
  1              ************  BALUN, EXTENDED RANGE             10.24.97   3  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 16       0                                                                18
-----------------

-----------------
                 ************  COOLING UNIT                      1.30.97    1  ********* ***********  ***********
-----------------
                 ************  COOLING UNIT                       2.5.97    1  ********* ***********  ***********
-----------------
  1              ************  COOLING UNIT                      5.29.96    2  ********* ***********  ***********
-----------------
                 ************  COOLING UNIT                      8.30.96    4  ********* ***********  ***********
-----------------
  2              ************  COOLING UNIT                      11.15.96   2  ********* ***********  ***********
-----------------
  1              ************  COOLING UNIT                       8.5.96    1  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
  4       0                                                                11
-----------------

-----------------
  4              ************  COOLING UNIT MAINTENANCE FILTER   11.19.97   4  ********* ***********  ***********
-----------------
                 ************  COOLING UNIT MAINTENANCE FILTER   3.19.97   10  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
  4       0                                                                14
-----------------

-----------------
                 ************  DBP CARD                          1.30.97    1  ********* ***********  ***********
-----------------
                 ************  DBP CARD                          4.12.96    1  ********* ***********  ***********
-----------------
                 ************  DBP CARD                           5.6.96    1  ********* ***********  ***********
-----------------
                 ************  DBP CARD                          9.27.96    2  ********* ***********  ***********

                                     3 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
-----------------
                 ************  DBP CARD                          8.12.96    1  ********* ***********  ***********
-----------------
                 ************  DBP CARD                          9.17.96    1  ********* ***********  ***********
-----------------
  1              ************  DBP CARD                           6.3.97    1  ********* ***********  ***********
-----------------
  1              ************  DBP CARD                          9.22.97    1  ********* ***********  ***********
-----------------
  1              ************  DBP CARD                          3.20.97    1  ********* ***********  ***********
-----------------
  4              ************  DBP CARD                           3.4.97    4  ********* ***********  ***********
-----------------
  1              ************  DBP CARD                          12.5.97    1  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
  8       0                                                                15
-----------------

-----------------
  4              ************  FLX CELL TEST CARD                10.9.96   20  ********* ***********  ***********
-----------------
                 ************  FLX CELL TEST CARD                10.9.96    5  ********* ***********  ***********
-----------------
                 ************  FLX CELL TEST CARD                11.4.96    1  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
  4       0                                                                26
-----------------

-----------------
                 ************  FLX NODE 16                       1.30.97    1  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       4.11.96    2  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       4.16.96    2  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       4.25.96    1  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                        8.5.96   27  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       9.19.96   16  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       11.4.96    2  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       8.12.96    1  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                        8.5.96   23  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       9.24.96    1  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       2.19.97    1  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       12.3.96   10  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       12.3.96   10  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       10.14.97  10  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       11.14.96  27  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       11.25.96  13  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       7.14.97    1  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       12.6.96   14  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                        1.8.97    8  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       11.14.96   9  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                        2.6.97    1  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                        2.6.97    6  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       10.9.97    4  ********* ***********  ***********
-----------------
                 ************  FLX NODE 16                       9.22.97    1  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                               191
-----------------

-----------------
  1              ************  FLX NODE 16 TEST FIXTURE          10.7.97    1  ********* ***********  ***********
-----------------
  2              ************  FLX NODE 16 TEST FIXTURE          10.3.96    2  ********* ***********  ***********
-----------------
  7              ************  FLX NODE 16 TEST FIXTURE          10.7.96    7  ********* ***********  ***********
-----------------
  3              ************  FLX NODE 16 TEST FIXTURE          1.13.97    3  ********* ***********  ***********
-----------------
  4              ************  FLX NODE 16 TEST FIXTURE          11.4.96    4  ********* ***********  ***********
-----------------
  1              ************  FLX NODE 16 TEST FIXTURE          2.13.97    1  ********* ***********  ***********
-----------------
  1              ************  FLX NODE 16 TEST FIXTURE           3.5.97    1  ********* ***********  ***********
-----------------
  8              ************  FLX NODE 16 TEST FIXTURE          1.14.98    8  ********* ***********  ***********
-----------------
  7              ************  FLX NODE 16 TEST FIXTURE          1.15.98    7  ********* ***********  ***********
-----------------
  9              ************  FLX NODE 16 TEST FIXTURE          1.16.98    9  ********* ***********  ***********
-----------------
 10              ************  FLX NODE 16 TEST FIXTURE           1.9.98   10  ********* ***********  ***********
-----------------
  2              ************  FLX NODE 16 TEST FIXTURE          10.7.97    2  ********* ***********  ***********
-----------------

                                     4 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
  1              ************  FLX NODE 16 TEST FIXTURE          9.22.97    1  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 56       0                                                                56
-----------------

-----------------
  2              ************  FLX NODE 32                       1.15.98    2  ********* ***********  ***********
-----------------
  2              ************  FLX NODE 32                        1.8.97    2  ********* ***********  ***********
-----------------
  2              ************  FLX NODE 32                        1.8.97    2  ********* ***********  ***********
-----------------
  2              ************  FLX NODE 32                       12.11.96   2  ********* ***********  ***********
-----------------
  2              ************  FLX NODE 32                       12.11.96   2  ********* ***********  ***********
-----------------
 38       6      ************  FLX NODE 32                       1.17.97   90  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                       1.24.97   24  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                       10.14.97  20  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                       11.15.96   6  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                       7.24.97   80  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                       10.28.96   8  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                       12.3.96    6  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                        2.7.97   20  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                       1.24.97   12  ********* ***********  ***********
-----------------
                 ************  FLX NODE 32                       7.21.97    5  ********* ***********  ***********
-----------------------------------------------------------------------------------------------------------------
 48       6                                                               281
-----------------

-----------------
  1              ************  FLX NODE 32 TEST FIXTURE          3.19.97    1  *********** *********  ***********
-----------------
 11              ************  FLX NODE 32 TEST FIXTURE          3.19.97   19  *********** *********  ***********
-----------------
                 ************  FLX NODE 32 TEST FIXTURE          4.22.97    4  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 12       0                                                                24
-----------------

-----------------
                 ************  FLX SHELF                         4.11.97    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF                         10.2.96    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF                         4.16.97    2  *********** *********  ***********
-----------------
                 ************  FLX SHELF                         4.11.96    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF                          5.6.96    1  *********** *********  ***********
-----------------
  3              ************  FLX SHELF                         10.8.96    3  *********** *********  ***********
-----------------
  1              ************  FLX SHELF                         7.14.97    1  *********** *********  ***********
-----------------
  5              ************  FLX SHELF                         9.17.96    5  *********** *********  ***********
-----------------
                 ************  FLX SHELF                         9.24.96    5  *********** *********  ***********
-----------------
                 ************  FLX SHELF                         10.8.96    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF                         11.12.96   4  *********** *********  ***********
-----------------
  3              ************  FLX SHELF                          4.4.97    3  *********** *********  ***********
-----------------
  1              ************  FLX SHELF                         8.12.96    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF                          8.5.96    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF                         10.9.97    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF                         9.22.97    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF                         3.24.98    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF                         11.19.96   2  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 18       0                                                                35
-----------------

-----------------
  1              ************  FLX SHELF ALARM CABLE             1.30.97    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF ALARM CABLE             3.17.97    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF ALARM CABLE             4.11.96    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF ALARM CABLE              5.6.96    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF ALARM CABLE             7.14.97    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF ALARM CABLE             9.17.96   14  *********** *********  ***********
-----------------
                 ************  FLX SHELF ALARM CABLE             2.13.97    1  *********** *********  ***********
-----------------

                                     5 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
                 ************  FLX SHELF ALARM CABLE             10.9.97    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF ALARM CABLE             9.16.97    2  *********** *********  ***********
-----------------
                 ************  FLX SHELF ALARM CABLE             9.22.97    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF ALARM CABLE             2.14.97    2  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  6       0                                                                26
-----------------

-----------------
  1              ************  FLX SHELF POWER CABLE             1.30.97    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF POWER CABLE              3.6.97    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF POWER CABLE             4.30.96    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF POWER CABLE              5.6.96    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF POWER CABLE             7.14.97    1  *********** *********  ***********
-----------------
 14              ************  FLX SHELF POWER CABLE             9.17.96   14  *********** *********  ***********
-----------------
  1              ************  FLX SHELF POWER CABLE             10.8.96    1  *********** *********  ***********
-----------------
  4              ************  FLX SHELF POWER CABLE             11.19.96   4  *********** *********  ***********
-----------------
                 ************  FLX SHELF POWER CABLE             2.13.97    1  *********** *********  ***********
-----------------
  1              ************  FLX SHELF POWER CABLE             10.9.97    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF POWER CABLE             11.24.97  12  *********** *********  ***********
-----------------
                 ************  FLX SHELF POWER CABLE             8.27.97    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF POWER CABLE             9.16.97    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF POWER CABLE             9.22.97    1  *********** *********  ***********
-----------------
                 ************  FLX SHELF POWER CABLE             2.14.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 25       0                                                                42
-----------------

-----------------
                 ************  FUSE & ALARM PANEL                1.30.97    1  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                4.22.97    1  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                4.11.96    1  *********** *********  ***********
-----------------
  1              ************  FUSE & ALARM PANEL                 5.6.96    1  *********** *********  ***********
-----------------
  1              ************  FUSE & ALARM PANEL                7.14.97    1  *********** *********  ***********
-----------------
  4              ************  FUSE & ALARM PANEL                8.30.96    4  *********** *********  ***********
-----------------
  6              ************  FUSE & ALARM PANEL                9.17.96    6  *********** *********  ***********
-----------------
  4              ************  FUSE & ALARM PANEL                11.14.96   4  *********** *********  ***********
-----------------
  1              ************  FUSE & ALARM PANEL                 8.5.96    1  *********** *********  ***********
-----------------
  1              ************  FUSE & ALARM PANEL                 1.2.98    1  *********** *********  ***********
-----------------
  1              ************  FUSE & ALARM PANEL                10.9.97    1  *********** *********  ***********
-----------------
  7              ************  FUSE & ALARM PANEL                11.24.97   8  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                12.17.97   1  *********** *********  ***********
-----------------
  2              ************  FUSE & ALARM PANEL                12.31.97   2  *********** *********  ***********
-----------------
  2              ************  FUSE & ALARM PANEL                4.22.97    2  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                5.23.97    6  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                 6.5.97    1  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                7.18.97    1  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                8.27.97    2  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                9.22.97    1  *********** *********  ***********
-----------------
                 ************  FUSE & ALARM PANEL                4.22.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 30       0                                                                47
-----------------

-----------------
 11              ************  IFLX NODE 16                       1.8.98   11  *********** *********  ***********
-----------------
 28              ************  IFLX NODE 16                      12.16.97  28  *********** *********  ***********
-----------------
 25              ************  IFLX NODE 16                      12.3.97   25  *********** *********  ***********
-----------------
 10              ************  IFLX NODE 16                      1.15.98   10  *********** *********  ***********
-----------------
 44              ************  IFLX NODE 16                      1.20.98   44  *********** *********  ***********
-----------------
 10              ************  IFLX NODE 16                      1.21.98   10  *********** *********  ***********

                                     6 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
-----------------
  8       7      ************  IFLX NODE 16                       1.8.98   15  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 136      7                                                               143
-----------------

-----------------
  2              ************  IFLX PWR/ALARM STUB CABLE         1.15.98    2  *********** *********  ***********
-----------------
  3              ************  IFLX PWR/ALARM STUB CABLE         1.15.98    3  *********** *********  ***********
-----------------
  1              ************  IFLX PWR/ALARM STUB CABLE         1.20.98    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  6       0                                                                 6
-----------------

-----------------
          3      ************  IFLX SHELF                        1.26.98    3  *********** *********  ***********
-----------------

-----------------
                 ************  INTEL PC--SDV ADAPTER CARD        5.23.97    7  *********** *********  ***********
-----------------
                 ************  INTEL PC--SDV ADAPTER CARD        9.26.97    4  *********** *********  ***********
-----------------
                 ************  INTEL PC--SDV ADAPTER CARD        9.26.97    2  *********** *********  ***********
-----------------
                 ************  INTEL PC--SDV ADAPTER CARD        3.28.97    3  *********** *********  ***********
-----------------
                 ************  INTEL PC--SDV ADAPTER CARD        7.21.97    3  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                19
-----------------

-----------------
                 ************  LANFLX CARD                       2.11.98    1  *********** *********  ***********
-----------------
                 ************  LANFLX CARD                       2.17.98    1  *********** *********  ***********
-----------------
                 ************  LANFLX CARD                       2.19.98    1  *********** *********  ***********
-----------------
                 ************  LANFLX CARD                        2.9.98    1  *********** *********  ***********
-----------------
                 ************  LANFLX CARD                       10.20.97   4  *********** *********  ***********
-----------------
                 ************  LANFLX CARD                       10.22.97   1  *********** *********  ***********
-----------------
                 ************  LANFLX CARD                       10.3.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                10
-----------------

-----------------
  1              ************  NETFLX CARD                       10.3.97    1  *********** *********  ***********
-----------------
  1              ************  NETFLX CARD                       1.16.98    1  *********** *********  ***********
-----------------
  2              ************  NETFLX CARD                       10.3.97    2  *********** *********  ***********
-----------------
  4              ************  NETFLX CARD                       12.1.97    4  *********** *********  ***********
-----------------
  7              ************  NETFLX CARD                       12.19.97   7  *********** *********  ***********
-----------------
  2              ************  NETFLX CARD                       12.2.97    2  *********** *********  ***********
-----------------
  2              ************  NETFLX CARD                       12.23.97   2  *********** *********  ***********
-----------------
 12              ************  NETFLX CARD                       2.11.98   12  *********** *********  ***********
-----------------
 50              ************  NETFLX CARD                       10.27.97  50  *********** *********  ***********
-----------------
 19              ************  NETFLX CARD                       10.28.97  19  *********** *********  ***********
-----------------
  5              ************  NETFLX CARD                       11.1.97    5  *********** *********  ***********
-----------------
  7              ************  NETFLX CARD                       11.13.97   7  *********** *********  ***********
-----------------
  1              ************  NETFLX CARD                       9.16.97    1  *********** *********  ***********
-----------------
 23              ************  NETFLX CARD                       12.11.97  23  *********** *********  ***********
-----------------
 59              ************  NETFLX CARD                       12.11.97  63  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.15.97  20  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.17.97  40  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.19.97   1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.23.97   2  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       1.22.98    2  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                        1.8.98    4  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.17.97  12  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       2.11.98   27  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       2.24.98   53  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       2.25.98    2  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       11.10.97  17  *********** *********  ***********
-----------------

                                     7 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
                 ************  NETFLX CARD                       11.11.97  55  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       11.12.97  22  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       11.13.97  25  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                        1.2.98    1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.23.97   3  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       10.23.97   1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 195      0                                                               486
-----------------

-----------------
                 ************  NETFLX CARD                        1.2.98    1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.17.97   4  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.19.97   1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.23.97   2  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                        2.4.98    1  *********** *********  ***********
-----------------
          1      ************  NETFLX CARD                       3.12.98    2  *********** *********  ***********
-----------------
          1      ************  NETFLX CARD                       12.17.97   1  *********** *********  ***********
-----------------
          1      ************  NETFLX CARD                       12.17.97   1  *********** *********  ***********
-----------------
          3      ************  NETFLX CARD                       5.27.97    3  *********** *********  ***********
-----------------
          1      ************  NETFLX CARD                       8.13.97    1  *********** *********  ***********
-----------------
          1      ************  NETFLX CARD                       9.19.97    1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       7.23.97   10  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       12.16.97   1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       7.25.97    1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                        8.4.97    1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       2.27.98    1  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                        3.2.98    2  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                        3.4.98    8  *********** *********  ***********
-----------------
                 ************  NETFLX CARD                       1.12.98    4  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       8                                                                46
-----------------

-----------------
                 ************  NIM-ER                            7.24.97    1  *********** *********  ***********
-----------------
                 ************  NIM-ER                            7.30.97    1  *********** *********  ***********
-----------------
                 ************  NIM-ER                            8.12.97    1  *********** *********  ***********
-----------------
                 ************  NIM-ER                            8.14.97    4  *********** *********  ***********
-----------------
                 ************  NIM-ER                             8.7.97    2  *********** *********  ***********
-----------------
                 ************  NIM-ER                            1.27.98    1  *********** *********  ***********
-----------------
                 ************  NIM-ER                            1.30.98    2  *********** *********  ***********
-----------------
                 ************  NIM-ER                            11.13.97   1  *********** *********  ***********
-----------------
                 ************  NIM-ER                            11.18.97   2  *********** *********  ***********
-----------------
                 ************  NIM-ER                            11.19.97   1  *********** *********  ***********
-----------------
                 ************  NIM-ER                             2.3.98    2  *********** *********  ***********
-----------------
                 ************  NIM-ER                            2.20.98    1  *********** *********  ***********
-----------------
                 ************  NIM-ER                             3.3.98    1  *********** *********  ***********
-----------------
                 ************  NIM-ER                             3.5.98    1  *********** *********  ***********
-----------------
                 ************  NIM-ER                             3.6.98    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                22
-----------------

-----------------
                 ************  NITWIT CARD                        1.9.98    4  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       10.1.97    1  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       10.3.97    3  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       12.10.97   1  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       12.12.97   1  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       12.30.97   2  *********** *********  ***********
-----------------

                                     8 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
                 ************  NITWIT CARD                       12.5.97    2  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       2.20.98    8  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       2.25.98    1  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       2.25.98    4  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       3.18.98    1  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                        3.3.98    1  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       9.25.97    1  *********** *********  ***********
-----------------
                 ************  NITWIT CARD                       3.18.98    5  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                35
-----------------

-----------------
                 ************  NPM MODULE                        11.19.97   2  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        10.10.97   2  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        10.2.97    1  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        10.30.97   1  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        11.17.97   2  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        11.3.97    1  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        11.5.97    3  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        9.30.97    1  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        12.10.97   1  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        12.11.97   1  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        12.15.97   4  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        12.17.97   2  *********** *********  ***********
-----------------
                 ************  NPM MODULE                        12.22.97   6  *********** *********  ***********
-----------------
                 ************  NPM MODULE                         2.3.98   40  *********** *********  ***********
-----------------
                 ************  NPM MODULE                         2.5.98   10  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                77
-----------------

-----------------
                 ************  NPS SHELF                         11.20.97   2  *********** *********  ***********
-----------------
                 ************  NPS SHELF                         12.5.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                 3
-----------------

-----------------
                 ************  OCC 16                            3.26.97    1  *********** *********  ***********
-----------------
                 ************  OCC 16                            4.30.97    1  *********** *********  ***********
-----------------
                 ************  OCC 16                            1.21.97    2  *********** *********  ***********
-----------------
                 ************  OCC 16                            7.14.97    1  *********** *********  ***********
-----------------
                 ************  OCC 16                            11.13.96   1  *********** *********  ***********
-----------------
                 ************  OCC 16                            9.22.97    1  *********** *********  ***********
-----------------
                 ************  OCC 16                            9.12.97    1  *********** *********  ***********
-----------------
                 ************  OCC 16                            9.12.97    2  *********** *********  ***********
-----------------
                 ************  OCC 16                            9.17.97    1  *********** *********  ***********
-----------------
                 ************  OCC 16                            6.20.97    1  *********** *********  ***********
-----------------
                 ************  OCC 16                            10.21.97   2  *********** *********  ***********
-----------------
                 ************  OCC 16                            9.26.97    2  *********** *********  ***********
-----------------
                 ************  OCC 16                            12.4.97    6  *********** *********  ***********
-----------------
                 ************  OCC 16                            11.24.97   2  *********** *********  ***********
-----------------
                 ************  OCC 16                            12.5.97    2  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                26
-----------------

-----------------
 19              ************  OCC 16 OCTAL TU-12                1.26.98   19  *********** *********  ***********
-----------------
 12              ************  OCC 16 OCTAL TU-12                1.27.98   12  *********** *********  ***********
-----------------
  5              ************  OCC 16 OCTAL TU-12                1.30.98    5  *********** *********  ***********
-----------------
  4              ************  OCC 16 OCTAL TU-12                2.13.98    4  *********** *********  ***********
-----------------

                                     9 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
  1              ************  OCC 16 OCTAL TU-12                2.16.98    1  *********** *********  ***********
-----------------
 23              ************  OCC 16 OCTAL TU-12                 2.2.98   23  *********** *********  ***********
-----------------
  5              ************  OCC 16 OCTAL TU-12                 2.3.98    5  *********** *********  ***********
-----------------
  8              ************  OCC 16 OCTAL TU-12                 2.4.98    8  *********** *********  ***********
-----------------
 10              ************  OCC 16 OCTAL TU-12                 2.5.98   10  *********** *********  ***********
-----------------
  5              ************  OCC 16 OCTAL TU-12                 2.9.98    5  *********** *********  ***********
-----------------
  7              ************  OCC 16 OCTAL TU-12                1.26.98    7  *********** *********  ***********
-----------------
  2              ************  OCC 16 OCTAL TU-12                2.25.98    2  *********** *********  ***********
-----------------
 32              ************  OCC 16 OCTAL TU-12                 2.3.98   32  *********** *********  ***********
-----------------
  8              ************  OCC 16 OCTAL TU-12                 2.5.98    8  *********** *********  ***********
-----------------
 10              ************  OCC 16 OCTAL TU-12                 2.6.98   10  *********** *********  ***********
-----------------
  6              ************  OCC 16 OCTAL TU-12                 2.9.98    6  *********** *********  ***********
-----------------
 13              ************  OCC 16 OCTAL TU-12                1.14.98   13  *********** *********  ***********
-----------------
 29              ************  OCC 16 OCTAL TU-12                1.15.98   29  *********** *********  ***********
-----------------
  8              ************  OCC 16 OCTAL TU-12                1.16.98    8  *********** *********  ***********
-----------------
  2              ************  OCC 16 OCTAL TU-12                7.18.97    2  *********** *********  ***********
-----------------
  2              ************  OCC 16 OCTAL TU-12                 7.9.97    2  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 211      0                                                               211
-----------------

-----------------
                 ************  OCC 32                             6.2.97    2  *********** *********  ***********
-----------------
                 ************  OCC 32                            10.2.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                 3
-----------------

-----------------
  2              ************  OCC 32 OCTAL TU-12                1.27.98    2  *********** *********  ***********
-----------------
  4              ************  OCC 32 OCTAL TU-12                1.30.98    4  *********** *********  ***********
-----------------
 10              ************  OCC 32 OCTAL TU-12                 2.4.98   10  *********** *********  ***********
-----------------
  5              ************  OCC 32 OCTAL TU-12                 2.5.98    5  *********** *********  ***********
-----------------
  1              ************  OCC 32 OCTAL TU-12                 2.6.98    1  *********** *********  ***********
-----------------
  4              ************  OCC 32 OCTAL TU-12                1.21.98    4  *********** *********  ***********
-----------------
 10              ************  OCC 32 OCTAL TU-12                1.26.98   10  *********** *********  ***********
-----------------
  2              ************  OCC 32 OCTAL TU-12                3.10.98    2  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 38       0                                                                38
-----------------

-----------------
                 ************  OCC ATM BYPASS                    4.19.96    2  *********** *********  ***********
-----------------
                 ************  OCC ATM BYPASS                     5.7.96    2  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                 4
-----------------

-----------------
                 ************  OCC POWER CABLE (LAB ONLY)        1.30.97    1  *********** *********  ***********
-----------------

-----------------
                 ************  OCC POWER STUB CABLE              2.18.98    2  *********** *********  ***********
-----------------

-----------------
                 ************  OLU PIGTAIL                       11.19.97   2  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       3.12.98    6  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       3.17.98    3  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       3.23.98    1  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       9.22.97    1  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       1.28.97    1  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       3.12.98    1  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       11.20.97   8  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       11.26.97   7  *********** *********  ***********
-----------------
 11              ************  OLU PIGTAIL                       11.26.97  13  *********** *********  ***********
-----------------
                 ************  OLU PIGTAIL                       12.15.97   2  *********** *********  ***********
-----------------

                                     10 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
                 ************  OLU PIGTAIL                       3.17.98    4  *********** *********  ***********
-----------------
  6              ************  OLU PIGTAIL                       3.23.98    6  *********** *********  ***********
-----------------
  2              ************  OLU PIGTAIL                        3.5.98    2  *********** *********  ***********
-----------------
  2              ************  OLU PIGTAIL                       8.14.97    2  *********** *********  ***********
-----------------
  2              ************  OLU PIGTAIL                       9.11.97    2  *********** *********  ***********
-----------------
  1              ************  OLU PIGTAIL                       1.30.97    1  *********** *********  ***********
-----------------
  1              ************  OLU PIGTAIL                       4.16.97    1  *********** *********  ***********
-----------------
  2              ************  OLU PIGTAIL                       4.12.96    2  *********** *********  ***********
-----------------
  2              ************  OLU PIGTAIL                        5.6.96    2  *********** *********  ***********
-----------------
  8              ************  OLU PIGTAIL                       11.22.96   8  *********** *********  ***********
-----------------
 32              ************  OLU PIGTAIL                       12.4.96   32  *********** *********  ***********
-----------------
  1              ************  OLU PIGTAIL                       7.24.97    1  *********** *********  ***********
-----------------
 19       2      ************  OLU PIGTAIL                       9.27.96   31  *********** *********  ***********
-----------------
          2      ************  OLU PIGTAIL                       11.13.96   2  *********** *********  ***********
-----------------
          1      ************  OLU PIGTAIL                       11.26.96   1  *********** *********  ***********
-----------------
         24      ************  OLU PIGTAIL                       12.4.96   24  *********** *********  ***********
-----------------
          1      ************  OLU PIGTAIL                       8.12.96    1  *********** *********  ***********
-----------------
          2      ************  OLU PIGTAIL                       3.12.98    2  *********** *********  ***********
-----------------
          2      ************  OLU PIGTAIL                       11.13.96   2  *********** *********  ***********
-----------------
          2      ************  OLU PIGTAIL                        8.6.97    2  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 89      36                                                               173
-----------------

-----------------
  4              ************  PEDESTAL DIPLEXER                 5.22.97    8  *********** *********  ***********
-----------------

-----------------
                 ************  SCP CARD                          10.3.96    4  *********** *********  ***********
-----------------
                 ************  SCP CARD                          1.30.97    1  *********** *********  ***********
-----------------
                 ************  SCP CARD                           3.6.97    1  *********** *********  ***********
-----------------
                 ************  SCP CARD                          4.12.96    1  *********** *********  ***********
-----------------
                 ************  SCP CARD                           5.6.96    1  *********** *********  ***********
-----------------
  2              ************  SCP CARD                          1.14.97   21  *********** *********  ***********
-----------------
 21              ************  SCP CARD                          12.20.96  21  *********** *********  ***********
-----------------
 11              ************  SCP CARD                          12.20.96  11  *********** *********  ***********
-----------------
  2              ************  SCP CARD                           1.8.97    2  *********** *********  ***********
-----------------
  2              ************  SCP CARD                          10.8.96    2  *********** *********  ***********
-----------------
  2              ************  SCP CARD                          11.13.96   2  *********** *********  ***********
-----------------
  1              ************  SCP CARD                          8.12.96    1  *********** *********  ***********
-----------------
  1              ************  SCP CARD                          9.22.97    1  *********** *********  ***********
-----------------
  2              ************  SCP CARD                          12.20.96   2  *********** *********  ***********
-----------------
  4              ************  SCP CARD                           3.4.97    4  *********** *********  ***********
-----------------
  1              ************  SCP CARD                          6.23.97    1  *********** *********  ***********
-----------------
  3              ************  SCP CARD                          10.2.97    3  *********** *********  ***********
-----------------
  5              ************  SCP CARD                          11.4.97    5  *********** *********  ***********
-----------------
  1              ************  SCP CARD                          9.15.97    1  *********** *********  ***********
-----------------
  1              ************  SCP CARD                          12.15.97   1  *********** *********  ***********
-----------------
  3              ************  SCP CARD                          12.17.97   3  *********** *********  ***********
-----------------
  1              ************  SCP CARD                          12.2.97    1  *********** *********  ***********
-----------------
          3      ************  SCP CARD                          12.4.97   23  *********** *********  ***********
-----------------
                 ************  SCP CARD                          11.24.97   3  *********** *********  ***********
-----------------
                 ************  SCP CARD                          11.5.97    1  *********** *********  ***********
-----------------
                 ************  SCP CARD                          12.10.97   1  *********** *********  ***********
-----------------
                 ************  SCP CARD                          12.15.97   2  *********** *********  ***********
-----------------
  2              ************  SCP CARD                          12.30.97   2  *********** *********  ***********

                                     11 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 65       3                                                               122
-----------------

-----------------
                 ************  SCP-EXPANDED MEMORY CARD          7.24.97   40  *********** *********  ***********
-----------------

-----------------
                 ************  STARFLX CARD                       9.9.97    2  *********** *********  ***********
-----------------
                 ************  STARFLX CARD                       7.8.97    2  *********** *********  ***********
-----------------
                 ************  STARFLX CARD                       9.9.97    3  *********** *********  ***********
-----------------
                 ************  STARFLX CARD                      2.10.98    2  *********** *********  ***********
-----------------
                 ************  STARFLX CARD                      2.20.98    3  *********** *********  ***********
-----------------
                 ************  STARFLX CARD                      3.20.98    9  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                21
-----------------

-----------------
  2              ************  STE SHELF                         10.28.96  11  *********** *********  ***********
-----------------
                 ************  STE SHELF                         9.24.96    9  *********** *********  ***********
-----------------
                 ************  STE SHELF                         9.24.96    5  *********** *********  ***********
-----------------
                 ************  STE SHELF                         1.14.97    4  *********** *********  ***********
-----------------
                 ************  STE SHELF                         12.19.97   4  *********** *********  ***********
-----------------
                 ************  STE SHELF                         9.22.97    1  *********** *********  ***********
-----------------
                 ************  STE SHELF                         1.13.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  2       0                                                                35
-----------------

-----------------
  4              ************  STEI 1 CHANNEL                    1.15.97    4  *********** *********  ***********
-----------------
  7              ************  STEI 1 CHANNEL                    1.28.97    7  *********** *********  ***********
-----------------
  5              ************  STEI 1 CHANNEL                    10.28.96  10  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    11.26.96   1  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    11.4.96   18  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    11.7.96   38  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                     2.4.97    4  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    4.18.97    5  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    4.30.97    2  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    5.22.97    3  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    10.28.96  25  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    11.11.96  10  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    4.18.97    5  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    6.24.97    2  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                     6.4.97    3  *********** *********  ***********
-----------------
                 ************  STEI 1 CHANNEL                    9.22.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 16       0                                                               138
-----------------

-----------------
 19              ************  TDIC CARD                         1.19.98   19  *********** *********  ***********
-----------------
 11              ************  TDIC CARD                         1.21.98   11  *********** *********  ***********
-----------------
  9              ************  TDIC CARD                         1.27.98    9  *********** *********  ***********
-----------------
 21              ************  TDIC CARD                         1.28.98   21  *********** *********  ***********
-----------------
  4              ************  TDIC CARD                         1.29.98    4  *********** *********  ***********
-----------------
 34              ************  TDIC CARD                         1.30.98   34  *********** *********  ***********
-----------------
  4              ************  TDIC CARD                          2.2.98    4  *********** *********  ***********
-----------------
 16              ************  TDIC CARD                          2.5.98   16  *********** *********  ***********
-----------------
  4              ************  TDIC CARD                          2.6.98    4  *********** *********  ***********
-----------------
  3              ************  TDIC CARD                         1.22.98    3  *********** *********  ***********
-----------------
  8              ************  TDIC CARD                         1.23.98    8  *********** *********  ***********
-----------------
  4              ************  TDIC CARD                         1.27.98    4  *********** *********  ***********
-----------------
 55              ************  TDIC CARD                         1.29.98   55  *********** *********  ***********
-----------------

                                     12 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
  9              ************  TDIC CARD                         1.30.98    9  *********** *********  ***********
-----------------
 32              ************  TDIC CARD                         1.14.98   32  *********** *********  ***********
-----------------
 19              ************  TDIC CARD                         1.19.98   19  *********** *********  ***********
-----------------
  2              ************  TDIC CARD                          1.7.98    2  *********** *********  ***********
-----------------
  7              ************  TDIC CARD                         11.21.97   7  *********** *********  ***********
-----------------
  4              ************  TDIC CARD                         9.12.97    4  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 265      0                                                               265
-----------------

-----------------
  5              ************  TDIC-OCC INTERFACE CABLE          1.22.98    5  *********** *********  ***********
-----------------
 59              ************  TDIC-OCC INTERFACE CABLE          1.29.98   59  *********** *********  ***********
-----------------
 31              ************  TDIC-OCC INTERFACE CABLE          1.30.98   31  *********** *********  ***********
-----------------
 33              ************  TDIC-OCC INTERFACE CABLE           2.5.98   33  *********** *********  ***********
-----------------
 59              ************  TDIC-OCC INTERFACE CABLE          1.28.98   59  *********** *********  ***********
-----------------
  5              ************  TDIC-OCC INTERFACE CABLE          1.29.98    5  *********** *********  ***********
-----------------
 15              ************  TDIC-OCC INTERFACE CABLE          12.16.97  15  *********** *********  ***********
-----------------
  2              ************  TDIC-OCC INTERFACE CABLE           2.5.98    2  *********** *********  ***********
-----------------
 16              ************  TDIC-OCC INTERFACE CABLE          11.26.97  16  *********** *********  ***********
-----------------
 36      12      ************  TDIC-OCC INTERFACE CABLE          12.16.97  48  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 261     12                                                               273
-----------------

-----------------
 20              ************  TERMINAL/AERIAL BALUN             1.15.98   20  *********** *********  ***********
-----------------
  4              ************  TERMINAL/AERIAL BALUN             10.31.97  79  *********** *********  ***********
-----------------
                 ************  TERMINAL/AERIAL BALUN             11.10.97  25  *********** *********  ***********
-----------------
                 ************  TERMINAL/AERIAL BALUN             11.24.97  64  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 24       0                                                               188
-----------------

-----------------
  1              ************  TNIC CARD                         11.17.97   1  *********** *********  ***********
-----------------
  1              ************  TNIC CARD                         11.26.97   1  *********** *********  ***********
-----------------
  1              ************  TNIC CARD                         11.5.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  3       0                                                                 3
-----------------

-----------------
  2              ************  TSP AU4 1STM1                     2.25.98    2  *********** *********  ***********
-----------------
  5              ************  TSP AU4 1STM1                     11.2.97    5  *********** *********  ***********
-----------------
  1              ************  TSP AU4 1STM1                     12.31.97   1  *********** *********  ***********
-----------------
 32              ************  TSP AU4 1STM1                     12.5.97   32  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 40       0                                                                40
-----------------

-----------------
                 ************  TSP CARD                           2.3.97    1  *********** *********  ***********
-----------------
                 ************  TSP CARD                           5.6.96    4  *********** *********  ***********
-----------------
                 ************  TSP CARD                          9.27.96    9  *********** *********  ***********
-----------------
                 ************  TSP CARD                          12.13.96   1  *********** *********  ***********
-----------------
                 ************  TSP CARD                          10.8.96    1  *********** *********  ***********
-----------------
                 ************  TSP CARD                          8.12.96    1  *********** *********  ***********
-----------------
                 ************  TSP CARD                          1.14.97    3  *********** *********  ***********
-----------------
                 ************  TSP CARD                          10.2.96    2  *********** *********  ***********
-----------------
                 ************  TSP CARD                          4.16.97    1  *********** *********  ***********
-----------------
                 ************  TSP CARD                          7.24.97    1  *********** *********  ***********
-----------------
                 ************  TSP CARD                          4.16.97    4  *********** *********  ***********
-----------------
                 ************  TSP CARD                          9.22.97    2  *********** *********  ***********
-----------------
                 ************  TSP CARD                           1.2.98    7  *********** *********  ***********
-----------------
                 ************  TSP CARD                          11.3.97    2  *********** *********  ***********
-----------------
                 ************  TSP CARD                          11.5.97    2  *********** *********  ***********
-----------------

                                     13 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
                 ************  TSP CARD                          11.6.97    3  *********** *********  ***********
-----------------
                 ************  TSP CARD                          12.22.97   9  *********** *********  ***********
-----------------
  6              ************  TSP CARD                          12.4.97    6  *********** *********  ***********
-----------------
  1              ************  TSP CARD                          12.5.97    3  *********** *********  ***********
-----------------
                 ************  TSP CARD                          2.17.98    1  *********** *********  ***********
-----------------
                 ************  TSP CARD                          12.12.97   1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  7       0                                                                64
-----------------

-----------------
  1              ************  TSP CARD (DUAL PORT)              7.24.97    1  *********** *********  ***********
-----------------
  1              ************  TSP CARD (DUAL PORT)              12.8.97    1  *********** *********  ***********
-----------------
  1              ************  TSP CARD (DUAL PORT)              8.29.97    1  *********** *********  ***********
-----------------
  2              ************  TSP CARD (DUAL PORT)               9.4.97    2  *********** *********  ***********
-----------------
                 ************  TSP CARD (DUAL PORT)               2.3.98    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  5       0                                                                 6
-----------------

-----------------
                 ************  VFC FILLER CARD                   3.17.97    2  *********** *********  ***********
-----------------
                 ************  VFC FILLER CARD                   4.11.96    2  *********** *********  ***********
-----------------
                 ************  VFC FILLER CARD                    5.6.96    2  *********** *********  ***********
-----------------
                 ************  VFC FILLER CARD                   7.14.97    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                 7
-----------------

-----------------
  2              ************  VTR4 CARD                         1.30.97    2  *********** *********  ***********
-----------------
  2              ************  VTR4 CARD                         9.12.97    2  *********** *********  ***********
-----------------
  4              ************  VTR4 CARD                          5.7.96    4  *********** *********  ***********
-----------------
  8              ************  VTR4 CARD                         4.22.97   12  *********** *********  ***********
-----------------
                 ************  VTR4 CARD                         9.18.97    2  *********** *********  ***********
-----------------
                 ************  VTR4 CARD                         12.5.96   19  *********** *********  ***********
-----------------
                 ************  VTR4 CARD                         3.27.97    2  *********** *********  ***********
-----------------
                 ************  VTR4 CARD                         8.21.96    1  *********** *********  ***********
-----------------
                 ************  VTR4 CARD                         9.24.96    1  *********** *********  ***********
-----------------
                 ************  VTR4 CARD                         6.23.97    2  *********** *********  ***********
-----------------
                 ************  VTR4 CARD                         1.24.97    4  *********** *********  ***********
-----------------
                 ************  VTR4 CARD                         1.21.98    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 16       0                                                                52
-----------------

-----------------
 103             ************  VTR8 CARD                          8.4.97   103 *********** *********  ***********
-----------------
 32              ************  VTR8 CARD                          8.4.97   32  *********** *********  ***********
-----------------
  1              ************  VTR8 CARD                         9.22.97    1  *********** *********  ***********
-----------------
  2              ************  VTR8 CARD                         9.12.97    2  *********** *********  ***********
-----------------
  1              ************  VTR8 CARD                         11.7.97    1  *********** *********  ***********
-----------------
 13       1      ************  VTR8 CARD                         8.15.97   14  *********** *********  ***********
-----------------
          5      ************  VTR8 CARD                         8.20.97   16  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         8.21.97    2  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         8.22.97   71  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         8.26.97   17  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         8.27.97   18  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                          8.4.97   136 *********** *********  ***********
-----------------
                 ************  VTR8 CARD                          8.6.97   17  *********** *********  ***********
-----------------
  6              ************  VTR8 CARD                          8.7.97   33  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                          8.8.97    8  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         9.12.97   18  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                          9.4.97    7  *********** *********  ***********
-----------------

                                     14 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
                 ************  VTR8 CARD                          9.5.97    1  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         1.21.98    9  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         1.22.98   23  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         1.22.98    3  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         12.12.97  21  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         12.15.97  16  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         12.22.97  13  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         8.21.97   46  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                          8.4.97   91  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                          8.4.97   37  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         9.12.97    4  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         10.15.97   2  *********** *********  ***********
-----------------
                 ************  VTR8 CARD                         10.23.97   6  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 158      6                                                               768
-----------------

-----------------
  8              ************  VTR8 EXTENDED RANGE               10.20.97   8  *********** *********  ***********
-----------------
  1              ************  VTR8 EXTENDED RANGE               8.21.97    1  *********** *********  ***********
-----------------
  1              ************  VTR8 EXTENDED RANGE               8.29.97    1  *********** *********  ***********
-----------------
  2              ************  VTR8 EXTENDED RANGE               9.11.97    2  *********** *********  ***********
-----------------
  1              ************  VTR8 EXTENDED RANGE               2.26.98    1  *********** *********  ***********
-----------------
  1              ************  VTR8 EXTENDED RANGE               3.11.98    1  *********** *********  ***********
-----------------
  1              ************  VTR8 EXTENDED RANGE               3.13.98    1  *********** *********  ***********
-----------------
  1              ************  VTR8 EXTENDED RANGE                3.4.98    1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
 16       0                                                                16
-----------------

-----------------
                 ************  VTRI ADAPTER CABLE                1.30.97    2  *********** *********  ***********
-----------------
                 ************  VTRI ADAPTER CABLE                 2.3.98    1  *********** *********  ***********
-----------------
                 ************  VTRI ADAPTER CABLE                11.4.96    2  *********** *********  ***********
-----------------
                 ************  VTRI ADAPTER CABLE                2.12.97    1  *********** *********  ***********
-----------------
                 ************  VTRI ADAPTER CABLE                12.9.96   10  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                16
-----------------

-----------------
                 ************  WALL PLUG IN TRANSFORMER          12.17.97   4  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          12.19.97   1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          12.23.97   2  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          2.27.98    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER           2.4.98    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER           3.2.98    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER           3.4.98    7  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          12.1.97    2  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          9.19.97    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          10.3.97    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          10.3.97    2  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          10.20.97   4  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          10.22.97   1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          10.3.97    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          12.23.97   2  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          9.15.97    3  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          9.23.97    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          12.16.97   1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          7.25.97    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER           8.4.97    1  *********** *********  ***********
-----------------

                                     15 of 16

FLX-2500 EQUIPMENT

                   Product                                        Ship    Qty    Std        Ext
FSAN  Comp-FSAN     Number                                        Date    Ship   Cost       Cost         FSAN
-----------------------------------------------------------------------------------------------------------------
                 ************  WALL PLUG IN TRANSFORMER          9.16.97    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER           1.2.98    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          3.12.98    2  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER           3.2.98    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER           3.4.98    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER           1.2.98    1  *********** *********  ***********
-----------------
                 ************  WALL PLUG IN TRANSFORMER          12.23.97   1  *********** *********  ***********
-----------------------------------------------------------------------------------------------------------------
  0       0                                                                46                         ***********
-----------------

-----------------
                                                                                FSAN       *********
-----------------------------------------------------------------------------------------------------------------

                                     16 of 16

BBT ASSETS - SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Approx.
SYS                                    G/L              Vendor                               Net
No.   Asset #    Desc.    LOC. Class  ACCT     In-Svc    Mfg         Acquired    Value      Book     Cost         Comments
------------------------------------------------------------------------------------------------------------------------------------
4987          **********  ENG   S   000-1119   2/25/94              **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
5465          **********  ENG   S   000-1119  10/20/94              **********  03/01/98  *********    B    55 Seats Shared
------------------------------------------------------------------------------------------------------------------------------------
6587          **********  ENG   S   000-1119   7/31/96  ATRIA       **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
8003          **********  305   S   000-1119    7/6/97  COSMIC      **********  03/01/98  *********    B    Compiler
------------------------------------------------------------------------------------------------------------------------------------
7617          **********  306   S   000-1119   1/27/97  O'CONNER    **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
6585          **********  ENG   S   000-1119    7/1/96  STRATEGIC   **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
6647          **********  BASW  S   000-1130   7/23/96  STRATEGIC   **********  03/01/98  *********    B    Framemaker
------------------------------------------------------------------------------------------------------------------------------------
5236          **********  ENG   S   000-1119   6/22/94              **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
7873          **********  369   S   000-1120   4/28/97  INTEGRATED  **********  03/01/98  *********    B    Expresso Project,
                                                                                                            Nolonger needed
------------------------------------------------------------------------------------------------------------------------------------
8066          **********  305   S   000-1119   4/28/97  ISI         **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
3145          **********  ENG   S   000-1122E  7/1/93               **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
6061          **********  ENG   S   000-1119   6/27/95              **********  03/01/98  *********    B    Purify
------------------------------------------------------------------------------------------------------------------------------------
4789          **********  ENG   S   000-1119   1/5/94               **********  03/01/98  *********    B    Rose
------------------------------------------------------------------------------------------------------------------------------------
7720          **********  305   S   000-1119   3/21/97  RAT'L       **********  03/01/98  *********    B    Rational Rose
------------------------------------------------------------------------------------------------------------------------------------
7891          **********  305   S   000-1119    5/1/97  RATIONAL    **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
7929          **********  305   S   000-1119   5/23/97  RATIONAL    **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
7675          **********  305   S   000-1119   2/17/97  RATIONAL S  **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
5134          **********  ENG   S   000-1119    5/3/94              **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
6581          **********  ENG   S   000-1119    7/1/96  STRATEGIC   **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
6065          **********  ENG   S   000-1119   7/12/95              **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
3406          **********  ENG   S   000-1119   5/1/93               **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
7615          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
5147          **********  ENG   S   000-1119   4/29/94              **********  03/01/98  *********    B
------------------------------------------------------------------------------------------------------------------------------------
6649          **********  BASW  S   000-1130   7/23/96  PARCPLACE   **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
5232          **********  ENG   S   000-1119   7/12/94              **********  03/01/98  *********    C    Jaguar Disk
------------------------------------------------------------------------------------------------------------------------------------
4989          **********  ENG   S   000-1119   2/15/94              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
5697          **********  ENG   S   000-1119    1/3/95              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
5435          **********  ENG   S   000-1119   10/7/94              **********  03/01/98  *********    C    HDT SW Anal/Design Tool
------------------------------------------------------------------------------------------------------------------------------------
5502          **********  ENG   S   000-1119   11/4/94              **********  03/01/98  *********    C    HDT SW Analysis/Design
                                                                                                            Tool
------------------------------------------------------------------------------------------------------------------------------------
7430          **********  ENG   S   000-1119  11/11/96  GATX6       **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
4986          **********  ENG   S   000-1119   1/28/94              **********  03/01/98  *********    C    HDT Software
------------------------------------------------------------------------------------------------------------------------------------
7612          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------


                                     1 of 6

BBT ASSETS - SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Approx.
SYS                                    G/L              Vendor                               Net
No.   Asset #    Desc.    LOC. Class  ACCT     In-Svc    Mfg         Acquired    Value      Book     Cost         Comments
------------------------------------------------------------------------------------------------------------------------------------
7610          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
5823          **********  ENG   S   000-1119    3/1/95              **********  03/01/98  *********    C    HDT Platform Design
------------------------------------------------------------------------------------------------------------------------------------
6469          **********  ENG   S   000-1119   4/10/96  SYNOPSYS    **********  03/01/98  *********    C    ASIC Tool, Bridge
                                                                                                            doesn't need in 98'
------------------------------------------------------------------------------------------------------------------------------------
6518          **********  BASW  S   000-1124   5/31/96  KNOWLEDGE   **********  03/01/98  *********    C    VAM Software
------------------------------------------------------------------------------------------------------------------------------------
7848          **********  305   S   000-1119    4/7/97  GEMSTONE    **********  03/01/98  *********    C    VAM Software
------------------------------------------------------------------------------------------------------------------------------------
5432          **********  ENG   S   000-1119   10/3/94              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
6346          **********  ENG   S   000-1119    1/5/96              **********  03/01/98  *********    C    VAM
------------------------------------------------------------------------------------------------------------------------------------
4792          **********  ENG   S   000-1119    2/5/94              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
5982          **********  ENG   S   000-1119   3/31/95              **********  03/01/98  *********    C    VAM
------------------------------------------------------------------------------------------------------------------------------------
6320          **********  ENG   S   000-1119   1/25/96              **********  03/01/98  *********    C    VAM SW
------------------------------------------------------------------------------------------------------------------------------------
5692          **********  ENG   S   000-1119  11/17/94              **********  03/01/98  *********    C    VAM
------------------------------------------------------------------------------------------------------------------------------------
5730          **********  ENG   S   000-1119    1/5/95              **********  03/01/98  *********    C    VAM
------------------------------------------------------------------------------------------------------------------------------------
6583          **********  ENG   S   000-1119    7/1/96  STRATEGIC   **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
3375          **********  ENG   S   000-1119    4/5/93              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
7048          **********  ENG   S   000-1119  10/18/96  PERFORMANC  **********  03/01/98  *********    C    1100 Test Tool
------------------------------------------------------------------------------------------------------------------------------------
4787          **********  ENG   S   000-1119   1/15/94              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
3730          **********  ENG   S   000-1119   7/19/93              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
8065          **********  305   S   000-1119   4/28/97  ISI         **********  03/01/98  *********    C    HDT SW Dev Tools
------------------------------------------------------------------------------------------------------------------------------------
6519          **********  BASW  S   000-1130    6/7/96  RATIONAL    **********  03/01/98  *********    C    VAM
------------------------------------------------------------------------------------------------------------------------------------
6082          **********  ENG   S   000-1119    7/1/95              **********  03/01/98  *********    C    vam
------------------------------------------------------------------------------------------------------------------------------------
4460          **********  ENG   S   000-1119   9/24/93              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
5053          **********  ENG   S   000-1119   4/12/94              **********  03/01/98  *********    C    VAM SW
------------------------------------------------------------------------------------------------------------------------------------
4650          **********  ENG   S   000-1119   12/8/93  PARKPLACE   **********  03/01/98  *********    C    VAM
------------------------------------------------------------------------------------------------------------------------------------
6064          **********  ENG   S   000-1119    7/7/95              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
7984          **********  365   S   000-1119    7/7/97  ATML        **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
7618          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
5987          **********  ENG   S   000-1119   3/13/95              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
6646          **********  BASW  S   000-1130   7/17/96  GEMSTONE    **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
6520          **********  BASW  S   000-1130    6/7/96  RATIONAL S  **********  03/01/98  *********    C    VAM
------------------------------------------------------------------------------------------------------------------------------------
5255          **********  ENG   S   000-1119    6/8/94              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
6645          **********  BASW  S   000-1130   7/17/96  GEMSTONE    **********  03/01/98  *********    C    VAM SW
------------------------------------------------------------------------------------------------------------------------------------
6586          **********  ENG   S   000-1119   7/17/96  GEMSTONE    **********  03/01/98  *********    C    Gemstone for VAM
------------------------------------------------------------------------------------------------------------------------------------

                                     2 of 6

BBT ASSETS - SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Approx.
SYS                                    G/L              Vendor                               Net
No.   Asset #    Desc.    LOC. Class  ACCT     In-Svc    Mfg         Acquired    Value      Book     Cost         Comments
------------------------------------------------------------------------------------------------------------------------------------
6644          **********  BASW  S   000-1130   7/17/96  GEMSTONE    **********  03/01/98  *********    C    VAM
------------------------------------------------------------------------------------------------------------------------------------
5383          **********  ENG   S   000-1119    8/4/94              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
6460          **********  ENG   S   000-1119   1/31/96              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
8067          **********  305   S   000-1119   4/28/97  ISI         **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
7622          **********  307   S   000-1119   1/23/97  GEMSTONE    **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
4520          **********  ENG   S   000-1119   11/3/93              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
7051          **********  ENG   S   000-1119  10/24/96  PARPLACE    **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
6648          **********  BASW  S   000-1130   7/23/96  PARCPLACE   **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
6622          **********  ENG   S   000-1120   7/23/96  PARCPLACE   **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
6895          **********  ENG   S   000-1119    7/1/96  STRATEGIC   **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
4793          **********  ENG   S   000-1119    1/7/94              **********  03/01/98  *********    C
------------------------------------------------------------------------------------------------------------------------------------
5969          **********  ENG   S   000-1119    4/4/95              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
6353          **********  ENG   S   000-1119    1/5/96              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
6077          **********  ENG   S   000-1119   7/25/95              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
5738          **********  ENG   S   000-1119   2/21/95              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
3734          **********  ENG   S   000-1119   7/15/93              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
7616          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
5967          **********  ENG   S   000-1119   4/21/95              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
4611          **********  ENG   S   000-1119  12/14/93  COMPASS     **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
6144          **********  ENG   S   000-1119   9/11/95              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
6017          **********  ENG   S   000-1119   5/25/95              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
6468          **********  ENG   S   000-1119   3/28/96  INTEGRATED  **********  03/01/98  *********    D    HDT SW Tools
------------------------------------------------------------------------------------------------------------------------------------
5921          **********  ENG   S   000-1119   3/31/95              **********  03/01/98  *********    D    CustomerQ
------------------------------------------------------------------------------------------------------------------------------------
7049          **********  ENG   S   000-1119  10/18/96  PERFORMANC  **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
6147          **********  ENG   S   000-1119   9/20/95              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
5378          **********  ENG   S   000-1119    8/5/94              **********  03/01/98  *********    D    IS Net Mgmt
------------------------------------------------------------------------------------------------------------------------------------
5357          **********  ENG   S   000-1119    8/1/94              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
5372          **********  ENG   S   000-1119   8/26/94              **********  03/01/98  *********    D
------------------------------------------------------------------------------------------------------------------------------------
4798          **********  ENG   S   000-1119    3/8/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6584          **********  ENG   S   000-1119    7/1/96  STRATEGIC   **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6886          **********  ENG   S   000-1120    6/7/96  HEWLETT PA  **********  03/01/98  *********         ???
------------------------------------------------------------------------------------------------------------------------------------
6887          **********  ENG   S   000-1120    6/8/96  HEWLETT PA  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------


                                     3 of 6

BBT ASSETS - SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Approx.
SYS                                    G/L              Vendor                               Net
No.   Asset #    Desc.    LOC. Class  ACCT     In-Svc    Mfg         Acquired    Value      Book     Cost         Comments
------------------------------------------------------------------------------------------------------------------------------------
8124          **********  306   S   000-1119  12/31/97  IKOS7       **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6881          **********  ENG   S   000-1119   9/11/96  DIGITAL     **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6880          **********  ENG   S   000-1119   9/11/96  DIGITAL TO  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6882          **********  ENG   S   000-1119   9/11/96  DIGITAL TO  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6883          **********  ENG   S   000-1119   9/11/96  DIGITAL TO  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6884          **********  ENG   S   000-1119   9/11/96  DIGITAL TO  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7611          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7619          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********         ASIC Tool
------------------------------------------------------------------------------------------------------------------------------------
8123          **********  305   S   000-1119    1/1/97  ATML        **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6219          **********  ENG   S   000-1119   11/7/95              **********  03/01/98  *********         Clearcase
------------------------------------------------------------------------------------------------------------------------------------
6143          **********  ENG   S   000-1119   9/11/95              **********  03/01/98  *********         Jaguar Disk
------------------------------------------------------------------------------------------------------------------------------------
4791          **********  ENG   S   000-1119    1/5/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5970          **********  ENG   S   000-1119    4/5/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5234          **********  ENG   S   000-1119   7/15/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5673          **********  ENG   S   000-1119   12/2/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6145          **********  ENG   S   000-1119    9/7/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4790          **********  ENG   S   000-1119    1/5/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6190          **********  ENG   S   000-1119  10/16/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7613          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********         ASIC Layout tool
------------------------------------------------------------------------------------------------------------------------------------
6398          **********  ENG   S   000-1119   1/25/96              **********  03/01/98  *********         ASIC Tool
------------------------------------------------------------------------------------------------------------------------------------
4288          **********  ENG   S   000-1119   8/18/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7721          **********  306   S   000-1119   3/27/97  CADENCE     **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
3374          **********  ENG   S   000-1119    4/2/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7620          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********         ASIC Tool
------------------------------------------------------------------------------------------------------------------------------------
5731          **********  ENG   S   000-1119   1/30/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4797          **********  ENG   S   000-1119   3/23/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7704          **********  306   S   000-1119   3/10/97  SYNOPSYS    **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4519          **********  ENG   S   000-1119   11/4/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5235          **********  ENG   S   000-1119   6/19/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5676          **********  ENG   S   000-1119   12/7/94              **********  03/01/98  *********         HDT SW
------------------------------------------------------------------------------------------------------------------------------------
6220          **********  ENG   S   000-1119  11/10/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
3373          **********  ENG   S   000-1119    4/1/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------


                                     4 of 6

BBT ASSETS - SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Approx.
SYS                                    G/L              Vendor                               Net
No.   Asset #    Desc.    LOC. Class  ACCT     In-Svc    Mfg         Acquired    Value      Book     Cost         Comments
------------------------------------------------------------------------------------------------------------------------------------
3269          **********  ENG   S   000-1119   3/23/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4489          **********  ENG   S   000-1119   10/4/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4795          **********  ENG   S   000-1119   1/27/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4411          **********  ENG   S   000-1119   9/24/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7467          **********  ENG   S   000-1119  12/11/96  ALTERA      **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7466          **********  ENG   S   000-1119  12/11/96  ALTERA      **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6582          **********  ENG   S   000-1119    7/1/96  STRATEGIC   **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7605          **********  ENG   S   000-1119  12/31/96  EMPIRE TEC  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4285          **********  ENG   S   000-1119    8/8/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
3408          **********  ENG   S   000-1119    5/13/93             **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
3055          **********  ENG   S   000-1122E   4/1/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
3056          **********  ENG   S   000-1122E   4/1/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7468          **********  ENG   S   000-1119  12/06/96  DATANET     **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4794          **********  ENG   S   000-1119    1/7/94  5204        **********  03/01/98  *********         Netscape
------------------------------------------------------------------------------------------------------------------------------------
3417          **********  ENG   S   000-1119   5/24/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4449          **********  ENG   S   000-1119  10/26/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5436          **********  ENG   S   000-1119  10/13/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5739          **********  ENG   S   000-1119    2/6/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5437          **********   AT   S   000-1119   9/20/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5503          **********  ENG   S   000-1119   11/9/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6537          **********  ENG   S   000-1119   6/14/96  FLOMERICS   **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
3270          **********  ENG   S   000-1119   3/10/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
3407          **********  ENG   S   000-1119   5/13/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4287          **********  ENG   S   000-1119    8/4/93              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
4988          **********  ENG   S   000-1119   2/14/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6467          **********  ENG   S   000-1119   3/11/96  OBJECT TEC  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6471          **********  ENG   S   000-1119   5/13/95  KNOWLEDGE   **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7614          **********  306   S   000-1119   1/27/97  COMPASS     **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7621          **********  307   S   000-1119   1/27/96  GATX7       **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7703          **********  301   S   000-1119    3/5/97  PARAMETRIC  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6081          **********  ENG   S   000-1119    1/3/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6249          **********  ENG   S   000-1119  12/15/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------


                                     5 of 6

BBT ASSETS - SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Approx.
SYS                                    G/L              Vendor                               Net
No.   Asset #    Desc.    LOC. Class  ACCT     In-Svc    Mfg         Acquired    Value      Book     Cost         Comments
------------------------------------------------------------------------------------------------------------------------------------
5154          **********  ENG   S   000-1119    6/8/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5387          **********  ENG   S   000-1119    9/7/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
5471          **********  ENG   S   000-1119   9/29/94              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6613          **********  ENG   S   000-1120   7/22/96  AUSPES      **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7655          **********  306   S   000-1119    2/7/97  CADENCE     **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7656          **********  306   S   000-1119    2/7/97  CADENCE     **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7657          **********  306   S   000-1119    2/7/97  CADENCE     **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
7965          **********  306   S   000-1119   6/24/97  IKOS'S SYS  **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6321          **********  ENG   S   000-1119    1/1/96              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6322          **********  ENG   S   000-1119    1/1/96              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6146          **********  ENG   S   000-1119   9/19/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6212          **********  ENG   S   000-1119  10/24/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------
6041          **********  ENG   S   000-1119    6/8/95              **********  03/01/98  *********
------------------------------------------------------------------------------------------------------------------------------------

                                                   BBT  **********
                                                  FSAN  **********
                                                 Share  **********
                                          Unclassified  **********
                                                        ----------
                                                 Total  **********
------------------------------------------------------------------------------------------------------------------------------------



                                     6 of 6

                Alliance Agreement between BBT and Bosch Telecom

                                 Schedule 2.2(c)

                     Customer Contracts and Purchase Orders

    Supplier                    Commodity               Encumbrance
    --------                    ---------               -----------

*****************            Trial FLX 2500           *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************

*****************            Trial iFLX               *****************
                                                      *****************
                                                      *****************
                                                      *****************

*****************            Trial iFLX               *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************

*****************            Trial iFLX               *****************
                                                      *****************
                                                      *****************

*****************            Trial iFLX               *****************
                                                      *****************
                                                      *****************


                                                      *****************

                Alliance Agreement between BBT and Bosch Telecom

                                 Schedule 2.2(c)

                     Customer Contracts and Purchase Orders

    Supplier                    Commodity               Encumbrance
    --------                    ---------               -----------

                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************

*****************            Trial iFLX               *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************

*****************            Trial FLX 2500           *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************
                                                      *****************

05/14/98
                                  SCHEDULE 4.2

                 INTERLECTUAL PROPERTY HANDED OVER UPON CLOSING


Note:
1) The list is structured starting with System level documents, followed by external and internal interface specifications documents, followed by design related documents of each hardware module including ASICs, and lastly, FLX user manuals.
2) Document numbering starts with an alphabetical prefix that reflects the type of document. Example, OPDX for Operational Description, INTF for Interface Specifications, SCHX for Schematic Diagrams, etc. The actual document number does not have any particular significance and is just an administrative number.
3) ASSY prefix refers to electrical or mechanical assemblies such as printed circuit board modules.

Legend:
MDSP              : Mechanical Design Specification Document
OPDX              : Operational Description Document
PRDX              : Product Requirements Definition Document
PFDX              : Product Functional Description Document
CMSP              : Component Specifications Document
SRDX              : Software Requirements Document
INTF              : Interface Specifications Document
FUSP              : Functional Specifications Document
DESP              : Design Specifications Document
TESP              : Test Specifications Document
SCHX              : Schematic Diagram Document


PART NUMBER       REV              DESCRIPTION
-----------       ---              -----------

0 SYSTEM DOCUMENTS

************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
                                   *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************


1 INTERFACE SPECIFICATIONS

************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************


2 HARDWARE MODULES AND ASICS

********************************************************************************
************      ***              *********************************************

********************************************************************************
********************************************************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ANI, XLAT_DN FPGA (ICCXC4010DYB001)
************      ***              *********************************************
************      ***              *********************************************
                                   *********************************************
************      ***              *********************************************
************      ***              *********************************************

ANI,XLAT_UP FPGA (ICCXC4010DYB002)
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
                                   *********************************************
************      ***              *********************************************

MCELL ASIC (ICZMCELL00001A)
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

KCELL1 ASIC (ICZKBCX00001A)
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700025476C REV 1 - ANI STM1 3U1B, ATM NETWORK
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700025371E REV 2 - TSP AU3 1STM1, TELEPHONY SIGNAL PROCESSOR
ASSY700025376E REV 1 - TSP AU4 1STM1, TELEPHONY SIGNAL PROCESSOR

************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

VTG  (TOP/DOWN/UP)(ICCXC4010EYA0002, ICCXC4013EYB001, ICCX4010EYB002)
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700025201E REV A - SCP, SHELF CONTROLLER PROCESSOR
ASSY700025202E REV A - SCP, SHELF CONTROLLER PROCESSOR
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

KCELL2 ASIC (ICZKBCX00001B)
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

PAR2 ASIC (ICZPARX0002A)
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700251701D REV 1 - OLU PIGTAIL, OPTICAL LINE UNIT
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

PAR3 ASIC (ICZPARX0003A)
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

PON2 ASIC (ICZPONX00002A)
************      ***              *********************************************

************      ***              *********************************************

ASSY700251801B REV B - OLU NON-PIGTAIL, OPTICAL LINE UNIT
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700253301A REV 1 - FLN 16, FLX NODE BACKPLANE
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700251101A REV B - 32 FLX NODE 2540
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700254271A REV 6 - OCC16 OCTAL TU-12, OPTICAL COMMON
                                   CONTROLLER
************      ***              *********************************************

PHOENIX ASIC (ICZPHNX00001A)
************      ***              *********************************************

AVR ASIC (ICZAVRX00001A)
************      ***              *********************************************
                                   *********************************************
************      ***              *********************************************
************      ***              *********************************************

HS DEMUX ASIC (ICZHSDM00003A) (SONY)
************      ***              *********************************************

POX3 ASIC (ICZPOXX00003A
************      ***              *********************************************
************      ***              *********************************************

ASSY700251602D REV 6 - OCC 32 2541-151
************      ***              *********************************************
************      ***              *********************************************
                                   *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

************      ***              *********************************************

ASSY700251303F REV A - VTR4, VIDEO TRANSMITTER RECEIVER
ASSY700251302F REV A - VTR8, VIDEO TRANSMITTER RECEIVER
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

VAP ASIC (ICZVAPX00001A)
************      ***              *********************************************

ASSY700253901A    REV 6 - TDIC, iFLX NODE
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ZEUS FPGA (ICCXC5210JB0001)
************      ***              *********************************************

ASSY700252101A REV 7 - STEI, 1 CHANNEL
************      ***              *********************************************

ASSY700252301C REV A - DIPLEXER, VIDEO ONLY PEDESTAL
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700253001B REV A - BALUN, TERMINAL / AERIAL
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700253601C REV A - NETFLX, ETHERNET MODEM
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700252201 REV A - StarFLX, PC Card
************      ***              *********************************************

************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700025701B REV B - FUSE & ALARM PANEL
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY500014801C REV A - FUSE & ALARM ASSEMBLY
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700252801B REV 2 - COOLING UNIT
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

ASSY700025691A REV A - COOLING UNIT MAIN FILTER
************      ***              *********************************************


3 SYSTEM SOFTWARE

iFLX Release 1.3 Source Code (including makefiles)
iFLX Release 1.3 Binary Image
SWRN25010300SCM               iFLX Release 1.3 Release Notes

VAM Release 4.2 Source Code (including makefiles)
VAM Release 4.2 Binary Image
SWRN25040200VAM               VAM Release 4.2 Release Notes

iCIT Release 1.3 Source Code (including makefiles)
iCIT Release 1.3 Binary Image
SWRN25010300CIT               iCIT Release 1.3 Release Notes

4 USER MANUALS

FLX-2500 1.2 MANUALS

************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

iFLX 1.3 MANUALS
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************
************      ***              *********************************************

NETFLX MANUALS
************      ***              *********************************************
************      ***              *********************************************

STARFLX MANUALS
************      ***              *********************************************

                                 Schedule 5.4(a)

                               Patents and Rights

As of signature of the Agreement BBT holds the following Patents:

1.  US 5,457,560 (fundamental)                 Filed:  May 16, 1994                 Issued:  Oct. 10, 1995
     (Continuation of 2. US Serial No. 429083 Filed:  Oct. 30, 1989)

2.  US 5,150,247                               Filed:  Oct. 30, 1989                Issued:  Sept. 22, 1992
     Serial No. 429083
     Corresponding Patents:
     ----------------------
     CA Appl. No. 20278161                     Filed:  Oct. 17, 1990                Issued Dec. 30, 1997
     EP Appl. No. 901196550                    Filed:  Oct. 13, 1990                Pending (Germany, Great
                                                                                    Britain, France, Italy,
                                                                                    Netherlands, Sweeden,
                                                                                    Switzerland, Belguium,
                                                                                    Austria, Luxemburg,
                                                                                    Spain, Greece, Denmark)

     JP Appl. No. 293485                       Filed:  Oct. 30, 1990                Pending
     KO Appl. No. 9017469                      Filed:  Unknown                      Pending
     TW Appl. No. 79109930                     Filed:  Nov. 23, 1990                Issued:  April 1, 1993
                                                                                     (Patent No. 61825)

3.  US Appl. Serial No. 08383984               Filed:  Feb. 6, 1995                 Issue fee paid
     Corresponding Patents:
     ----------------------
     CA Appl. No. 2212050                      Filed:  Feb. 6, 1996                 Pending
     EP Appl. No. 96908459.9                   Filed:  PCT                          Pending
     JP Appl. No. PCT                          Filed:  PCT                          Pending
     KO Appl. No. PCT                          Filed:  PCT                          Pending
     TW Appl. No. 85104175                     Filed:  Feb. 6, 1996                 Pending

4.  US 5,691,498                               Filed:  August 8, 1995               Issued:  April 8, 1997
     (Serial No. 08512654)
     Corresponding Patents:
     ----------------------
     PCT Appl. No.
     PCT/US96/12911                            Filed:  Aug. 8, 1996                 Pending (Korea, Japan,
                                                                                    Canada, Europe,
                                                                                    Australia)
     CA Appl. No. PCT/US96/12911               Filed:  Aug. 8, 1996                 Pending (Austria,
                                                                                    Belgium, Switzerland,
                                                                                    Germany, Spain, France,
                                                                                    Italy, Great Britain
     EP Appl. No. PCT/US96/12911               Filed:  Aug. 8, 1996                 Pending




     JP Appl. No. PCT/US96/12911               Filed: Aug. 8, 1996                  Pending
     KR Appl.No. PCT/US91/12911                Filed: Aug. 8, 1996                  Pending
     TW Appl. No. 85114030                     Filed: Aug. 8, 1996                  Pending

5.  US 4,910,586                               Filed:  Nov. 22, 1988                Issued:  March 20, 1990
     (Serial No. 274903)
     Corresponding Patents:
     ----------------------
     CA 1,327,659                              Filed:  Nov. 2, 1989                 Issued:  April 7, 1992
     JP Appl. No. 30098189                     Filed:  Nov. 21, 1989                Pending

Beyond the Patents listed above, BBT does not hold any other Patents or Rights relevant for the Fields. In particular, BBT does not hold any registered copyrights.

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 5.6

                        Contracts (vendor, license etc.)

----------------------------
Hardware & Mfg. Svcs.
--------------------------------------------------------------------------------------------------------------
                                                             Contract                        Sublicense
  Supplier                      Commodity                      Type           Assignable       Rights
--------------------------------------------------------------------------------------------------------------
************                Mfg. Services                   Operating           *****          *****
--------------------------------------------------------------------------------------------------------------
************                Optoelectronic Components       VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                ASIC & Optoelectronic           VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Optoelectronic Components       VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                CMOS ASIC                       VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Upstream drop technology        License             *****          *****
--------------------------------------------------------------------------------------------------------------
************                P.C. Boards                     VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Backplanes                      VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                PMC Sierra Devices              VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                DC/DC Conv. & FPGA's            VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Connectors                      VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Connectors                      VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Crystals                        VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Magnetics                       VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Inductors                       VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Magnetics                       VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------
************                Crystals                        VPA                 *****          *****
--------------------------------------------------------------------------------------------------------------


----------------------------
Software
--------------------------------------------------------------------------------------------------------------
                                                             Contract                        Sublicense
  Supplier                      Commodity                      Type           Assignable       Rights
--------------------------------------------------------------------------------------------------------------
************                Development Tool                Purchase Order      *****          *****
--------------------------------------------------------------------------------------------------------------
************                Development Tool                Purchase Order      *****          *****
--------------------------------------------------------------------------------------------------------------
************                Development Tool                License             *****          *****
--------------------------------------------------------------------------------------------------------------
************                Software & Development          License             *****          *****
--------------------------------------------------------------------------------------------------------------
************                Software & Development          License             *****          *****
--------------------------------------------------------------------------------------------------------------

                Alliance Agreement between BBT and Bosch Telecom

                                  Schedule 5.6

                        Contracts (vendor, license etc.)

--------------------------------------------------------------------------------------------------------------
                                                             Contract                        Sublicense
  Supplier                      Commodity                      Type           Assignable       Rights
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
************                Development Tool                Purchase Order      *****          *****
--------------------------------------------------------------------------------------------------------------
************                Development Tool                Purchase Order      *****          *****
--------------------------------------------------------------------------------------------------------------
************                Development Tool                Purchase Order      *****          *****
--------------------------------------------------------------------------------------------------------------
************                Development Tool                Purchase Order      *****          *****
--------------------------------------------------------------------------------------------------------------

----------------------------
Certification Services
--------------------------------------------------------------------------------------------------------------
                                                             Contract                        Sublicense
  Supplier                      Commodity                      Type           Assignable       Rights
--------------------------------------------------------------------------------------------------------------
************                IFLX Certification              Purchase Order      *****          *****
--------------------------------------------------------------------------------------------------------------

Schedule 5.12                 CHEMICAL INVENTORY LIST         Health and Safety

---------------------------------------------------------------------------------------------------------------
                                                                           LOCATION
               CHEMICAL NAME                                          -----------------               CARCIN.
                 OR FAMILY                 MANUFACTURED BY             CE  HWF  MFG  MS    CAS NO.   YES OR NO
---------------------------------------------------------------------------------------------------------------
100% Silicone Sealant  - Clear               Dow Corning                    X            4253343        NO
---------------------------------------------------------------------------------------------------------------
100% Silicone Sealant  - Clear               Dow Corning                    X            7631869        NO
---------------------------------------------------------------------------------------------------------------
100% Silicone Sealant  - Clear               Dow Corning                    X            17689779       NO
---------------------------------------------------------------------------------------------------------------
245 Flux Cored Solder                        Kester                              X       65997-05-9     NO
---------------------------------------------------------------------------------------------------------------
245 Flux Cored Solder                        Kester                              X       68603-86-1     NO
---------------------------------------------------------------------------------------------------------------
245 Flux Cored Solder                        Kester                              X       7439-92-1      YES
---------------------------------------------------------------------------------------------------------------
245 Flux Cored Solder                        Kester                              X       7440-22-4      NO
---------------------------------------------------------------------------------------------------------------
245 Flux Cored Solder                        Kester                              X       7440-31-5      NO
---------------------------------------------------------------------------------------------------------------
245 Flux Cored Solder                        Kester                              X       7440-36-0      NO
---------------------------------------------------------------------------------------------------------------
245 Flux Cored Solder                        Kester                              X       7440-69-9      NO
---------------------------------------------------------------------------------------------------------------
809 Rarosin Flux                             Alpha Metals                   X                           NO
---------------------------------------------------------------------------------------------------------------
951 Flux                                     Kester                              X       64-17-5        NO
---------------------------------------------------------------------------------------------------------------
951 Flux                                     Kester                    X    X    X       67-63-0        NO
---------------------------------------------------------------------------------------------------------------
951 Flux                                     Kester                              X       68603-84-9     NO
---------------------------------------------------------------------------------------------------------------
Acetic Acid, 5%                              Lab Chem Inc.             X                 64-19-7        NO
---------------------------------------------------------------------------------------------------------------
Acrylic Copolymer                            Tech Spray                     X            25987-66-0     NO
---------------------------------------------------------------------------------------------------------------
Alizarin Red S, 1%                           Lab Chem Inc.             X                 130-22-3       NO
---------------------------------------------------------------------------------------------------------------
Ammonium Compounds                           Tech Spray                     X            68071-95-4     NO
---------------------------------------------------------------------------------------------------------------
Ammonium Hydroxide                           Tech Spray                     X            1336-21-6      NO
---------------------------------------------------------------------------------------------------------------
Argon                                        National Welders Supply   X                                NO
---------------------------------------------------------------------------------------------------------------
Aromatic Isocyanate (Dolphon)                John C. Dolph Company     X                 9016879        NO
---------------------------------------------------------------------------------------------------------------
Aromatic Isocyanate (Dolphon)                John C. Dolph Company     X                 26140603       NO
---------------------------------------------------------------------------------------------------------------
Aromatic Isocyanate (Dolphon)                John C. Dolph Company     X                 26447405       NO
---------------------------------------------------------------------------------------------------------------
Aromatic Isocyanate (Dolphon)                John C. Dolph Company     X                 61788327       NO
---------------------------------------------------------------------------------------------------------------
Axarel 2200 Heavy Duty Defluxer/Degreaser    Tech Spray Inc.                     X                      NO
---------------------------------------------------------------------------------------------------------------
Axarel 2200 Heavy Duty Defluxer/Degreaser    Tech Spray Inc.                     X       64742-48-9     NO
---------------------------------------------------------------------------------------------------------------
Axarel 2200 Heavy Duty Defluxer/Degreaser    Tech Spray Inc.                     X       1569-01-3      NO
---------------------------------------------------------------------------------------------------------------
Axarel 2200 Heavy Duty Defluxer/Degreaser    Tech Spray Inc.                     X       124-38-9       NO
---------------------------------------------------------------------------------------------------------------
Benchtop Electronic Hand Cleaner             JNJ Industries                      X       67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Biodegradable cleaner/degreaser 2000         Chemtronics                    X            ES1600T        NO
---------------------------------------------------------------------------------------------------------------
Bronze Binding Agent                         TampoPrint                          X       108-94-1       NO
---------------------------------------------------------------------------------------------------------------
Bronze Binding Agent                         TampoPrint                          X       112-07-2       NO
---------------------------------------------------------------------------------------------------------------
Bronze Binding Agent                         TampoPrint                          X       108-65-6       NO
---------------------------------------------------------------------------------------------------------------
Bronze Binding Agent                         TampoPrint                          X       108-67-8       NO
---------------------------------------------------------------------------------------------------------------
Butadiene Polymer (Dolphon)                  John C. Dolph Company     X                 64742525       NO
---------------------------------------------------------------------------------------------------------------
Butadiene Polymer (Dolphon)                  John C. Dolph Company     X                 69102905       NO
---------------------------------------------------------------------------------------------------------------
Chlorodifluoromethane                        Allied Corporation             X            096-009-570    NO
---------------------------------------------------------------------------------------------------------------
Chlorodifluoromethane                        Allied Corporation             X            75-72-9        NO
---------------------------------------------------------------------------------------------------------------
Conformal Coating Stripper (MS-114)          Miller-Stephenson                       X                  NO
---------------------------------------------------------------------------------------------------------------

Schedule 5.12                 CHEMICAL INVENTORY LIST         Health and Safety

---------------------------------------------------------------------------------------------------------------
                                                                           LOCATION
               CHEMICAL NAME                                          -----------------               CARCIN.
                 OR FAMILY                 MANUFACTURED BY             CE  HWF  MFG  MS    CAS NO.   YES OR NO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Connector Cleaner Plus                       Miller-Stephenson                   X       1717-00-6      NO
---------------------------------------------------------------------------------------------------------------
Connector Cleaner Plus                       Miller-Stephenson                   X       3705-62-2      NO
---------------------------------------------------------------------------------------------------------------
Connector Cleaner Plus (MS-181N)             Miller-Stephenson                   X       124-38-9       NO
---------------------------------------------------------------------------------------------------------------
Contact Clean 2000                           Chemtronics                    X            ES1602         NO
---------------------------------------------------------------------------------------------------------------
Content Re-Nu (MS-230/CO2)                   Miller-Stephenson              X    X       124-38-9       NO
---------------------------------------------------------------------------------------------------------------
Content Re-Nu (MS-230/CO2)                   Miller-Stephenson              X    X       76-13-1        NO
---------------------------------------------------------------------------------------------------------------
Crystal 400                                  Multicore Solder                    X                      NO
---------------------------------------------------------------------------------------------------------------
Crystal 400                                  Multicore Solder                    X       7439-92-1      NO
---------------------------------------------------------------------------------------------------------------
Crystal 400                                  Multicore Solder                    X       7440-31-5      NO
---------------------------------------------------------------------------------------------------------------
Deionized Water                              Tech Spray                     X            7732-18-5      NO
---------------------------------------------------------------------------------------------------------------
Dibutyl Phthalate                            Tech Spray                     X            84-74-2        NO
---------------------------------------------------------------------------------------------------------------
Diethylene Glycol Monomethylether            Tech Spray                     X            111-76-2       NO
---------------------------------------------------------------------------------------------------------------
Dipropylene Glycol Methyl Ether              Tech Spray                     X            34590-94-8     NO
---------------------------------------------------------------------------------------------------------------
Dodecylbenzene Sulfonic Acid                 Tech Spray                     X            27176-87-0     NO
---------------------------------------------------------------------------------------------------------------
Dymax Light Weld 912                         Dymax Eng. Adhesives                X       112945-52-5    NO
---------------------------------------------------------------------------------------------------------------
Dymax Light Weld 912                         Dymax Eng. Adhesives                X       25852-47-5     NO
---------------------------------------------------------------------------------------------------------------
Dymax Light Weld 912                         Dymax Eng. Adhesives                X       5205-93-6      NO
---------------------------------------------------------------------------------------------------------------
Dymax Light Weld 912                         Dymax Eng. Adhesives                X       5888-33-5      NO
---------------------------------------------------------------------------------------------------------------
Dymax Light Weld 912                         Dymax Eng. Adhesives                X       79-10-7        NO
---------------------------------------------------------------------------------------------------------------
Dymax Light Weld 912                         Dymax Eng. Adhesives                X       88-12-0        NO
---------------------------------------------------------------------------------------------------------------
Eyesaline Concentrate                        Fendall Company           X    X    X       68424-85-1     NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote AR                               Tech Spray, Inc.          X                 117-81-7       NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote AR                               Tech Spray, Inc.          X                 1320-37-2      NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote AR                               Tech Spray, Inc.          X                 75-09-2        NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote AR                               Tech Spray, Inc.          X                 75-71-8        NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote SR                               Tech Spray, Inc.          X                 108-88-3       NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote SR                               Tech Spray, Inc.          X                 628-63-7       NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote SR                               Tech Spray, Inc.          X                 70-93-3        NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote UR                               Tech Spray, Inc.          X                 111-15-9       NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote UR                               Tech Spray, Inc.          X                 1330-20-7      NO
---------------------------------------------------------------------------------------------------------------
Fine-L-Kote UR                               Tech Spray, Inc.          X                 584-84-9       NO
---------------------------------------------------------------------------------------------------------------
Flexane 80 Liquid                            Devcon                         X                           NO
---------------------------------------------------------------------------------------------------------------
Flux-Off                                     Chemtronics               X    X            124-38-9       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off                                     Chemtronics                    X            75-09-2        YES
---------------------------------------------------------------------------------------------------------------
Flux-Off                                     Chemtronics                    X            76-13-1        NO
---------------------------------------------------------------------------------------------------------------
Flux-Off 2000 ES1694T                        Chemtronics               X    X    X       64-17-5        NO
---------------------------------------------------------------------------------------------------------------
Flux-Off CFC Free 2000                       Chemtronics               X                 107-83-5       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off CFC Free 2000                       Chemtronics               X                 110-54-3       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off CFC Free 2000                       Chemtronics               X                 75-83-2        NO
---------------------------------------------------------------------------------------------------------------

Schedule 5.12                 CHEMICAL INVENTORY LIST         Health and Safety

---------------------------------------------------------------------------------------------------------------
                                                                           LOCATION
               CHEMICAL NAME                                          -----------------               CARCIN.
                 OR FAMILY                 MANUFACTURED BY             CE  HWF  MFG  MS    CAS NO.   YES OR NO
---------------------------------------------------------------------------------------------------------------
Flux-Off CFC Free 2000                       Chemtronics               X                 79-29-8        NO
---------------------------------------------------------------------------------------------------------------
Flux-Off CFC Free 2000                       Chemtronics               X                 96-14-0        NO
---------------------------------------------------------------------------------------------------------------
Flux-Off II                                  Chemtronics               X                 107-46-0       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off II                                  Chemtronics               X                 109-60-4       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off II                                  Chemtronics               X                 67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Flux-Off II                                  Chemtronics               X                 124-38-9       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off Plus                                Chemtronics               X    X            108-10-1       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off Plus                                Chemtronics               X    X            141-78-6       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off Plus                                Chemtronics               X    X            67-56-1        NO
---------------------------------------------------------------------------------------------------------------
Flux-Off Plus                                Chemtronics               X    X            67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Flux-Off Plus                                Chemtronics               X    X            64-17-5        NO
---------------------------------------------------------------------------------------------------------------
Flux-Off Plus                                Chemtronics               X    X            124-38-9       NO
---------------------------------------------------------------------------------------------------------------
Flux-Off Plus                                Chemtronics               X    X            71-55-6        NO
---------------------------------------------------------------------------------------------------------------
Freeze-It 2000 ES1550                        Chemtronics                         X       811-97-2       NO
---------------------------------------------------------------------------------------------------------------
Freez-It                                     Chemtronics                    X            74-45-6        NO
---------------------------------------------------------------------------------------------------------------
Freez-It (ES 120)                            Chemtronics               X                 75-45-6        NO
---------------------------------------------------------------------------------------------------------------
Genesolv 2004                                Micro Care                          X       1717-00-6      NO
---------------------------------------------------------------------------------------------------------------
Genesolv 2004                                Micro Care                          X       67-56-1        NO
---------------------------------------------------------------------------------------------------------------
Genesolv 2004                                Micro Care                          X       75-52-5        NO
---------------------------------------------------------------------------------------------------------------
Genesolv 2004                                Micro Care                          X       811-97-2       NO
---------------------------------------------------------------------------------------------------------------
Gold Guard                                   Chemtronics                    X    X       74-28-5        NO
---------------------------------------------------------------------------------------------------------------
Gold Guard                                   Chemtronics                    X    X       74-98-6        NO
---------------------------------------------------------------------------------------------------------------
Gold Guard 2000                              Chemtronics                    X    X       71-23-8        NO
---------------------------------------------------------------------------------------------------------------
HyperClean                                   Micro Care                          X       1717-00-6      NO
---------------------------------------------------------------------------------------------------------------
HyperClean                                   Micro Care                          X       67-56-1        NO
---------------------------------------------------------------------------------------------------------------
HyperClean                                   Micro Care                          X       67-63-0        NO
---------------------------------------------------------------------------------------------------------------
HyperClean                                   Micro Care                          X       75-52-5        NO
---------------------------------------------------------------------------------------------------------------
HyperClean                                   Micro Care                          X       811-97-2       NO
---------------------------------------------------------------------------------------------------------------
IF14 Solder                                  Interflux                      X                           NO
---------------------------------------------------------------------------------------------------------------
Instant Chiller (1669-12S)                   Tech Spray, Inc.          X    X            75-71-8        NO
---------------------------------------------------------------------------------------------------------------
Isopropol                                    Tech Spray                     X            67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Isopropyl Alcohol                            Tech Spray                          X       67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Jet-Melt                                     3M                                  X       6683-19-8      NO
---------------------------------------------------------------------------------------------------------------
Jet-Melt                                     3M                                  X       69430-35-9     NO
---------------------------------------------------------------------------------------------------------------
Jet-Melt                                     3M                                  X       8002-74-2      NO
---------------------------------------------------------------------------------------------------------------
Jet-Melt                                     3M                                  X       9002-88-4      NO
---------------------------------------------------------------------------------------------------------------
Jet-Melt                                     3M                                  X       9003-55-8      NO
---------------------------------------------------------------------------------------------------------------
K Rid Wasp and Hornet Killer                 Celex Corporation         X                 26002-80-2     NO
---------------------------------------------------------------------------------------------------------------
K Rid Wasp and Hornet Killer                 Celex Corporation         X                 584-79-2       NO
---------------------------------------------------------------------------------------------------------------

Schedule 5.12                 CHEMICAL INVENTORY LIST         Health and Safety

---------------------------------------------------------------------------------------------------------------
                                                                           LOCATION
               CHEMICAL NAME                                          -----------------               CARCIN.
                 OR FAMILY                 MANUFACTURED BY             CE  HWF  MFG  MS    CAS NO.   YES OR NO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
K Rid Wasp and Hornet Killer                 Celex Corporation         X                 64742-47-8     NO
---------------------------------------------------------------------------------------------------------------
K Rid Wasp and Hornet Killer                 Celex Corporation         X                 74-98-6        NO
---------------------------------------------------------------------------------------------------------------
K Rid Wasp and Hornet Killer                 Celex Corporation         X                 75-28-5        NO
---------------------------------------------------------------------------------------------------------------
Konform (liquid)C41, 45                      Chemtronics                         X       76-13-1        NO
---------------------------------------------------------------------------------------------------------------
Konform (liquid)C41, 45                      Chemtronics                         X       108-88-3       NO
---------------------------------------------------------------------------------------------------------------
Konform (liquid)C41, 45                      Chemtronics                         X       108-65-6       NO
---------------------------------------------------------------------------------------------------------------
Konform C416                                 Chemtronics                         X       108-65-6       NO
---------------------------------------------------------------------------------------------------------------
Konform C416                                 Chemtronics                         X       108-88-3       NO
---------------------------------------------------------------------------------------------------------------
Konform C416                                 Chemtronics                         X       124-38-9       NO
---------------------------------------------------------------------------------------------------------------
Konform C416                                 Chemtronics                         X       75-69-4        NO
---------------------------------------------------------------------------------------------------------------
Methanol**                                   Fisher Scientific                   X   X   67-56-1        NO
---------------------------------------------------------------------------------------------------------------
MS-197 Safezone Cleaning Sol. & Flux Rem     Miller-Stephenson              X            71-55-6        NO
---------------------------------------------------------------------------------------------------------------
NC 840 Solderpaste                           Kester                              X       112-34-5       NO
---------------------------------------------------------------------------------------------------------------
NC 840 Solderpaste                           Kester                              X       65997-05-9     NO
---------------------------------------------------------------------------------------------------------------
NC 840 Solderpaste                           Kester                              X       7439-92-1      YES
---------------------------------------------------------------------------------------------------------------
NC 840 Solderpaste                           Kester                              X       7440-31-5      NO
---------------------------------------------------------------------------------------------------------------
Nitrogen, Refrigerated Liquid                BOC Gases                           X       7727-37-9      NO
---------------------------------------------------------------------------------------------------------------
Nonylphenoxpolyethoxyethanol                 Tech Spray                     X            68412-54-4     NO
---------------------------------------------------------------------------------------------------------------
Nyetact 570, 10% Solution                    William Nye, Inc.                   X       60164-51-4     NO
---------------------------------------------------------------------------------------------------------------
Nyetact 570, 10% Solution                    William Nye, Inc.                   X       86508-42-1     NO
---------------------------------------------------------------------------------------------------------------
Octylphenoxpolyethoxyethanol                 Tech Spray                     X            9036-19-5      NO
---------------------------------------------------------------------------------------------------------------
Oil Modified Polyurethane (Synthite)         John C. Dolph Company     X                 1330207        NO
---------------------------------------------------------------------------------------------------------------
Omegabond 100 (catalyst & resin)             Omega Engineering         X                 25068-38-6     NO
---------------------------------------------------------------------------------------------------------------
Output Activator (17100)                     Loctite                             X       109-87-5       NO
---------------------------------------------------------------------------------------------------------------
Output Activator (17100)                     Loctite                             X       13395-16-9     NO
---------------------------------------------------------------------------------------------------------------
Output Activator (17100)                     Loctite                             X       67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Output Activator (17100)                     Loctite                             X       68411-20-1     NO
---------------------------------------------------------------------------------------------------------------
Output Activator (17100)                     Loctite                             X       71-55-6        NO
---------------------------------------------------------------------------------------------------------------
Output Repair Adhesive (17041)               Loctite                             X       126904-15-2    NO
---------------------------------------------------------------------------------------------------------------
Output Repair Adhesive (17041)               Loctite                             X       21645-51-2     NO
---------------------------------------------------------------------------------------------------------------
Output Repair Adhesive (17041)               Loctite                             X       2455-24-5      NO
---------------------------------------------------------------------------------------------------------------
Output Repair Adhesive (17041)               Loctite                             X       27813-02-1     NO
---------------------------------------------------------------------------------------------------------------
Output Repair Adhesive (17041)               Loctite                             X       80-15-9        NO
---------------------------------------------------------------------------------------------------------------
Output Repair Adhesive (17041)               Loctite                             X       81-07-2        YES
---------------------------------------------------------------------------------------------------------------
Oxide Free Solder Cream                      Multicore Solders              X            7439-92-1      NO
---------------------------------------------------------------------------------------------------------------
Oxide Free Solder Cream                      Multicore Solders              X            7440-22-4      NO
---------------------------------------------------------------------------------------------------------------
Oxide Free Solder Cream                      Multicore Solders              X            7440-31-5      NO
---------------------------------------------------------------------------------------------------------------
Oxide Free Solder Cream                      Multicore Solders              X            8050-09-7      YES
---------------------------------------------------------------------------------------------------------------
Pad Printing Ink P - NT                      TampoPrint                          X       n/a            NO
---------------------------------------------------------------------------------------------------------------

Schedule 5.12                 CHEMICAL INVENTORY LIST         Health and Safety

---------------------------------------------------------------------------------------------------------------
                                                                           LOCATION
               CHEMICAL NAME                                          -----------------               CARCIN.
                 OR FAMILY                 MANUFACTURED BY             CE  HWF  MFG  MS    CAS NO.   YES OR NO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Parafin Pale Oils                            Busch Inc.                     X            647-42-650     NO
---------------------------------------------------------------------------------------------------------------
PCB Etchant solution                         Archer (Radio Shack)           X            276-1535-A     NO
---------------------------------------------------------------------------------------------------------------
Phosphated Aikyl Ethoxilate Potassium Salt   Tech Spray                     X            68071-17-0     NO
---------------------------------------------------------------------------------------------------------------
Plastic Cleaner                              TampoPrint                          X       107-98-2       NO
---------------------------------------------------------------------------------------------------------------
Poly (oxy-1, 2-ethanediyl)                   Tech Spray                     X            9016-45-9      NO
---------------------------------------------------------------------------------------------------------------
Potassium Chloride                           Fisher Chemical           X                 7447-40-7      NO
---------------------------------------------------------------------------------------------------------------
Potassium Ferricyanide                       Fisher Chemical           X                 13476-66-2     NO
---------------------------------------------------------------------------------------------------------------
Potassium Hydroxide                          Tech Spray                     X            1310-58-3      NO
---------------------------------------------------------------------------------------------------------------
Precision Blue Layout Fluid                  Precision Brand Inc.      X                 109-60-4       NO
---------------------------------------------------------------------------------------------------------------
Precision Blue Layout Fluid                  Precision Brand Inc.      X                 123-86-4       NO
---------------------------------------------------------------------------------------------------------------
Precision Blue Layout Fluid                  Precision Brand Inc.      X                 64-17-5        NO
---------------------------------------------------------------------------------------------------------------
Precision Blue Layout Fluid                  Precision Brand Inc.      X                 67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Precision Blue Layout Fluid                  Precision Brand Inc.      X                 71-36-3        NO
---------------------------------------------------------------------------------------------------------------
Precision Blue Layout Fluid                  Precision Brand Inc.      X                 9004-70-0      NO
---------------------------------------------------------------------------------------------------------------
Prism 411 Adhesive                           Loctite                             X       112945-52-5    NO
---------------------------------------------------------------------------------------------------------------
Prism 411 Adhesive                           Loctite                             X       123-31-9       NO
---------------------------------------------------------------------------------------------------------------
Prism 411 Adhesive                           Loctite                             X       7085-85-0      NO
---------------------------------------------------------------------------------------------------------------
Prism 411 Adhesive                           Loctite                             X       85-44-9        NO
---------------------------------------------------------------------------------------------------------------
Prism 411 Adhesive                           Loctite                             X       9011-14-7      NO
---------------------------------------------------------------------------------------------------------------
Propane                                      Weller                    X                                NO
---------------------------------------------------------------------------------------------------------------
Propanol                                     Tech Spray                     X            67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Rapid Mark Ink                               Ranger Industries                   X       111-76-2       NO
---------------------------------------------------------------------------------------------------------------
Rapid Mark Ink                               Ranger Industries                   X       112-34-5       NO
---------------------------------------------------------------------------------------------------------------
Rapid Mark Ink                               Ranger Industries                   X       67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Rapid Mark Ink                               Ranger Industries                   X       71-23-8        NO
---------------------------------------------------------------------------------------------------------------
Red GLLPT Varnish                            GC Electronics                 X    X       1330-20-7      NO
---------------------------------------------------------------------------------------------------------------
Red GLLPT Varnish                            GC Electronics                 X    X       68459-31-4     NO
---------------------------------------------------------------------------------------------------------------
Red GLLPT Varnish                            GC Electronics                      X       8011-97-0      NO
---------------------------------------------------------------------------------------------------------------
Red Glpt Varnish                             GC Electronics                 X            8011-97-0      NO
---------------------------------------------------------------------------------------------------------------
Reztore Anti-static cleaner                  Charleswater Div.                   X       111-76-2       NO
---------------------------------------------------------------------------------------------------------------
Reztore Anti-static cleaner                  Charleswater Div.                   X       25322-68-3     NO
---------------------------------------------------------------------------------------------------------------
Reztore Anti-static cleaner                  Charleswater Div.                   X       68412-54-4     NO
---------------------------------------------------------------------------------------------------------------
Rosin Flux 1544                              Kester                         X                           NO
---------------------------------------------------------------------------------------------------------------
Safezone                                     Miller-Stephenson                   X       124-38-9       NO
---------------------------------------------------------------------------------------------------------------
Safezone                                     Miller-Stephenson                   X       1717-00-6      NO
---------------------------------------------------------------------------------------------------------------
Safezone Cleaning Sol. & Flux Rem (MS-197)   Miller-Stephenson              X            67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Sani-Kleen                                   Terand Industries                   X                      NO
---------------------------------------------------------------------------------------------------------------
Sani-Kleen                                   Terand Industries                   X       64741-65-7     NO
---------------------------------------------------------------------------------------------------------------
Sani-Kleen                                   Terand Industries                   X       112-80-1       NO
---------------------------------------------------------------------------------------------------------------

Schedule 5.12                 CHEMICAL INVENTORY LIST         Health and Safety

---------------------------------------------------------------------------------------------------------------
                                                                           LOCATION
               CHEMICAL NAME                                          -----------------               CARCIN.
                 OR FAMILY                 MANUFACTURED BY             CE  HWF  MFG  MS    CAS NO.   YES OR NO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Sani-Kleen                                   Terand Industries                   X       68476-85-7     NO
---------------------------------------------------------------------------------------------------------------
Scotchcast filled service wire cleaning kit  3M                             X                           NO
---------------------------------------------------------------------------------------------------------------
Silicone Heat Sink Compound                  GC Electronics                      X       1314-13-2      NO
---------------------------------------------------------------------------------------------------------------
Silicone Heat Sink Compound                  GC Electronics                      X       63148-62-9     NO
---------------------------------------------------------------------------------------------------------------
Soder-Wick Fine-Braid                        Soder-Wick                          X       7440-50-8      NO
---------------------------------------------------------------------------------------------------------------
Soder-Wick Fine-Braid                        Soder-Wick                          X       8050-09-7      NO
---------------------------------------------------------------------------------------------------------------
Sodium Hydroxide 1N Solution                 Fisher Chemical           X                 1310-73-2      NO
---------------------------------------------------------------------------------------------------------------
Sodum Metasilicate                           Tech Spray                     X            6834-92-0      NO
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       AIM                                 X       7439-92-1      YES
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       AIM                                 X       7440-22-4      NO
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       AIM                                 X       7440-31-5      NO
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       Kester                              X       7439-92-1      YES
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       Kester                              X       7440-22-4      NO
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       Kester                              X       7440-31-5      NO
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       Kester                              X       7440-36-0      NO
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       Kester                              X       7440-50-8      NO
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       Kester                              X       7440-69-9      NO
---------------------------------------------------------------------------------------------------------------
Solder Alloys (Leaded)                       Kester                              X       7440-74-6      NO
---------------------------------------------------------------------------------------------------------------
SP-244 Solder Paste Flux                     Kester                              X       112-34-5       NO
---------------------------------------------------------------------------------------------------------------
SP-244 Solder Paste Flux                     Kester                              X       65997-05-9     NO
---------------------------------------------------------------------------------------------------------------
SP-244 Solder Paste Flux                     Kester                              X       8032-32-4      NO
---------------------------------------------------------------------------------------------------------------
Static Free SD-28                            Chemtronics                    X    X       64-17-5        NO
---------------------------------------------------------------------------------------------------------------
Static Free SD-28                            Chemtronics                    X    X       67633-57-2     NO
---------------------------------------------------------------------------------------------------------------
Static Free SD-43                            Chemtronics                         X       68308-67-8     NO
---------------------------------------------------------------------------------------------------------------
Static Free SD-7 Plast-N-Glas                Chemtronics                         X       5131-66-8      NO
---------------------------------------------------------------------------------------------------------------
Static Free SD-7 Plast-N-Glas                Chemtronics                    X    X       67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Static Free SD-7 Plast-N-Glas                Chemtronics                         X       74-98-6        NO
---------------------------------------------------------------------------------------------------------------
Static Free SD-7 Plast-N-Glas                Chemtronics                         X       75-28-5        NO
---------------------------------------------------------------------------------------------------------------
Static Free SD-7 Plast-N-Glas                Chemtronics                    X    X       7732-18-5      NO
---------------------------------------------------------------------------------------------------------------
Super Bio-Wash ES1648T                       Chemtronics                         X       111-76-2       NO
---------------------------------------------------------------------------------------------------------------
Super Bio-Wash ES1648T                       Chemtronics                         X       34590-94-8     NO
---------------------------------------------------------------------------------------------------------------
Super Bio-Wash ES1648T                       Chemtronics                         X       67-63-0        NO
---------------------------------------------------------------------------------------------------------------
Super Bio-Wash ES1648T                       Chemtronics                         X       7732-18-5      NO
---------------------------------------------------------------------------------------------------------------
Super Bio-Wash ES1648T                       Chemtronics                         X       872-50-4       NO
---------------------------------------------------------------------------------------------------------------
Tak Pack 38203                               Loctite Corp.                  X    X       123-31-9       NO
---------------------------------------------------------------------------------------------------------------
Tak Pack 38203                               Loctite Corp.                  X    X       7085-85-0      NO
---------------------------------------------------------------------------------------------------------------
Tak Pack 38203                               Loctite Corp.                  X    X       9011-14-7      NO
---------------------------------------------------------------------------------------------------------------
Tak Pak                                      Loctite Corp.                  X    X       106-97-8       NO
---------------------------------------------------------------------------------------------------------------
Tak Pak                                      Loctite Corp.                  X    X       67-64-1        NO
---------------------------------------------------------------------------------------------------------------

Schedule 5.12                 CHEMICAL INVENTORY LIST         Health and Safety

---------------------------------------------------------------------------------------------------------------
                                                                           LOCATION
               CHEMICAL NAME                                          -----------------               CARCIN.
                 OR FAMILY                 MANUFACTURED BY             CE  HWF  MFG  MS    CAS NO.   YES OR NO
---------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Tak Pak                                      Loctite Corp.                  X    X       74-98-6        NO
----------------------------------------------------------------------------------------------------------------
Tak Pak                                      Loctite Corp.                  X    X       76-13-1        NO
----------------------------------------------------------------------------------------------------------------
Tak Pak                                      Loctite Corp.                  X    X       99-97-8        NO
----------------------------------------------------------------------------------------------------------------
Tak Pak Ultra                                Loctite                        X    X       112945-52-5    NO
----------------------------------------------------------------------------------------------------------------
Tak Pak Ultra                                Loctite                        X    X       85-44-9        NO
----------------------------------------------------------------------------------------------------------------
Thinner VD                                   TampoPrint                          X       108-94-1       NO
----------------------------------------------------------------------------------------------------------------
Thinner VD                                   TampoPrint                          X       123-86-4       NO
----------------------------------------------------------------------------------------------------------------
Thinner VD                                   TampoPrint                          X       108-65-6       NO
----------------------------------------------------------------------------------------------------------------
Thinner VD                                   TampoPrint                          X       108-67-8       NO
----------------------------------------------------------------------------------------------------------------
Thinner VD                                   TampoPrint                          X       98-82-8        NO
----------------------------------------------------------------------------------------------------------------
Thinner VD                                   TampoPrint                          X       1330-20-7      NO
----------------------------------------------------------------------------------------------------------------
Threadlocker 222                             Loctite                        X    X       112945-52-5    NO
----------------------------------------------------------------------------------------------------------------
Threadlocker 222                             Loctite                        X    X       13463-67-7     NO
----------------------------------------------------------------------------------------------------------------
Threadlocker 222                             Loctite                        X    X       25852-47-5     NO
----------------------------------------------------------------------------------------------------------------
Threadlocker 222                             Loctite                        X    X       613-48-9       NO
----------------------------------------------------------------------------------------------------------------
Threadlocker 222                             Loctite                        X    X       67-56-1        NO
----------------------------------------------------------------------------------------------------------------
Threadlocker 222                             Loctite                        X    X       80-15-9        NO
----------------------------------------------------------------------------------------------------------------
Threadlocker 222                             Loctite                        X    X       81-07-2        NO
----------------------------------------------------------------------------------------------------------------
Threadlocker 222                             Loctite                        X    X       9004-96-0      NO
----------------------------------------------------------------------------------------------------------------
Tip Tinner                                   R&R Lotion                          X       7440-31-5      NO
----------------------------------------------------------------------------------------------------------------
Tributozyethyl Phosphate                     Tech Spray                     X            78-51-3        NO
----------------------------------------------------------------------------------------------------------------
Ultra Jet 2000 ES1020                        Chemtronics                         X       811-97-2       NO
----------------------------------------------------------------------------------------------------------------
UltraJet                                     Chemtronics               X    X            75-45-6        NO
----------------------------------------------------------------------------------------------------------------
Uranine                                      Fisher Chemical           X                 516-47-6       NO
----------------------------------------------------------------------------------------------------------------
WATER                                                                  X    X    X   X   07732-18-5     NO
----------------------------------------------------------------------------------------------------------------
WD 40                                        WD-40 Co.                      X            64742-65-0     NO
----------------------------------------------------------------------------------------------------------------
WD 40                                        WD-40 Co.                      X            68476-85-7     NO
----------------------------------------------------------------------------------------------------------------
WD 40                                        WD-40 Co.                      X            8052-41-3      NO
----------------------------------------------------------------------------------------------------------------
White System Board Cleaner                   Dixon Ticonderoga Co.          X            64-17-5        NO
----------------------------------------------------------------------------------------------------------------
White System Board Cleaner                   Dixon Ticonderoga Co.          X            71-23-8        NO
----------------------------------------------------------------------------------------------------------------
White System Board Cleaner                   Dixon Ticonderoga Co.          X            7732-18-5      NO
----------------------------------------------------------------------------------------------------------------
Zero Charge Anti-Static Screen & Keyboard    Tech Spray, Inc.          X         X   X   108-10-1       NO
----------------------------------------------------------------------------------------------------------------
Zero Charge Anti-Static Screen & Keyboard    Tech Spray, Inc.          X         X   X   64-17-5        NO
----------------------------------------------------------------------------------------------------------------
Zero Charge Anti-Static Screen & Keyboard    Tech Spray, Inc.          X         X   X   67-56-1        NO
----------------------------------------------------------------------------------------------------------------
Zero Charge Anti-Static Screen & Keyboard    Tech Spray, Inc.          X         X   X   67-63-0        NO
----------------------------------------------------------------------------------------------------------------
Zero Charge Anti-Static Screen & Keyboard    Tech Spray, Inc.          X         X   X   6807-19-5      NO
----------------------------------------------------------------------------------------------------------------
Zero Charge Anti-Static Screen & Keyboard    Tech Spray, Inc.          X         X   X   9016-45-9      NO
----------------------------------------------------------------------------------------------------------------
Zinc Oxide Complex                           Tech Spray                     X            1314-13-2      NO
----------------------------------------------------------------------------------------------------------------

Schedule 5.12
Health and Safety

Bureau of Labor Statistics                         U.S. Department of Labor
Log and Summary of Occupational                                                           For Calendar Year 1993
Injuries and Illnesses
                                                                                                   Form Approved
                                                                                            O.M.B. No. 1220 0029
--------------------------------------------------------  ------------------------------------------------------
NOTE: This form is required by Public Law 91-596 and      RECORDABLE CASES: You are required to record
must be kept in the establishment for 5                   information about every occupational death, every
years.  Failure to maintain and post can result in        nonfatal occupational illness,
the issuance of citations and assessment of               and those nonfatal occupational injuries which
penalties. (See posting requirements on the other side    involve one or more of the following: loss of
of form.)                                                 consciousness, restriction of work or
                                                          motion, transfer to another job, or medical
                                                          treatment (other than first aid). (See definitions
                                                          on the other side of form.)
-----------------------------------------------------------------------------------------------------------------
Case or File No.    Date of Injury     Employee's Name    Occupation        Department         Description of
                    or                                                                         Injury or
                    Onset of Illness                                                           Illness

Enter a nondupli-   Enter Mo./day.     Enter first        Enter regular     Enter dept. in     Enter a brief
cating number which                    name or initial,   job title, not    which em-          description of
will facilitate                        middle initial,    activity em-      ployee is          the injury
comparisons                            last name.         ployee was        regularly          or illness and
with                                                      performing        employed or        indicate
supplementary                                             when injured      a description      the part or
records.                                                  or at onset       of normal          parts of the
                                                          of illness. In    workplace to       body affected.
                                                          the absence       which em-
                                                          of a formal       ployee is          Typical en-
                                                          title, enter a    assigned,          tries for this
                                                          brief descr-      even though        column might be
                                                          iption of the     temporarily        amputation
                                                          employee's        working in         of 1st joint
                                                          duties.           another dept.      rt.
                                                                            at the time of     fore-finger,
                                                                            injury or          strain of lower
                                                                            illness.           back, contact
                                                                                               dermatitis on
                                                                                               both hands,
                                                                                               electrocution
                                                                                               body.

(A)                 (B)                (C)                (D)               (E)                (F)
------------------  -----------------  -----------------  ----------------  -----------------  -----------------
                                                                                               PREVIOUS PAGE
                                                                                               TOTALS ->
-----------------------------------------------------------------------------------------------------------------
0193                08/04              *****************  Test Operator     Manufactur         Minor
                                       *****************                    -ing               electrical shock
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                               TOTALS
                                                                                               (Instructions
                                                                                               on other side
                                                                                               of form.)
-----------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------
Company Name:                       BroadBand Technologies, Inc.

----------------------------------------------------------------------------------------------------------------
Establishment Name:

----------------------------------------------------------------------------------------------------------------
Establishment Address:              Post Office Box 13737, Research Triangle Park, North Carolina 27709


----------------------------------------------------------------------------------------------------------------
Extent of and Outcome of INJURY
----------------------------------------------------------------------------------------------------------------
Fatalities         Nonfatal Injuries
----------------------------------------------------------------------------------------------------------------
Injury Related     Injuries With Lost Workdays                                                 Injuries
                                                                                               Without Lost
                                                                                               Workdays
                   -------------------------------------------------------------------------
Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK if
death.             if injury          if injury          DAYS away from     DAYS of            no entry was
                   involves days      involves           work.              restricted         made in
                   away from          days away from                        work activity.     columns 1 or 2
                   work, or days      work.                                                    but the
                   of restricted                                                               injury is
Mo./day/yr.        work activity,                                                              recordable as
                   or both.                                                                    defined above.
(1)                (2)                (3)                (4)                (5)                (6)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------


----------------------------------------------------------------------------------------------------------------
                                                                                               X

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0                  0                  0                  0                  0                  1



----------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Type, Extent of, and Outcome of ILLNESS

----------------------------------------------------------------------------------------------------------------
Type of Illness

----------------------------------------------------------------------------------------------------------------
CHECK Only One Column for Each Illness (See other side of form for terminations or permanent transfers.)








Occupa-         Dust       Respiratory    Poisoning         Disorders      Disorders      All
tional skin     diseases   conditions     (systemic         due to         associated     other
diseases        of         due to         effects           physical       with           occupation
or              the        toxic          of                agents         repeated       illnesses
disorders       lungs      agents         toxic                            trauma
                                          materials)
----------------------------------------------------------------------------------------------------------------






                              (7)


----------------------------------------------------------------------------------------------------------------
(a)             (b)        (c)            (d)               (e)            (f)            (g)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0               0          0              0                 0              0              0



----------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------
 Fatalities         Nonfatal Illnesses
-----------------------------------------------------------------------------------------------------------------
 Illness Related    Illnesses With Lost Workdays                                                Illnesses
                                                                                                Without Lost
                                                                                                Workdays
 -------------------------------------------------------------------------------------------
 Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK
 death.             if                 if                 DAYS away from     DAYS of            if
                    illness involves   illness involves   work.              restricted         no entry was
                    days away from     days away from                        work activity.     made in
                    work,              work.                                                    columns 8 or 9.
                    or days of
 Mo./day/yr.        restricted
                    work activity,
                    or both.

 (8)                (9)                (10)               (11)               (12)               (13)
 -----------------  -----------------  -----------------  -----------------  -----------------  -----------------


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 0                  0                  0                  0                  0                  0



-----------------------------------------------------------------------------------------------------------------


Certification of Annual Summary Totals By /s/ JoLyn Geisg Title: Human Resources Assistant Date: 01/04/94

OSHA No. 200                        OSHA No. 20C POST ONLY THIS PORTION OF THE LAST PAGE NO LATER THAN FEBRUARY 1.

Schedule 5.12
Health and Safety


Bureau of Labor Statistics                                                             U.S. Department of Labor
Log and Summary of Occupational
Injuries and Illnesses                                                                            For Calendar Year 1994 Page 1 of 1



                                                          U.S. Department of Labor
                                                                                          For Calendar Year 1994

                                                                                                   Form Approved
                                                                                            O.M.B. No. 1220 0029
--------------------------------------------------------  ------------------------------------------------------
NOTE: This form is required by Public Law 91-596 and      RECORDABLE CASES: You are required to record
must be kept in the establishment for 5                   information about every occupational death, every
years.  Failure to maintain and post can result in        nonfatal occupational illness,
the issuance of citations and assessment of               and those nonfatal occupational injuries which
penalties. (See posting requirements on the other side    involve one or more of the following: loss of
of form.)                                                 consciousness, restriction of work or
                                                          motion, transfer to another job, or medical
                                                          treatment (other than first aid). (See definitions
                                                          on the other side of form.)
-----------------------------------------------------------------------------------------------------------------
Case or File No.    Date of Injury     Employee's Name    Occupation        Department         Description of
                    or                                                                         Injury or
                    Onset of Illness                                                           Illness

Enter a nondupli-   Enter Mo./day.     Enter first        Enter regular     Enter dept. in     Enter a brief
cating number which                    name or initial,   job title, not    which em-          description of
will facilitate                        middle initial,    activity em-      ployee is          the injury
comparisons                            last name.         ployee was        regularly          or illness and
with                                                      performing        employed or        indicate
supplementary                                             when injured      a description      the part or
records.                                                  or at onset       of normal          parts of the
                                                          of illness. In    workplace to       body affected.
                                                          the absence       which em-
                                                          of a formal       ployee is          Typical en-
                                                          title, enter a    assigned,          tries for this
                                                          brief descr-      even though        column might be
                                                          iption of the     temporarily        amputation
                                                          employee's        working in         of 1st joint
                                                          duties.           another dept.      rt.
                                                                            at the time of     fore-finger,
                                                                            injury or          strain of lower
                                                                            illness.           back, contact
                                                                                               dermatitis on
                                                                                               both hands,
                                                                                               electrocution
                                                                                               body.

(A)                 (B)                (C)                (D)               (E)                (F)
------------------  -----------------  -----------------  ----------------  -----------------  -----------------
                                                                                               PREVIOUS PAGE
                                                                                               TOTALS ->
-----------------------------------------------------------------------------------------------------------------
0194                05/21              *********          Customer          Marketing          Spiral Fx R.
                                       *********          Svc. Rep.                            Hand
-----------------------------------------------------------------------------------------------------------------
0294                08/08              *********          Assembler         Manufactur-        Laceration
                                       *********                            ing                Left Hand
-----------------------------------------------------------------------------------------------------------------
0394                09/19              *********          Project Mgr.      Marketing          Back Injury
-----------------------------------------------------------------------------------------------------------------
0494                10/28              *********          Test Oper.        Manufactur-        Sprain
                                       *********                            ing                Ankle (R)
-----------------------------------------------------------------------------------------------------------------
0594                10/31              *********          Technician        Manufactur-        Puncture
                                                                                               Wound
                                                                                               left arm
-----------------------------------------------------------------------------------------------------------------
0694                12/16              *********          Shipper/          Manufactur-        Knee
                                       *********          Receiver          ing                Injury
                                                                                               (Right)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                                                                                               TOTALS
                                                                                               (Instructions
                                                                                               on
                                                                                               other
                                                                                               side of
                                                                                               form.)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
Company Name:                       BroadBand Technologies, Inc.

----------------------------------------------------------------------------------------------------------------
Establishment Name:

----------------------------------------------------------------------------------------------------------------
Establishment Address:              Post Office Box 13737, Research Triangle Park, North Carolina 27709


----------------------------------------------------------------------------------------------------------------
Extent of and Outcome of INJURY
----------------------------------------------------------------------------------------------------------------
Fatalities         Nonfatal Injuries
----------------------------------------------------------------------------------------------------------------
Injury Related     Injuries With Lost Workdays                                                 Injuries
                                                                                               Without Lost
                                                                                               Workdays
                   -------------------------------------------------------------------------
Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK if
death.             if injury          if injury          DAYS away from     DAYS of            no entry was
                   involves days      involves           work.              restricted         made in
                   away from          days away from                        work activity.     columns 1 or 2
                   work, or days      work.                                                    but the
                   of restricted                                                               injury is
Mo./day/yr.        work activity,                                                              recordable as
                   or both.                                                                    defined above.
(1)                (2)                (3)                (4)                (5)                (6)
----------------------------------------------------------------------------------------------------------------
                                                                                               X
----------------------------------------------------------------------------------------------------------------
                    X                  X                  1                 4
----------------------------------------------------------------------------------------------------------------
                    X                  X                 30
----------------------------------------------------------------------------------------------------------------
                                                                                               X
----------------------------------------------------------------------------------------------------------------
                    X                                                       2
----------------------------------------------------------------------------------------------------------------
                    X                  X                  3
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0                   4                  3                 34                 6                  2


----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Type, Extent of, and Outcome of ILLNESS

----------------------------------------------------------------------------------------------------------------
Type of Illness

----------------------------------------------------------------------------------------------------------------
CHECK Only One Column for Each Illness (See other side of form for terminations or permanent transfers.)








Occupa-         Dust       Respiratory    Poisoning         Disorders      Disorders      All
tional skin     diseases   conditions     (systemic         due to         associated     other
diseases        of         due to         effects           physical       with           occupation
or              the        toxic          of                agents         repeated       illnesses
disorders       lungs      agents         toxic                            trauma
                                          materials)
----------------------------------------------------------------------------------------------------------------






                              (7)


----------------------------------------------------------------------------------------------------------------
(a)             (b)        (c)            (d)               (e)            (f)            (g)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0               0          0              0                 0              0              0



----------------------------------------------------------------------------------------------------------------





 Fatalities         Nonfatal Illnesses
-----------------------------------------------------------------------------------------------------------------
 Illness Related    Illnesses With Lost Workdays                                                Illnesses
                                                                                                Without Lost
                                                                                                Workdays
 -------------------------------------------------------------------------------------------
 Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK
 death.             if                 if                 DAYS away from     DAYS of            if
                    illness involves   illness involves   work.              restricted         no entry was
                    days away from     days away from                        work activity.     made in
                    work,              work.                                                    columns 8 or 9.
                    or days of
 Mo./day/yr.        restricted
                    work activity,
                    or both.

 (8)                (9)                (10)               (11)               (12)               (13)
 -----------------  -----------------  -----------------  -----------------  -----------------  -----------------


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 0                  0                  0                  0                  0                  0



-----------------------------------------------------------------------------------------------------------------

Certification of Annual Summary Totals By /s/ Keisha Jenkins Title: H Date:

OSHA No. 200    OSHA No. 20C        POST ONLY THIS PORTION OF THE LAST PAGE NO LATER THAN FEBRUARY 1.

Schedule 5.12
Health and Safety


Bureau of Labor Statistics                                                             U.S. Department of Labor
Log and Summary of Occupational
Injuries and Illnesses                                                                For Calendar Year 1994  Page 1 of 1



                                                           U.S. Department of Labor
                                                                                          For Calendar Year 1995

                                                                                                   Form Approved
                                                                                            O.M.B. No. 1220 0029
--------------------------------------------------------  ------------------------------------------------------
NOTE: This form is required by Public Law 91-596 and      RECORDABLE CASES: You are required to record
must be kept in the establishment for 5                   information about every occupational death, every
years.  Failure to maintain and post can result in        nonfatal occupational illness,
the issuance of citations and assessment of               and those nonfatal occupational injuries which
penalties. (See posting requirements on the other side    involve one or more of the following: loss of
of form.)                                                 consciousness, restriction of work or
                                                          motion, transfer to another job, or medical
                                                          treatment (other than first aid). (See definitions
                                                          on the other side of form.)
-----------------------------------------------------------------------------------------------------------------
Case or File No.    Date of Injury     Employee's Name    Occupation        Department         Description of
                    or                                                                         Injury or
                    Onset of Illness                                                           Illness

Enter a nondupli-   Enter Mo./day.     Enter first        Enter regular     Enter dept. in     Enter a brief
cating number which                    name or initial,   job title, not    which em-          description of
will facilitate                        middle initial,    activity em-      ployee is          the injury
comparisons                            last name.         ployee was        regularly          or illness and
with                                                      performing        employed or        indicate
supplementary                                             when injured      a description      the part or
records.                                                  or at onset       of normal          parts of the
                                                          of illness. In    workplace to       body affected.
                                                          the absence       which em-
                                                          of a formal       ployee is          Typical en-
                                                          title, enter a    assigned,          tries for this
                                                          brief descr-      even though        column might be
                                                          iption of the     temporarily        amputation
                                                          employee's        working in         of 1st joint
                                                          duties.           another dept.      rt.
                                                                            at the time of     fore-finger,
                                                                            injury or          strain of lower
                                                                            illness.           back, contact
                                                                                               dermatitis on
                                                                                               both hands,
                                                                                               electrocution
                                                                                               body.

(A)                 (B)                (C)                (D)               (E)                (F)
------------------  -----------------  -----------------  ----------------  -----------------  -----------------
                                                                                               PREVIOUS PAGE
                                                                                               TOTALS ->
-----------------------------------------------------------------------------------------------------------------
0195                1/10/95            *****************  Secretary         Manufactur-
                                       *****************                    ing
-----------------------------------------------------------------------------------------------------------------
0295                8/3/95             *****************  Assembler         Manufactur-        Carpel Tunnel
                                                                            ing                right hand
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                               TOTALS
                                                                                               (Instructions
                                                                                               on other side
                                                                                               of form.)
-----------------------------------------------------------------------------------------------------------------


OSHA No. 200


----------------------------------------------------------------------------------------------------------------
Company Name:                       BroadBand Technologies, Inc.

----------------------------------------------------------------------------------------------------------------
Establishment Name:

----------------------------------------------------------------------------------------------------------------
Establishment Address:              Post Office Box 13737, Research Triangle Park, North Carolina 27709


----------------------------------------------------------------------------------------------------------------
Extent of and Outcome of INJURY
----------------------------------------------------------------------------------------------------------------
Fatalities         Nonfatal Injuries
----------------------------------------------------------------------------------------------------------------
Injury Related     Injuries With Lost Workdays                                                 Injuries
                                                                                               Without Lost
                                                                                               Workdays
                   -------------------------------------------------------------------------
Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK if
death.             if injury          if injury          DAYS away from     DAYS of            no entry was
                   involves days      involves           work.              restricted         made in
                   away from          days away from                        work activity.     columns 1 or 2
                   work, or days      work.                                                    but the
                   of restricted                                                               injury is
Mo./day/yr.        work activity,                                                              recordable as
                   or both.                                                                    defined above.
(1)                (2)                (3)                (4)                (5)                (6)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                    X                  X                  2                 7
----------------------------------------------------------------------------------------------------------------
                    X                  X                  8                39                  X
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0                  1                  1                   10                46                 1



----------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Type, Extent of, and Outcome of ILLNESS

----------------------------------------------------------------------------------------------------------------
Type of Illness

----------------------------------------------------------------------------------------------------------------
CHECK Only One Column for Each Illness (See other side of form for terminations or permanent transfers.)








Occupa-         Dust       Respiratory    Poisoning         Disorders      Disorders      All
tional skin     diseases   conditions     (systemic         due to         associated     other
diseases        of         due to         effects           physical       with           occupation
or              the        toxic          of                agents         repeated       illnesses
disorders       lungs      agents         toxic                            trauma
                                          materials)
----------------------------------------------------------------------------------------------------------------






                              (7)


----------------------------------------------------------------------------------------------------------------
(a)             (b)        (c)            (d)               (e)            (f)            (g)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0               0          0              0                 0              0              0



----------------------------------------------------------------------------------------------------------------



 Fatalities         Nonfatal Illnesses
-----------------------------------------------------------------------------------------------------------------
 Illness Related    Illnesses With Lost Workdays                                                Illnesses
                                                                                                Without Lost
                                                                                                Workdays
 -------------------------------------------------------------------------------------------
 Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK
 death.             if                 if                 DAYS away from     DAYS of            if
                    illness involves   illness involves   work.              restricted         no entry was
                    days away from     days away from                        work activity.     made in
                    work,              work.                                                    columns 8 or 9.
                    or days of
 Mo./day/yr.        restricted
                    work activity,
                    or both.

 (8)                (9)                (10)               (11)               (12)               (13)
 -----------------  -----------------  -----------------  -----------------  -----------------  -----------------


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 0                  0                  0                  0                  0                  0



-----------------------------------------------------------------------------------------------------------------

Certification of Annual Summary Totals By /s/ Keisha Jenkins Title: H. R. Secretary Date: 01/16/96

OSHA No. 200    OSHA No. 20C  POST ONLY THIS PORTION OF THE LAST PAGE NO LATER THAN FEBRUARY 1.

Schedule 5.12
Health and Safety


Bureau of Labor Statistics                                                             U.S. Department of Labor
Log and Summary of Occupational
Injuries and Illnesses                                                                For Calendar Year 1994 Page 1 of 1




                                                                                          For Calendar Year 1996

                                                                                                   Form Approved
                                                                                            O.M.B. No. 1220 0029
--------------------------------------------------------  ------------------------------------------------------
NOTE: This form is required by Public Law 91-596 and      RECORDABLE CASES: You are required to record
must be kept in the establishment for 5                   information about every occupational death, every
years.  Failure to maintain and post can result in        nonfatal occupational illness,
the issuance of citations and assessment of               and those nonfatal occupational injuries which
penalties. (See posting requirements on the other side    involve one or more of the following: loss of
of form.)                                                 consciousness, restriction of work or
                                                          motion, transfer to another job, or medical
                                                          treatment (other than first aid). (See definitions
                                                          on the other side of form.)
-----------------------------------------------------------------------------------------------------------------
Case or File No.    Date of Injury     Employee's Name    Occupation        Department         Description of
                    or                                                                         Injury or
                    Onset of Illness                                                           Illness

Enter a nondupli-   Enter Mo./day.     Enter first        Enter regular     Enter dept. in     Enter a brief
cating number which                    name or initial,   job title, not    which em-          description of
will facilitate                        middle initial,    activity em-      ployee is          the injury
comparisons                            last name.         ployee was        regularly          or illness and
with                                                      performing        employed or        indicate
supplementary                                             when injured      a description      the part or
records.                                                  or at onset       of normal          parts of the
                                                          of illness. In    workplace to       body affected.
                                                          the absence       which em-
                                                          of a formal       ployee is          Typical en-
                                                          title, enter a    assigned,          tries for this
                                                          brief descr-      even though        column might be
                                                          iption of the     temporarily        amputation
                                                          employee's        working in         of 1st joint
                                                          duties.           another dept.      rt.
                                                                            at the time of     fore-finger,
                                                                            injury or          strain of lower
                                                                            illness.           back, contact
                                                                                               dermatitis on
                                                                                               both hands,
                                                                                               electrocution
                                                                                               body.

(A)                 (B)                (C)                (D)               (E)                (F)
------------------  -----------------  -----------------  ----------------  -----------------  -----------------
                                                                                               PREVIOUS PAGE
                                                                                               TOTALS ->
-----------------------------------------------------------------------------------------------------------------
0196                2/15               *****************  Sr. Technician    Engineering        Carpel Tunnel
                                       *****************
-----------------------------------------------------------------------------------------------------------------
0296                6/17               *****************  Sr. Engineer      Engineering        Occult fracture
                                                                                               rt. elbow
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                               TOTALS
                                                                                               (Instructions
                                                                                               on other side
                                                                                               of form.)
-----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
Company Name:                       BroadBand Technologies, Inc.

----------------------------------------------------------------------------------------------------------------
Establishment Name:

----------------------------------------------------------------------------------------------------------------
Establishment Address:              Post Office Box 13737, Research Triangle Park, North Carolina 27709


----------------------------------------------------------------------------------------------------------------
Extent of and Outcome of INJURY
----------------------------------------------------------------------------------------------------------------
Fatalities         Nonfatal Injuries
----------------------------------------------------------------------------------------------------------------
Injury Related     Injuries With Lost Workdays                                                 Injuries
                                                                                               Without Lost
                                                                                               Workdays
                   -------------------------------------------------------------------------
Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK if
death.             if injury          if injury          DAYS away from     DAYS of            no entry was
                   involves days      involves           work.              restricted         made in
                   away from          days away from                        work activity.     columns 1 or 2
                   work, or days      work.                                                    but the
                   of restricted                                                               injury is
Mo./day/yr.        work activity,                                                              recordable as
                   or both.                                                                    defined above.
(1)                (2)                (3)                (4)                (5)                (6)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                               X
----------------------------------------------------------------------------------------------------------------
                                                                                               X
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0                  0                  0                   0                 0                  1



----------------------------------------------------------------------------------------------------------------









----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Type, Extent of, and Outcome of ILLNESS

----------------------------------------------------------------------------------------------------------------
Type of Illness

----------------------------------------------------------------------------------------------------------------
CHECK Only One Column for Each Illness (See other side of form for terminations or permanent transfers.)








Occupa-         Dust       Respiratory    Poisoning         Disorders      Disorders      All
tional skin     diseases   conditions     (systemic         due to         associated     other
diseases        of         due to         effects           physical       with           occupation
or              the        toxic          of                agents         repeated       illnesses
disorders       lungs      agents         toxic                            trauma
                                          materials)
----------------------------------------------------------------------------------------------------------------






                              (7)


----------------------------------------------------------------------------------------------------------------
(a)             (b)        (c)            (d)               (e)            (f)            (g)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0               0          0              0                 0              0              0



----------------------------------------------------------------------------------------------------------------





 Fatalities         Nonfatal Illnesses
-----------------------------------------------------------------------------------------------------------------
 Illness Related    Illnesses With Lost Workdays                                                Illnesses
                                                                                                Without Lost
                                                                                                Workdays
 -------------------------------------------------------------------------------------------
 Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK
 death.             if                 if                 DAYS away from     DAYS of            if
                    illness involves   illness involves   work.              restricted         no entry was
                    days away from     days away from                        work activity.     made in
                    work,              work.                                                    columns 8 or 9.
                    or days of
 Mo./day/yr.        restricted
                    work activity,
                    or both.

 (8)                (9)                (10)               (11)               (12)               (13)
 -----------------  -----------------  -----------------  -----------------  -----------------  -----------------


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 0                  0                  0                  0                  0                  0



-----------------------------------------------------------------------------------------------------------------

Certification of Annual Summary Totals By         Title:              Date:

OSHA No. 200   OSHA No. 20C   POST ONLY THIS PORTION OF THE LAST PAGE NO LATER THAN FEBRUARY 1.

Schedule 5.12
Health and Safety


Bureau of Labor Statistics                                                             U.S. Department of Labor
Log and Summary of Occupational
Injuries and Illnesses                                                                 For Calendar Year 1994 Page 1 of 1



                                                                                          For Calendar Year 1997

                                                                                                   Form Approved
                                                                                            O.M.B. No. 1220 0029
--------------------------------------------------------  ------------------------------------------------------
NOTE: This form is required by Public Law 91-596 and      RECORDABLE CASES: You are required to record
must be kept in the establishment for 5                   information about every occupational death, every
years.  Failure to maintain and post can result in        nonfatal occupational illness,
the issuance of citations and assessment of               and those nonfatal occupational injuries which
penalties. (See posting requirements on the other side    involve one or more of the following: loss of
of form.)                                                 consciousness, restriction of work or
                                                          motion, transfer to another job, or medical
                                                          treatment (other than first aid). (See definitions
                                                          on the other side of form.)
-----------------------------------------------------------------------------------------------------------------
Case or File No.    Date of Injury     Employee's Name    Occupation        Department         Description of
                    or                                                                         Injury or
                    Onset of Illness                                                           Illness

Enter a nondupli-   Enter Mo./day.     Enter first        Enter regular     Enter dept. in     Enter a brief
cating number which                    name or initial,   job title, not    which em-          description of
will facilitate                        middle initial,    activity em-      ployee is          the injury
comparisons                            last name.         ployee was        regularly          or illness and
with                                                      performing        employed or        indicate
supplementary                                             when injured      a description      the part or
records.                                                  or at onset       of normal          parts of the
                                                          of illness. In    workplace to       body affected.
                                                          the absence       which em-
                                                          of a formal       ployee is          Typical en-
                                                          title, enter a    assigned,          tries for this
                                                          brief descr-      even though        column might be
                                                          iption of the     temporarily        amputation
                                                          employee's        working in         of 1st joint
                                                          duties.           another dept.      rt.
                                                                            at the time of     fore-finger,
                                                                            injury or          strain of lower
                                                                            illness.           back, contact
                                                                                               dermatitis on
                                                                                               both hands,
                                                                                               electrocution
                                                                                               body.

(A)                 (B)                (C)                (D)               (E)                (F)
------------------  -----------------  -----------------  ----------------  -----------------  -----------------
                                                                                               PREVIOUS PAGE
                                                                                               TOTALS ->
-----------------------------------------------------------------------------------------------------------------
0197                8/8                *****************  Engineer          Engineering        Bruised Right
                                       *****************                                       Toe
-----------------------------------------------------------------------------------------------------------------
0297                10/24              *****************  Ship./Rec.        Manufactur-        Strain Lower
                                                                            ing                Back
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                               TOTALS
                                                                                               (Instructions
                                                                                               on other side
                                                                                               of form.)
-----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
Company Name:                       BroadBand Technologies, Inc.

----------------------------------------------------------------------------------------------------------------
Establishment Name:

----------------------------------------------------------------------------------------------------------------
Establishment Address:              Post Office Box 13737, Research Triangle Park, North Carolina 27709


----------------------------------------------------------------------------------------------------------------
Extent of and Outcome of INJURY
----------------------------------------------------------------------------------------------------------------
Fatalities         Nonfatal Injuries
----------------------------------------------------------------------------------------------------------------
Injury Related     Injuries With Lost Workdays                                                 Injuries
                                                                                               Without Lost
                                                                                               Workdays
                   -------------------------------------------------------------------------
Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK if
death.             if injury          if injury          DAYS away from     DAYS of            no entry was
                   involves days      involves           work.              restricted         made in
                   away from          days away from                        work activity.     columns 1 or 2
                   work, or days      work.                                                    but the
                   of restricted                                                               injury is
Mo./day/yr.        work activity,                                                              recordable as
                   or both.                                                                    defined above.
(1)                (2)                (3)                (4)                (5)                (6)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                               X
----------------------------------------------------------------------------------------------------------------
                    X                  X                  7                 14
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0                  1                  1                   7                 14                 1



----------------------------------------------------------------------------------------------------------------









----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Type, Extent of, and Outcome of ILLNESS

----------------------------------------------------------------------------------------------------------------
Type of Illness

----------------------------------------------------------------------------------------------------------------
CHECK Only One Column for Each Illness (See other side of form for terminations or permanent transfers.)








Occupa-         Dust       Respiratory    Poisoning         Disorders      Disorders      All
tional skin     diseases   conditions     (systemic         due to         associated     other
diseases        of         due to         effects           physical       with           occupation
or              the        toxic          of                agents         repeated       illnesses
disorders       lungs      agents         toxic                            trauma
                                          materials)
----------------------------------------------------------------------------------------------------------------






                              (7)


----------------------------------------------------------------------------------------------------------------
(a)             (b)        (c)            (d)               (e)            (f)            (g)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
0               0          0              0                 0              0              0



----------------------------------------------------------------------------------------------------------------





 Fatalities         Nonfatal Illnesses
-----------------------------------------------------------------------------------------------------------------
 Illness Related    Illnesses With Lost Workdays                                                Illnesses
                                                                                                Without Lost
                                                                                                Workdays
 -------------------------------------------------------------------------------------------
 Enter DATE of      Enter a CHECK      Enter a CHECK      Enter number of    Enter number of    Enter a CHECK
 death.             if                 if                 DAYS away from     DAYS of            if
                    illness involves   illness involves   work.              restricted         no entry was
                    days away from     days away from                        work activity.     made in
                    work,              work.                                                    columns 8 or 9.
                    or days of
 Mo./day/yr.        restricted
                    work activity,
                    or both.

 (8)                (9)                (10)               (11)               (12)               (13)
 -----------------  -----------------  -----------------  -----------------  -----------------  -----------------


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 0                  0                  0                  0                  0                  0



-----------------------------------------------------------------------------------------------------------------


Certification of Annual Summary Totals By /s/ Vicki Jognia Title: Human Resource Assistant Date: 12/31/97

OSHA No. 200   OSHA No. 20C   POST ONLY THIS PORTION OF THE LAST PAGE NO LATER THAN FEBRUARY 1.

              Alliance Agreement between BBT and Bosch Telecom

                             Schedule 7.1.2(b)

                  International Distribution Agreements

                             Agreement Type                   Encumbrance

*****************      Licensing and Cooperation Agreement     *****************
*****************                                              *****************
                       Effective date 4/6/94                   *****************
                       (15 year term)                          *****************
                                                               *****************
                                                               *****************

                                                               *****************
                                                               *****************
                                                               *****************
                                                               *****************
                                                               *****************

                                                               *****************
                                                               *****************

*****************      Licensing and Cooperation Agreement     *****************
*****************                                              *****************
                       Effective date:  3/1/96                 *****************
                       (5 year term)                           *****************

                Alliance Agreement between BBT and Bosch Telecom

                                 Schedule 8.2(b)

                              Assignment of Patents

BroadBand Technologies, Inc., a Delaware corporation ("Assignor"), having an office and principal place of business at:

                                          BroadBand Technologies, Inc.
                                          4024 Stirrup Creek Drive
                                          Research Triangle Park, NC 27709-3737
                                          U.S.A.

is the present owner by assignment of the United States, Canadian and Other Corresponding Foreign Patents (including Patent applications) listed in the attached Schedule 1 hereto.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions of this Assignment of Patents, Assignor hereby sells, assigns and transfers to Bosch Telecom GmbH, a German corporation ("Assignee"), having an office at:

                                          Bosch Telecom GmbH
                                          Gerberstrasse 33
                                          D-71522 Backnang
                                          Germany

a joint ownership interest in the United States and Canadian Patents (including Patent applications), as well as in and to the inventions described in said Patents (including Patent applications), including the right to claim priority and, as to the applications, in and to all patents to be obtained for said inventions by the above applications or any continuation, division, renewal, or substitute thereof, and as to the issued Patents, any reissue or re-examination thereof, subject to the restrictions referred to below.

In addition, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions of this Assignment of Patents, Assignor hereby sells, assigns and transfers to Assignee all right, title and interest of Assignor to and under the corresponding foreign Patents (including Patent applications) other than the U. S. and Canadian Patents (including Patent applications), including the right to claim priority and, as to the applications, in and to all International Patents to be obtained for said inventions by the above applications or any continuation, division, renewal, or substitute thereof, and as to the issued Patents, any reissue or re-examination thereof and further including any and all rights to sue or recover for the infringement or misappropriation of the International Patents (including Patent applications) assigned hereby, subject to the restrictions referred to below.

For the avoidance of doubt Assignor agrees that, in connection with transacting business with Patent Offices other than the U.S. Patent and Trademark Office and the Canadian patent office in connection with Patents other than the U.S. and Canadian Patents and in connection with the prosecution of patent applications other than the U.S. and Canadian patent applications, Assignee shall have the exclusive right to prosecute such applications, without consent of Assignor, including appointing attorneys to conduct business with Patent Offices other than the U.S. Patent and Trademark Office and the Canadian patent office.

Assignor and Assignee agree that this Assignment of Patents is made subject to all the provisions of the Alliance Agreement dated as of May 18, 1998 between and among Assignor, Assignee and Bosch Telecom, Inc. (the "Alliance Agreement"), a copy of which is being filed with the U.S. Securities and Exchange Commission. All rights of both Assignor and Assignee under Patents, including Patent applications, assigned in this Assignment of Patents, are limited by the provisions of the Alliance Agreement. In the event of any conflict between the terms of this Assignment and the Alliance Agreement, the terms of the Alliance Agreement shall govern.

Upon request of Assignor or Assignee the other will execute any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said applications, said inventions and said issued Patents that may be necessary or desirable to carry out the purposes thereof, provided that either Assignor or Assignee may refuse to sign any document that is inconsistent with the provisions of the Alliance Agreement.Except as may be otherwise agreed in writing, neither party to this Assignment of Patents shall be obliged to account to the other for profits or other benefits obtained through exploitation of its co-ownership interest. Each party agrees to reasonably cooperate with the other as necessary for the purpose of legal action to enforce the ownership rights in the patents and patent applications referred to in this Assignment of Patents against third parties.

Assignee agrees that, in connection with transacting business with the U.S. Patent and Trademark Office and the Canadian patent office in connection with the U.S. and Canadian Patents and prosecution of the U.S. and Canadian patent applications, Assignor shall have the exclusive right to prosecute such applications on behalf of both owners, without consent of Assignee, including appointing attorneys to conduct business with the U.S. Patent and Trademark Office and the Canadian patent office.

IN WITNESS WHEREOF, the parties have duly executed this Assignment of Patents on the dates indicated below.

                                   BroadBand Technologies, Inc. (Assignor)

                                 -----------------------------------------------
                                            Signature

                                 -----------------------------------------------
                                            Printed Name

                                 -----------------------------------------------
                                            Title

                                 -----------------------------------------------
                                            Date

                                  Bosch Telecom GmbH (Assignee)

                                 -----------------------------------------------
                                            Signature

                                 -----------------------------------------------
                                            Printed Name

                                 -----------------------------------------------
                                            Title

                                 -----------------------------------------------
                                            Date

                                   Bosch Telecom GmbH (Assignee)

                                 -----------------------------------------------
                                            Signature

                                 -----------------------------------------------
                                            Printed Name

                                 -----------------------------------------------
                                            Title

                                 -----------------------------------------------
                                            Date

                                Schedule 12.5(a)
                                                                          051898
                          TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT is made as of this 8th day of June 1998 by and between Bosch Telecom, Inc., a Delaware corporation ("Bosch") and BroadBand Technologies, Inc., a Delaware corporation ("BBT").


                                    RECITALS

         WHEREAS, BBT and Bosch have entered in an Alliance Agreement dated as of May 1, 1998, pursuant to which BBT and Bosch have entered into technology transfer agreements and Bosch has purchased certain assets of BBT; and

         WHEREAS, concurrently BBT and Bosch entered into a Sublease Agreement in order to enable Bosch to conduct operations at the Subleased Premises; and

         WHEREAS, BBT agrees to provide certain services to Bosch in order to facilitate the efficient operation during a transition period following date hereof; and

         WHEREAS, BBT and Bosch desire to enter into this Transition Services Agreement to provide for the terms of and the process for handling the transition services.

        NOW THEREFORE, in consideration of the foregoing premises, the terms and covenants contained in this Transition Services Agreement, and other valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

         With regard to the provision of transition period services, BBT and Bosch hereby agree as follows:

1.     Defined Terms

       Capitalized terms, to the extent not defined herein, shall have the same meaning as in the Alliance Agreement.


2.     Services

       2.1 General. Subject to the terms and conditions set forth herein, BBT shall provide to Bosch during the Transition Period, on a charge basis pursuant to Section 3 hereof, the services as designated and described on Attachment 1 (the "Services"). In addition to the Services specifically provide for on Attachment 1, Bosch shall also have the right to purchase from BBT those other services designated on Attachment 1 as available on an "as requested" or "variable expenses" basis.

       2.2 Other Services. If, after the execution of this Agreement, the parties determine that a service provided by or to the business as conducted by BBT prior to the purchase was inadvertently omitted from Attachment 1 to the Agreement, the parties shall negotiate in good faith to attempt to agree to the terms and conditions upon which such services would be added to this Agreement, it being agreed that the charges for such services should be determined on a basis consistent with the methodology for determining the initial charges provided for herein.

       2.3 Reasonable Care. BBT shall perform the Services that it is required to provide to Bosch under this Transition Services Agreement with reasonable skill and care and shall use at least that degree of skill and care that it would exercise in similar circumstances in carrying out its own business. The Services performed by BBT hereunder shall be supplied in a manner consistent with the historical provision of such Services by BBT to its own business, substantially to the same extent, substantially for the same purposes, in substantially the same manner, with substantially the same degree of care as BBT has provided such Services to its own business during the twelve-month period immediately prior to the date hereof.

       2.4 Provision of Services. BBT will provide Services during the hours, at the locations and in the manner as similar Services have been provided prior to the date hereof.

       2.5 Designated Personnel. Where specific people are designated on Attachment 1 to perform Services, BBT will seek in good faith to retain such people for the Transition Period and any extensions thereof. In the event any such named persons leave BBT's employ before the end of the Transition Period, BBT will retain other people or otherwise provide the Services previously performed by such persons, except for the technical staff personnel described on Attachment 1 as "Section 2.5 Personnel."

       2.6 Cooperation. It is understood that it will require significant efforts of both Parties to implement this Transition Services Agreement and ensure performance hereunder at the agreed upon level. The Parties will cooperate (acting in good faith and using reasonable commercial efforts) to effect a smooth and orderly transition of the Services provided hereunder from the BBT to Bosch.


3.     Charges for Services

       3.1 Periodic Charges. The periodic or per unit charges for the Services provided by BBT under this Transition Services Agreement shall be as set forth on Attachment 1. The parties agree that the rates charged for Services shall be subject to change during the Transition Period. If BBT experiences a material change in the cost of providing the Services, the parties will negotiate in good faith an adjustment of the rates, effective on the anniversary date of this Agreement, for the respective Services taking into consideration cost increases or decreases incurred by BBT and the increase or decrease in the usage of the Services by Bosch. Other rate changes, not caused by changes in the cost of providing Services, may be negotiated between the Parties as set forth in Attachment 1.

       3.2 Expenses. BBT will provide all Services in Research Triangle, North Carolina, unless otherwise agreed by BBT. Bosch will pay for all reasonable and necessary travel expenses incurred by BBT in providing the Services. All such expenses shall be pre-approved by BTT management and be in accordance with BBT travel policies.


4.     Payment

                        BBT shall invoice Bosch for the charges described in
                  Section 3 on a monthly basis. Invoices shall be issued by BBT promptly after the end of the month in which such charges accrue. Bosch shall pay to BBT all amounts due hereunder within 15 (fifteen) days after receipt of BBT's invoice.


5.     Excused Performance

                        BBT shall use its best efforts to provide all of the
                  Services herein agreed to be provided, but does not warrant that any of the Services will be free of interruptions caused by acts of God, strikes, lockouts, accidents, inability to obtain fuel or supplies or other causes beyond BBT's control. No such interruption of Services shall be deemed to constitute a breach of this Agreement for any purpose whatsoever.


6.       Safekeeping and Confidentiality

       6.1 Safekeeping. BBT shall take necessary measures to protect the Bosch data that is processed by BBT from destruction, deletion or unauthorized change and allow its recovery in events of Force Majeure; provided, however, that BBT shall be deemed to have satisfied this obligation if the measures taken to protect and recover Bosch's data are equivalent to what it uses in carrying out its own business.

       6.2 Confidentiality. BBT shall maintain and treat as confidential and secret all information and materials which may be disclosed by Bosch and identified in writing as being proprietary, confidential or secret. BBT will abide by all system security requirements, nondisclosure obligations, policies and guidelines communicated by Bosch concerning access and use of proprietary information so identified. BBT agrees to treat as proprietary and not to provide or otherwise make available the whole or any portion of Bosch's confidential information, proprietary information, procedures or passwords that are identified in writing as proprietary confidential or secret, to any person other than to its employees who have a need to know for purposes contemplated hereby, without prior written consent of Bosch. BBT shall employ the same standard of care it uses to protect its own proprietary, confidential or secret information and material of like importance.


7.     Indemnity and Limitation on Liability.

                  7.1 BBT shall indemnify and hold harmless Bosch and its affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all lawsuits or claims by third parties and expenses incurred in connection therewith, including, without limitation, amounts paid in investigation, defense or settlement of any of the foregoing, arising out of or resulting from (a) the willful misconduct or negligence of BBT in performing its obligations under this Agreement; or (b) BBT's failure to provide Services in a timely manner (subject to Section 5 of this Agreement) with respect to any obligation for which BBT has accepted a deadline.

                  7.2 BBT's liability for any reason under this Agreement, including, without limitation, the foregoing indemnity, shall be limited to actual damages, subject to a maximum equal to the lesser of (i) the amounts paid to BBT pursuant to this Agreement or (ii) *****************************************
                  Dollars. In no event shall BBT be liable for lost profits or revenues, consequential, indirect or similar damages, whether or not foreseen or foreseeable.

8.     Term and Termination

       8.1 Term. The term of this Transition Services Agreement shall be for the period commencing on the 8th day of June, 1998, and ending on December 31, 2000 (the "Transition Period"). This Agreement may be extended for one (1) year thereafter at the option of Bosch. In order to exercise this option, Bosch must notify BBT of its intention to extend this Agreement at least ninety (90) days prior to the expiration of the initial term. Prior to the end of each calendar year, the parties shall then negotiate in good faith an adjustment of the charges, if any, for the respective Services, taking into consideration cost increases or decreases incurred by BBT in providing the Services and Bosch's increase or decrease in the usage of the Services, provided such adjustment shall be effective as of the first date of the calendar year.

       8.2 Termination. Bosch shall have the right, upon ninety (90) days notice to BBT, to discontinue the purchase of all or any part of any Service listed on Attachment 1 hereto. It is agreed that the Accounting Services provided herein shall terminate within ninety (90) days following the commencement date of this Agreement. The charges related to any Service that is cancelled by Bosch shall not be from and after the effective date of cancellation. BBT will bear the costs and expenses associated with the termination of any Services provided for hereunder, including, without limitation, severance payments and excess capacity costs.


9.       Miscellaneous

         9.1 This Agreement shall be binding upon the parties hereto and their successors and assigns. Neither party may assign its rights and/or obligations under this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld.

         9.2 Each Party shall bear the costs and expenses of obtaining any and all consents from third parties which may be necessary in connection with its performance of its obligations hereunder, including the costs of obtaining the consent to the assignment or sublicense of all software which may be necessary to provide the Services contemplated hereby.

         9.3 This Agreement constitutes the entire agreement of the parties with respect to the Services to be provided by BBT to Bosch and supersedes any agreements, representations, warranties or understandings, oral or written, between the parties with respect to the subject matter hereof entered into prior to the date hereof, other than the provisions of the Alliance Agreement. This Agreement may be amended or modified by the parties hereto by an instrument in writing executed by the parties hereto without the consent of any other person or entity.

         9.4 This Transition Services Agreement is made pursuant to and shall be governed and construed in accordance with the laws of the State of North Carolina.

         9.5 Any notice, request, demands, or other communication required or permitted in this Agreement shall be in writing and shall be given by personal delivery, or if sent by registered or certified mail postage prepaid, addressed as follows:

                  If to Bosch:      Bosch Telecom, Inc.
                                    8360 LBJ Freeway, Center III
                                    Dallas, TX 75243
                                    Attention:   Michael Gaertner

                  If to BBT:        BroadBand Technologies, Inc.
                                    4024 Stirrup Creek Drive
                                    Research Triangle Park, North Carolina 27705
                                    Attention:  Chief Financial Officer

                  All notices shall be effective upon receipt. Either party may by notice to the other designate a new address for notices. The address of any party hereto may be changed by notice to the other party hereto duly served in accordance with the foregoing provisions.

         9.6 For purposes of this Agreement, the relationship between BBT and its affiliates on the one hand and Bosch and its affiliates, shall be that of an independent contractor and not of employment, partnership, or joint venture and neither party is an agent of the other. By entering into this Agreement, neither party is, in any way, assuming any liabilities, debt or obligations of the other party, whether now existing or hereafter created, except as expressly provided for herein.

         9.7 This Agreement may be signed in counterparts. Any single counterpart or set of counterparts signed, in either case, by each of the parties hereto shall constitute a full and original Agreement for all purposes.

         9.8 No failure or delay in exercising any right hereunder shall operate as a waiver of or impair such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. Any waiver must be given in writing to be effective, and no waiver shall be deemed a waiver of any other right.

         9.9 If any one or more of the provisions contained in this Transition Services Agreement or in any other document delivered pursuant hereto shall for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any such other document and there shall be deemed substituted for the provision at issue a valid and enforceable provision as similar as possible to the provision at issue.

         9.10 This Transition Services Agreement is for the sole and exclusive benefit of the parties hereto. No provision of this Agreement shall be for the direct or indirect benefit of any other persons or entities and no provision of this Agreement shall be deemed to confer upon any other third party any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing with reference to this Agreement.

         9.11 The parties hereto shall, at any time after the execution hereof, sign, execute and deliver all such documents and instruments and do or cause to be done all such other acts or things as may be necessary to carry out the intent and provision of this Agreement.


IN WITNESS WHEREOF, the parties hereto have executed this Transition Services Agreement.

         BOSCH TELECOM, INC.

By:      ____________________________________________
Name:    ____________________________________________
Title:   ____________________________________________



         BROADBAND TECHNOLOGIES, INC.


By:      _____________________________________________
Name:    _____________________________________________
Title:   _____________________________________________

                                  ATTACHMENT 1





                          TRANSITION SERVICES FROM BBT



A.    Engineering Services


B.    Information Technology Support Services


C.  Other Services








The attached is a list of services that BBT will provide to Bosch. The charges for such Services are determined on an allocated basis or on a usage basis, as indicated. The joint "R&D Coordination Committee" will review and monitor the availability and usage of these Services on an on-going basis. Any changes to either the availability of Services from BBT or to their usage by Bosch requires reasonable notification to the affected party. The minimum notification period is specified for each category.

A.   Engineering Services

Minimum Notification Period        :  90 Days

a) Allocated Services (fixed expense)




Services                           Personnel                         Expense

FSAN 2.0 Architecture              ***********                       *****************
and Development                    ***********                       *****************
                                   ***********                       *****************
                                   ***********                       *****************
                                   ***********                       *****************
                                   ***********                       *****************
                                   ***********                       *****************

xDSL Consulting                    ***********                       *****************
* Means Section 2.5 Personnel
CPE Support & Lab                  2.5 ANI lab + Tools               *****************
                                   ***********                       *****************
                                   ***********                       *****************
                                   ***********                       *****************

1.3 Technical Support              Retain 1 HC+OH                    *****************
Documentation Support              ***********                       *****************
Training Support                   ***********                       *****************
Equipment Depreciation             ***********                       *****************
                                   ***********

b) Allocated Services (variable expense)

CAD (up to 12 man weeks in 3Q98)                                     *****************
Post 1.3 Compliance Testing                                          *****************
                                                                     *****************
Dedicated 1.3 Technical Support                                      *****************

c) Services Not Available in 1998

 -     ASIC Design
 -     Mechanical Design
 -     CAD Design 4Q98
 -     Instrument Calibration



B.  Information Technology Support Services
    ---------------------------------------



Hardware and Software Development Tools
---------------------------------------
Minimum Notification Period        :  90 Days

Software Development               Tools/Licenses
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************


Hardware Development               Tools/Licenses            *****************
[Cadence; Synopsis; DataIO/Abel; Xilinx; Altera MaxPlus2-Arrow; Chronology-Timing Designer; MINC Pldesigner; Summit Designs-Vericov; Actel-ALS]


Technical Support
-----------------
Minimum Notification Period:  120 Days

Installation and Support of Bosch IT Network                  *****************

C.   Other Services
     --------------

Minimum Notification Period:                90 days, except for Documentation Center which requires 120 days.


a) Material Logistics (Shipping/Receiving, Purchasing; MRP)         *****************

b) Documentation Center (Webfile room, ECO/GCO)                     *****************

c) Quality Assurance (Reliability, Design evaluation, etc.)         *****************

d) Accounting                                                       *****************


Notes:
------
1) Accounting services are offered only for 90 days from signing of Alliance
Agreement.
 2) Facility maintenance service is included as part of office space sublease.

OTHER SERVICES AVAILABLE TO BOSCH FOR PURCHASE ON AN "AS REQUESTED" BASIS

Item:
-----
1)   Process/Test Engineering
2)   Prototype Assembly and Test
3)   Supplier Quality Engineering (Mechanical)
4)   Unique Test/Process Equipment
5)   Mechanical and Test Equipment Calibration

                                Schedule 12.5(b)

                             REAL PROPERTY SUBLEASE


         THIS SUBLEASE is made as of this 8th day of June, 1998, by and between Broadband Technologies, Inc. ("Sublandlord") of 4024 Stirrup Creek Drive, Research Triangle Park, North Carolina 27705 and Bosch Telecom, Inc. ("Subtenant") of 8360 LBJ Freeway, Center II, Dallas, TX 75243.

                                    RECITALS

The parties recite and declare:

         A. Wachovia Bank of North Carolina, as landlord ("Prime Landlord"), and Broadband Technologies, Inc. ("Sublandlord"), as Tenant, have entered into that certain Lease Agreement dated February 25, 1993 (the "Prime Lease"), as amended by Lease Amendments One through Five, regarding the land and demised premises located at 4024 Stirrup Creek Drive in the City of Research Triangle Park, North Carolina, all as described in the Prime Lease.

         B. Sublandlord and Bosch Telecom, Inc. ("Subtenant") have entered into an Alliance Agreement and the parties desire to enter into a sublease as to the portion of the Prime Lease premises (approximately 19,300 square feet) described on attached Exhibit A ("Sublease Premises"), upon the terms and conditions set forth below.

         In consideration of the above recitals, the terms and covenants contained in this sublease agreement, and other valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

                                   AGREEMENTS

         1. Sublease. Subtenant agrees to sublease from Sublandlord, and Sublandlord agrees to sublease to Subtenant, the portion of the Prime Lease premises ("Sublease Premises") as described in Exhibit A, upon the terms and conditions set forth herein. Subtenant accepts the Sublease Premises in their "as is" condition.

         2. Sublease Term. The term of this Sublease ("Sublease Term") will commence on June 8, 1998 ("Commencement Date") and will continue for five years through June 8, 2003, unless sooner terminated as provided herein. Subtenant will be given possession of the Sublease Premises immediately on execution of this sublease agreement. Subtenant shall have the option to renew the Sublease for two (2) additional Sublease Terms of five (5) years each ("Renewal Terms"), upon the same terms and conditions set forth herein, subject, however, to changed provisions including rental increases under the Prime Lease, and subject to the terms and conditions of the Prime Lease as such terms shall be amended from time to time by Sublandlord and Prime Landlord. Subtenant shall notify Sublandlord, in writing, not less than six (6) months prior to the expiration of the Sublease Term or the Renewal Term of its intention to exercise this option.

         3. Use. Subtenant shall use the Sublease Premises for general office, research and development and other incidental and ancillary purposes, and for no other purposes without the prior written consent of the Sublandlord.

         4. Rent. Subtenant will pay to Sublandlord monthly basic rent for the Sublease Premises in advance, on the Commencement Date and on the first day of each calendar month thereafter during the Sublease Term, in the amount of ********************************** *************************************** which is calculated based upon usage of 19,287 square feet at the rate of ******************************* per square foot of rentable space ("Rent"). It is understood, however that in the event the rental rate under the Prime Lease shall increase, there shall be a corresponding increase in the Rent charged hereunder, it being understood that the parties intend to mirror in this Sublease any rental increases and increases in other expenses charged under the Prime Lease.

         5. Occupancy Services. Sublandlord agrees to furnish all water and sewer services to the Sublease Premises without additional charge to Subtenant. Sublandlord agrees to provide the Occupancy Services set forth on Exhibit B to the Sublease Premises during the Sublease Term at the rates set forth on Exhibit
B. Charges for Occupancy Services will be made on a monthly basis and will accrue only for months during which Subtenant leased the Sublease Premises. The parties agree that the rates charged for Occupancy Services shall be subject to change during the Sublease Term. If Sublandlord experiences a change in the cost of providing the Occupancy Services, the parties will negotiate in good faith an adjustment of the charge for the Occupancy Services effective on the calendar year basis, for the respective Occupancy Services taking into consideration cost increases or decreases incurred by Sublandlord and the increase or decrease in the usage of the Occupancy Services by Subtenant.

         6. Parking. Subtenant will, during the Sublease Term, sublease and have use of, at no additional cost, parking spaces, in common with other tenants, including Sublandlord, subject to the Prime Lease.

         7. Warranty by Sublandlord. Sublandlord warrants to Subtenant that the Prime Lease has not been amended or modified except as expressly represented to Subtenant or set forth in this Sublease, however, it is understood that Sublandlord is currently in negotiations for an amendment, re-drafting or extension of the Prime Lease; that Sublandlord is not now, and as of the Commencement Date will not be, in default or breach of any of the provisions of the Prime Lease, and that Sublandlord has no knowledge of any claim by Prime Landlord that Sublandlord is in default or breach of the Prime Lease. Except for the amendment currently under negotiation, Sublandlord agrees not to amend, alter or modify any of the provisions of the Prime Lease affecting Subtenant, or to surrender the Prime Lease, without Subtenant's consent. In the event the Prime Lease is re-drawn and replaced with a new lease, said lease shall for all purposes herein be treated as the Prime Lease; however, such new Prime Lease shall be subject to

Subtenant's approval. If Subtenant disapproves the new Prime Lease, Subtenant shall have the right to terminate this Sublease upon written notice to Sublandlord.

         8. Terms and Conditions of Master Lease. Except as specifically provided in this paragraph or otherwise modified herein, all applicable terms and conditions of the Prime Lease are incorporated into and made a part of this Sublease and this Sublease is and shall be subject and subordinate to the Prime Lease. Subtenant assumes and agrees to keep, obey and perform all of the terms, covenants and conditions of Sublandlord as Tenant under the Prime Lease with respect to the Sublease Premises; and the rights of Subtenant hereunder are subject to the terms of the Prime Lease. Subtenant will not commit or suffer any act or omission that will violate any of the provisions of the Prime Lease. The following provisions of the Prime Lease are specifically excepted from this paragraph:

                           4.10 & 4.11 Letter of Credit; Security Deposit
                           4.12     Tenant Improvement Payment
                           8.17 No Assignment or Subletting (with regard to the automatic termination of Tenants option to renew or extend the Lease Term
                           11.3     Failure With Respect to Letter of Credit

Sublandlord will exercise due diligence in attempting to cause Prime Landlord to perform its obligations under the Prime Lease for the benefit of the Subtenant. In the event Sublandlord enters the Sublease Premises to inspect the same, Sublandlord shall endeavor to give Subtenant prior notice, shall inspect the Sublease Premises in a way as to minimize disruption to Subtenant, and shall so inspect during normal business hours.

         9. Insurance. Subtenant will, during the Sublease Term, continuously maintain commercial general liability insurance for its own protection in an amount not less than ******* ******************************, with allowance for a ****************************** ********* deductible, combined single limit for both bodily injury and property damage, which insurance policy shall name Sublandlord (and if required under the Prime Lease, Prime Landlord) as an additional insured party, and a certificate thereof reasonably acceptable to Sublandlord shall be delivered to Sublandlord prior to the delivery of the Sublease Premises to Subtenant.

         10. Assignment and Subletting. Subtenant may not, without the prior written consent of Sublandlord, which consent may be withheld in Sublandlord's reasonable discretion (and further subject to Prime Landlord's approval), assign or pledge this Sublease, sublet all or any part of the Sublease Premises, allow any liens to be placed on this Sublease or the Sublease Premises, or suffer this Sublease or the Sublease Premises or any portion thereof to be attached or taken upon execution. Sublandlord shall not be deemed to unreasonably withhold its consent if a proposed subtenant of Subtenant is a competitor of Sublandlord. In the event Subtenant requests Sublandlord's consent to a further sublease, Sublandlord shall have the option in its sole discretion and without regard to whether its withholding consent is reasonable or unreasonable, rather than granting such consent, to terminate this Sublease.

         11. Termination. This Sublease shall terminate at the end of the Sublease Term. Subtenant will peacefully and quietly vacate and surrender the Sublease Premises to Sublandlord at the expiration of the Sublease Term, in the condition called for under the Prime Lease. The existence of this Sublease is dependent and conditioned upon the continued existence of the Prime Lease, and in the event of the expiration, cancellation or termination of the Prime Lease, this Sublease automatically shall be terminated; provided, however, that:

                  (a)             this provision shall not be deemed to release
                      Sublandlord of liability if the Prime Lease is canceled or terminated due to a default by Sublandlord as Tenant under the Prime Lease, which default did not result, in whole or in part, from a default by Subtenant under this Sublease.

                  (b)             if the Prime Lease terminates as a result of a
                      default or breach by the Sublandlord or Subtenant, the defaulting party will be liable to the nondefaulting party for the damages suffered as a result of the termination.

         Sublandlord shall have no liability to Subtenant due to the termination or expiration of the Prime Lease for any reason other than a Sublandlord default thereunder.

         12. Default. If Subtenant defaults in its obligations under this Sublease, Sublandlord shall have all of the same rights and remedies against Subtenant as would be available to the Prime Landlord against Sublandlord if Sublandlord were in default under the Prime Lease, as fully as if such rights and remedies were set forth in this Sublease. Any default or breach of the Prime Lease by Sublandlord shall not be deemed the default or breach of Subtenant. In case of a default or breach of the Prime Lease by Sublandlord (including the nonpayment of rent), Prime Landlord and Sublandlord will provide Subtenant timely notice of the default or breach and Subtenant shall have the right, at any time, to take the action required of Sublandlord under the Prime Lease in order to cure the breach or prevent the default. If agreed by Prime Landlord, any such performance by Subtenant shall be accepted by Prime Landlord as performance on the part of Sublandlord keeping the Prime Lease in full force and effect. Any payment by Subtenant under this provision shall be credited on the amount due from Subtenant to Sublandlord under this Sublease.

         13. Notices. Any notice or demand permitted or required hereunder shall be deemed given or made if, and shall not be deemed to have been given or made unless, it is in writing and deposited in the United States mails certified, return receipt reqested, postage prepaid, addressed as follows:

                Sublandlord:        Broadband Technologies, Inc.
                                    4024 Stirrup Creek Drive
                                    Research Triangle Park, North Carolina 27705
                                    Attention:  Chief Financial Officer

                           If to Subtenant: Bosch Telecom, Inc.
                                                    8360 LBJ Freeway, Center II
                                                    Dallas, TX  75243
                                                    Attention:  Michael Gaertner

The foregoing addresses may be changed from time to time by notice as above provided, which change shall be effective ten (10) days after notice is given.

         14. Successors and Assigns. All provisions of this Sublease will be binding on and for the benefit of the successors and assigns of Sublandlord and Subtenant, except that no person or entity holding under or through Subtenant in violation of any provision of this Sublease will have any right or interest in this Sublease or the Sublease Premises.

         15. Commissions. Sublandlord and Subtenant represent and warrant to each other that neither party has dealt with any real estate brokers or salespersons regarding this Sublease. Sublandlord and Subtenant shall each indemnify and hold the other harmless from and against any claims, losses, costs or liability arising from any parties who may claim a brokerage commission as a result of the indemnifying party's actions or agreements in connection with this Sublease.

         16. Entire Agreement. This Sublease contains the entire agreement between Sublandlord and Subtenant regarding the Sublease Premises. Subtenant agrees that it has not relied on any statement, representation or warranty of any person except as set out in this Sublease. This Sublease may be modified only by an agreement in writing signed by Sublandlord and Subtenant. No surrender of the Sublease Premises, or of the remainder of the Sublease Term, will be valid unless accepted by Sublandlord in writing.

         17. Indemnity. Subtenant shall protect and indemnify Sublandlord from and against any and all loss, claim or action (including reasonable attorneys' fees) from any damage or injury to person or property occurring on or about the Sublease Premises, except to the extent such loss, claim or action is a result of Sublandlord's negligence or intentional misconduct.

         18. Condition Precedent. The parties' obligations hereunder are subject to the condition precedent of Prime Landlord consenting to the terms hereof by the execution of the Alliance Agreement.

         19. Termination Right of Subtenant. Notwithstanding any other provision of this Agreement, Subtenant shall have the right in its sole discretion to terminate this Sublease one year after providing Sublandlord with written notice of termination.

EXECUTION:

         Sublandlord and Subtenant have executed this Sublease as of the date first stated above.


                                                    Broadband Technologies, Inc.

                                                     By:
                                                     Its:

                                                    Bosch Telecom, Inc.

                                                     By:
                                                     Its:

                        CONSENT TO SUBLEASE AND AGREEMENT

         As of this ________day of _________________, 199__, HIGHWOODS/FORSYTH
LIMITED PARTNERSHIP (successor in interest to ______________________________) (the "Landlord"),_____________________________________(the "Tenant") and
________________________________________(the "Subtenant") do hereby enter into this Consent to Sublease and Agreement.

                                    RECITALS

         WHEREAS, Landlord and Tenant entered into a lease dated
_______________(the "Lease") for approximately _________square feet of office space in the building commonly known as the _________________________________ Building, located in _________________County,___________________________(the
"Demised Premises");

         AND WHEREAS, Tenant and Subtenant have agreed to enter into a sublease of the Demised Premises in the form attached hereto and incorporated herein by reference (the "sublease");

         NOW THEREFORE, Landlord does hereby consent to the Sublease in the form attached hereto, conditioned upon the agreement by Tenant and Subtenant of Paragraphs 1 through 8 hereof:

     1. Tenant shall not be released in any manner from any of its obligations under the Lease.

     2. Tenant shall pay to Landlord, as additional rent, all rents received by Tenant from Subtenant in excess of the rent payable by Tenant to Landlord under the Lease.

     3. The Sublease shall be subject to all of the terms and provisions of the Lease and no use or occupancy of the Premises shall be permitted by Tenant or undertaken by Subtenant which is in any way inconsistent with the terms and provisions of the Lease.

     4. Landlord shall not be obligated to Subtenant under any of the provisions of the Sublease.

     5. Subtenant shall indemnify and hold Landlord harmless from and against any and all claims arising out of (a) Subtenant's use of the Premises or any part thereof; (b) any activity, work, or other thing done, permitted or suffered by Subtenant in or about the Premises or the building, or any part thereof; (c) any breach or default by Subtenant in the performance of any of its obligations under the Sublease; or (d) any act or negligence of Subtenant, or any officer, agent, employee, contractor, servant, invitee or guest of Subtenant; and in each case from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including attorneys' fees at all tribunal levels) arising in connection with any such claim or claims as described in (a) through (d) above, or any action brought thereon. If such action be brought against Landlord, Subtenant upon notice from Landlord shall defend the same through counsel selected by Subtenant's insurer or other counsel, in each case acceptable to Landlord. Subtenant assumes all risk of damage or loss to its property or injuries or death to persons in, on, or about the Premises, from all causes except those for which the law imposes liability on Landlord regardless of any attempted waiver thereof, and Subtenant hereby waives such claims in respect thereof against Landlord. The provisions of this paragraph shall survive the termination of the Sublease.

                           6. This Consent and Agreement shall not be deemed to
                  constitute a consent to any future sublease (or any future assignment) and each and every such proposed future sublease (and any proposed future assignment) shall require the prior written consent of Landlord, which Landlord may not arbitrarily refuse to give.

     7. If Landlord so elects, the termination of the Lease by lapse of time or as otherwise provided in the Lease shall immediately cause the Sublease to be terminated and of no further force or effect.

     8. Any options provided to Tenant in the master Lease shall not be extended to or exercised by Subtenant.



         Landlord:  HIGHWOODS/FORSYTH LIMITED PARTNERSHIP
                    By:  Highwoods Properties, Inc., its general partner

         By:_____________________________________________________

         Title:_________Senior Vice President_________________________

         Date:____________________________________________________

         Attest:___________________________________________________
                          Assistant Secretary

         Corporate Seal

         Tenant:__________________________________________________

         By:_____________________________________________________

         Title:____________________________________________________

         Date:____________________________________________________

         Attest:___________________________________________________
                          ____________Secretary

         Corporate Seal





         Subtenant:________________________________________________

         By:______________________________________________________

         Title:_____________________________________________________

         Date:_____________________________________________________

         Attest:____________________________________________________
                          _____________Secretary

         Corporate Seal

                                    EXHIBIT A

                                SUBLEASE PREMISES


                               FLOOR SPACE SUMMARY


Total BBT Leased Space                                                    97,195

Proposed Bosch Space
         South Side (Second Floor)                                      ********
                                                                        ********
         Percent of Total SF


         Atrium (Pro-rated @ *****)                                     ********
         Conference Room G (Pro-rated @ *****)                          ********
                                                                        ********
                  Total SF


                            [DIAGRAM OF FLOOR SPACE]


                       OCCUPANCY SERVICES PROVIDED BY BBT

FACILITY EXPENSES:
      ITEM                                                                          COST/SQ.FT./YR
      ----                                                                         -----------------
       1                  Taxes, Insurance, Common Area Maintenance                *****************
       2                  Electrical Usage                                         *****************
       3                  HVAC Maintenance                                         *****************
       4                  Facilities Maintenance                                   *****************
       5                  Cleaning Services                                        *****************
       6                  Copier Services                                          *****************
       7                  Atrium Elevator Services                                 *****************
       8                  Miscellaneous Maintenance Supplies                       *****************
       9                  Receptionist/Mail Delivery Services                      *****************
      10                  Wast Management Services                                 *****************


                          TOTAL ALLOCATED FACILITY EXPENSES (PER SQ.FT.)           *****************


                          TOTAL PER YEAR FACILITY EXPENSE @                        *****************



                          TOTAL PER MONTH FACILITY EXPENSE @                       *****************



TELEPHONE EXPENSES:
       ITEM                                                                          COST/PORT/YR
       ----                                                                          ------------
         1                PBX/Voice Mail Lease and Maintenance                      *****************

                          TOTAL PER YEAR TELEPHONE EXPENSE @ *****************      *****************


                          TOTAL PER MONTH TELEPHONE EXPENSE @ *****************     *****************


                       OCCUPANCY SERVICES PROVIDED BY BBT
                           (Details and Calculations)

FACILITY EXPENSES:
  ITEM        COMMENTS                                             CALCULATIONS                              VENDOR
  ----        --------                                             ------------                              ------
    1         Current rate (Taxes, Insurance, Comman Area Mnt)     None                                      ***********************
    2         Based on S2 run rates ***************                ************** * 12 (mo.) /30,000 SF      ***********************
    3         Based onBased on *************** annual contract     ************** (yr0 / 97,195 SF           ***********************
    4         Based on ***************                             ************** * 12 (mo.) / 97,195 SF     ***********************
    5         Based on ***************                             ************** * 12 (mo.) / 97,195 SF     ***********************
    6         Based on ***************                             ************** * 12 (mo.) / 97,195 SF     ***********************
    7         Based on ***************                             ************** * 12 (mo.) / 97,195 SF     ***********************
    8         Current run rate                                     ************** * 12 (mo.) / 97,195 SF     ***********************
    9         Based on ***************                             ************** (yr) / 97,195 SF           ***********************
   10         Based on ***************                             ************** * 12 (mo.) / 97,195 SF     ***********************


              * Bosch buys copier supplies (paper, toner,
                etc.) direct


              TELEPHONE EXPENSES:

    1         Based on *************** for 600 ports               *************** * 12 (mo.) / 600 PORTS    NTFC and Carolina Tel







                                     Page 1